As filed with the Securities and Exchange Commission on August 9, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

            Simon D. Collier, President & Principal Executive Officer
                               Two Portland Square
                              Portland, Maine 04101
                                  207-553-7110


                      Date of fiscal year end: May 31, 2006

              Date of reporting period: June 1, 2006 - May 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


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ITEM 1. REPORT TO STOCKHOLDERS.



[LOGO]
   B
BROWN ADVISORY FUNDS
                                  ANNUAL REPORT
                                  MAY 31, 2006
                        BROWN ADVISORY GROWTH EQUITY FUND
                        BROWN ADVISORY VALUE EQUITY FUND
                      BROWN ADVISORY SMALL-CAP GROWTH FUND
                       BROWN ADVISORY SMALL-CAP VALUE FUND
                         BROWN ADVISORY OPPORTUNITY FUND
                        BROWN ADVISORY INTERNATIONAL FUND
                         BROWN ADVISORY REAL ESTATE FUND
                        BROWN ADVISORY MARYLAND BOND FUND
                     BROWN ADVISORY INTERMEDIATE INCOME FUND

THE VIEWS IN THE REPORTS CONTAINED HEREIN WERE THOSE OF THE FUNDS' INVESTMENT ADVISOR, BROWN ADVISORY, INC. AND/OR A FUND'S SUB-ADVISOR AS OF MAY 31, 2006 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN EACH FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

                                TABLE OF CONTENTS

          A Message to Our Shareholders..........................  1
          Performance Charts and Analysis........................ 19
          Schedules of Investments............................... 28
          Statements of Assets and Liabilities................... 48
          Statements of Operations............................... 50
          Statements of Changes in Net Assets.................... 52
          Financial Highlights................................... 62
          Notes to Financial Statements.......................... 69
          Report of Independent Registered Public Accounting Firm 82
          Additional Information (Unaudited)..................... 83

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BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2006
Dear Shareholder:
The equity markets over the past twelve months have demonstrated considerable tenacity in the face of rising oil prices, continued geopolitical instability, and most importantly a Federal Reserve focused on keeping inflation concerns in check. Despite these headwinds, the Brown Advisory Growth Equity Fund (the "Fund") was able to generate respectable gains, both on an absolute (positive) and relative basis. For the 12-month period ended May 31, 2006, the Fund's Institutional Shares increased 5.53% in comparison to the Fund's primary benchmark, Russell 1000(R) Growth Index (the "Index"), which increased 6.14%. The Federal Reserve's focus on tightening monetary policy remains at the forefront for many investors. The question at hand is just how much higher the overnight federal funds rate must go before fears of inflation are held in check, and whether increasing rates will encroach on economic growth. The Federal Reserve has raised the overnight federal fund target interest rate 16 times since early 2004 and now stands at 5.0%. If given the difficult decision of choosing between these aforementioned priorities, investors' fear that new Fed Chairman Ben Bernanke will choose to remain steadfast with the Federal Reserve's longstanding policy of controlling inflation without taking into consideration any impact rising interest rates may have on economic growth. As a result, we expect the equity markets to continue discounting economic prosperity until a clear end to rising rates is on the horizon. Smaller capitalization equities have out-performed large capitalization stocks in recent years from increased liquidity and loose monetary policy implemented by the Federal Reserve. This may no longer prove to be the case. We expect the impact of continued rate increases, if that is indeed the case, to have an effect on the overall broad equities markets. In particular, smaller capitalization stocks will likely be impacted greater as incremental cost of capital will have an increasingly negative effect on profitability. Leading contributors to performance for the Fund over the past twelve months included SCHLUMBERGER, LTD., BEST BUY CO., INC., JACOBS ENGINEERING GROUP, INC. and ACCENTURE, LTD. These companies represent various sectors of the overall market. Schlumberger benefited from increasing capital investments among oil exploration and production companies seeking to meet increasing global demand for natural resources. Best Buy experienced better than expected results from its ongoing initiative focusing on customer centricity as well as building out its highly profitable Geek Squad business. Jacobs Engineering saw considerable growth in its backlog as sustained economic growth has allowed many companies to expand property and plants to increase business capacity. Lastly, Accenture, Ltd. benefited from companies focused on expanding their global reach. Over the past twelve months, the Fund's out performance over the Index was driven by strong stock selection in the energy, health care, materials and processing and consumer discretionary sectors. Our strong stock selection more than offset the negative impact from our sector allocation. The Fund's lack of exposure to the producer durables sector and overweight to the technology sector had the largest drag to performance.
Stocks that detracted from performance over the past twelve months were DELL, INC., INTEL CORP., SYSCO CORP., and KINETIC CONCEPTS. Dell Computer has recently reported revenue growth below expectations, adding to concerns of deteriorating pricing power in its personal computer business. We view this weakness, however, as a short term event given management's ability to quickly recalibrate pricing, incorporate the latest cutting edge technology efficiently, and execute on its superior business model. Furthermore, we feel investors have overlooked the company's subtle shift in product mix towards higher margin offerings. Intel Corporation has recently come under
                                        1
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BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2006
pressure as its main competitor Advanced Micro Devices has gained ground in the race of superior semiconductor chipsets. However, Intel's capital deployment in research and development has never been greater, a fact that we feel will ultimately result in Intel re-gaining its lead. Sysco Corporation has experienced considerable price-to-earnings multiple compression, a scenario we find attractive provided that fundamentals remain intact. In question has been earnings visibility in lieu of expenses relating to construction of regional distribution centers (a future cost savings endeavor) and sales force initiatives focused on increased sales among its existing customers. We expect both efforts to begin bearing fruit in the second half of 2006, which in turn should increase earnings and restore investor confidence. Finally, Kinetic Concepts shares dropped meaningfully after government challenges on its reimbursement rates surfaced. We did not see these concerns abating soon; therefore, we exited our position.
During the period, we eliminated our positions in ABBOTT LABORATORIES, AFFILIATED COMPUTER SERVICES, AMERIPRISE FINANCIAL, ANHEUSER BUSCH, CEPHALON, CITIGROUP, COSTCO WHOLESALE CORP., EXPEDIA, FOREST LABORATORIES,
IAC/INTERACTIVE CORP., KINETIC CONCEPTS, TIME WARNER and VERITAS SOFTWARE. Fundamentally, these names no longer fit with our philosophy of owning companies with strong, sustainable revenue and earnings growth. We believe there are better fundamentals in companies such as ALBERTO-CULVER CO., CDW CORP., CHICO'S FAS, INC. ELECTRONIC ARTS, INC., FMC TECHNOLOGIES, INC., HYDRIL CO., LAUREATE EDUCATION, INC., AND PETSMART, INC. We initiated positions in each of these companies over the past twelve months.
We strive to own industry-leading companies with a history of strong revenue and earnings growth at an attractive valuation. Looking forward, we remain optimistic about the prospects for long-term appreciation in the Fund. Sincerely,
Geoffrey R. B. Carey, CFA
Portfolio Manager
                                        2
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BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHARHOLDERS
MAY 31, 2006
Dear Shareholder:
During the fiscal year ended May 31, 2006, the Brown Advisory Value Equity Fund's Institutional Shares (the "Fund") returned 8.26%. During the same period, the Russell 1000 Value Index (the "Index") rose by 12.61% and the S&P 500(R) Index increased by 8.64%. Since inception on January 28, 2003, the Fund has recorded an annualized return of 16.41% versus the Index return of 18.53% and the S&P 500's return of 14.52%. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. INSTITUTIONAL SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (800) 540-6807.) In spite of rising interest rates, gold approaching $700 an ounce, and energy prices moving up even further, the public equity markets turned in relatively decent returns year to date. In general, the further out the risk spectrum an investor went, the better he or she did. On average, emerging markets funds, real estate funds, and small-cap funds posted returns much better than the average domestic large cap fund. The market's growing tolerance for risk and the substantial decline in traditional risk premiums is a phenomenon that transcends asset classes and geographies. Global liquidity, the rising influence of hedge funds, and a belief that inflationary pressures are imminent are all factors that have contributed to the view that there is no reason to pay any premium at all for more reliable businesses or asset classes. We do not believe that these unusual conditions will persist. In our view, the price for quality and reliability is uncharacteristically low - and therefore attractive. Nevertheless, our growing investment in such high quality businesses has yet to be rewarded by the marketplace. Our underperformance versus the Russell 1000 Value Index is principally due to our low exposure to energy and materials and greater commitments to large cap high quality stocks, such as pharmaceuticals. Leading contributors to performance this fiscal year included DOVER CORP., SEAGATE TECHNOLOGY, HEWLETT PACKARD, NOKIA CORP., and UNION PACIFIC. Performance detractors during the fiscal year were PFIZER, INC., BOSTON SCIENTIFIC CORP., INTEL CORP., HEALTH MANAGEMENT ASSOCIATES, INC., and MICROSOFT CORP. We eliminated the positions in some of our strongest contributors - specifically Hewlett Packard, Union Pacific and York International - as their reward/risk ratios became less attractive. In addition, positions in the following companies were eliminated, mostly due to price appreciation:
Affiliated Computer Services, BEA Systems, Bowater, Brunswick, Forest Laboratories, Freddie Mac, Jones Apparel, Lowes, Mattel, McKesson, Montpelier Re Holdings, Pitney Bowes, Reebok, Renaissance Re Holdings, Safeway, Snap-On, Wachovia and Washington Mutual. During the year, we initiated positions in Avon Products, Bank of America, Boston Scientific Corp., Brunswick, ConocoPhillips, DuPont, Fortune Brands, Gap, General Electric, Intel Corp., Johnson & Johnson, Microsoft, Montpelier Re, Nabors Industries, OSI Restaurant Partners, PartnerRe Limited, Pitney Bowes, Seagate Technology, Symantec, Tyco International, Ltd. Verizon Communications, XL Capital and York International. It is not unusual for markets to develop extreme likes and dislikes. In the late 1990s, business quality was highly valued. As we now know with the benefit of hindsight, it was, in fact, substantially overvalued. In contrast, commodity-oriented, capital intensive businesses were viewed with disdain, and for good reason: unpredictable product prices, high capital commitments, long planning horizons, and volatile cash flows made for a tough sell to investors. Today, after witnessing a doubling or tripling of most commodity prices during the last three years, the
                                        3
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BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHARHOLDERS
MAY 31, 2006
market's perception has changed. How long this perception will last is open to honest debate. In contrast, the current perception of many leading domestic "blue chip" companies like General Electric, Intel, and Johnson & Johnson is that their best days are over, and as such they should trade at a discount to most other companies. We do not share this view. Instead, we believe we can buy these quality companies at a price that reflects the worst-case scenario for future growth. In short, if we are wrong, our downside price risk should be tolerable. However, if perceptions about risk and business predictability change and our companies perform a bit better than generally expected, we continue to believe that the appreciation potential of the portfolio remains very attractive.
Sincerely,
Richard M. Bernstein, CFA
Portfolio Manager
                                        4
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BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2006
Dear Shareholder:
During the fiscal year ended May 31, 2006, the Brown Advisory Small-Cap Growth Fund's Institutional Shares (the "Fund") returned 10.27%. The Russell 2000(R) Growth Index (the "Index") rose 18.22% and the S&P 500 Index increased 8.64%. While stock selection contributed positively to performance, a lack of exposure to commodity related sectors relative to the Index hurt results. Ample liquidity, low interest rates, and an increasing appetite for risk drove solid gains over the past year. Strong global gross domestic product growth and rising demand from China, India, and other emerging economies caused commodity related industries to lead small cap equities higher, particularly in the first calendar quarter of 2006. During this period, the Index rose more than 14%, which was the best first quarter gain since 1991. In doing so, small cap stocks continued to outperform their large cap peers significantly as relative earnings growth remains strong amidst a favorable economic backdrop. However, the tide began to turn on May 9/th/ as the Index commenced a meaningful correction, dropping approximately 8.8% through the remainder of the month due primarily to concerns over the future direction of inflation, interest rates, and economic growth.
The recent volatility in the market has presented long-term buying opportunities in a number of dynamic growth companies. Therefore, we have made marked changes to the composition of the portfolio, which we believe positions it favorably going forward. It is important to remember that the portfolio's bottoms up stock selection process may lead it to perform decidedly differently than the Index. For example, the Fund lagged the Index appreciably during the first few months of 2006, but has faired better during the recent sell-off. We are excited by the prospects of both our legacy holdings and the numerous new ideas that have entered the portfolio.
Our top ten contributors for the period represent a diverse number of sectors, including health care, technology, financial services, energy and transportation. AKAMAI made the largest positive contribution to the portfolio. This company provides unique solutions for large enterprises whose websites are plagued by latency and bottleneck issues negatively impacting their customers' experience. A number of our health care names also were positive contributors. INTUITIVE SURGICAL was a standout. The stock rose due to greater than expected market penetration of its advanced surgical systems. We continue to think that the company's Da Vinci system is likely to become the standard for a number of complex surgical procedures. Two of the relatively new energy holdings, CORE LABORATORIES and FMC TECHNOLOGIES, had a positive influence on performance. These companies are examples of our continued focus on oil service businesses that provide differentiated technologies to their customer base seeking to enable superior reservoir yields.
Of the top ten detractors over this period, we have eliminated four of them due to reasons other than temporary deviations away from our investment thesis. They include WIND RIVER, HOT TOPIC, KINETIC CONCEPTS and WEBEX COMMUNICATIONS. In the case of EMAGEON, which was the 10/th/ biggest detractor to period performance, we have used the stock weakness to further build out the position. Emageon provides advanced visualization and medical imaging content management solutions to hospitals. Due to technological advances in the field of medical imaging, which has greatly increased the volume of pictures produced by healthcare facilities, hospitals are being forced to move from film-based to film-less environments in order to cut costs and drive efficiency as well as better patient care. This development appears to be nearing a tipping point and we believe Emageon is well positioned to take advantage of the trend.
                                        5
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BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2006
In sum, we seek to use volatility in the market to our advantage by increasing our stake in businesses with favorable long-term prospects that have fallen out of favor temporarily. Through this process, the risk/reward characteristics of the Fund, which is based upon our bottoms up financial modeling and valuation work for each company, appear very attractive. We continue to find opportunities in the market to buy unique, high growth companies at attractive prices. This has been accomplished by visiting dozens of companies over the past couple months, attending numerous industry conferences, and constantly leveraging our contacts in the venture capital and private equity arenas. We seek to spend 90% of our time monitoring our holdings and performing due diligence on potential new ideas. Over time, we firmly believe that our investment process and willingness to take a longer-term view will bode well for the Fund on an absolute and relative basis. We look forward to updating shareholders on our progress in six months.
Sincerely,
Christopher A. Berrier
Portfolio Manager
Timothy W. Hathaway, CFA
Portfolio Manager
INVESTMENTS IN SMALLER COMPANIES CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES.
                                        6
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BROWN ADVISORY SMALL-CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2006
Dear Shareholder:
During the twelve month period ended May 31, 2006, Brown Advisory Small-Cap Value Fund's Institutional Shares (the "Fund"), increased 15.79% in value. During the same period, the Russell 2000 Value Index (the "Index"), the Fund's benchmark, rose 18.22%. For the two and one half year period from its inception through May 31, 2006, the Fund increased 18.79% in value on an annualized basis while the Index rose 17.07% on the same basis. (PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. INSTITUTIONAL SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (800) 540-6807.) For the Fund's fiscal year through May 2006, stock prices rose as a result of several factors including fund flows into equities due to the low level of interest rates, robust corporate profits, and the market's view that the Federal Reserve was nearing the end of its multi-year program of measured increases in short-term interest rates. There were forces, however, that moderated the rise in equity prices culminating in the market correction since early May. Higher short-term interest rates, the mounting U.S. budget and trade deficits and new leadership at the Federal Reserve all contributed to investor uncertainty. Rising commodity prices, notably sharply higher energy prices, also fueled inflation fears despite other powerful deflationary forces. In our view, the economy grew at a sustainable non-inflationary pace during the last twelve months. In light of the strength in the economy and inflation concerns, a key issue for equity investors remains how long the Federal Reserve will continue to raise short-term interest rates. Higher interest rates not only dampen economic growth and cut into corporate profits, but also make fixed-income instruments more attractive relative to equities. Another concern for equity investors is whether current valuations have fully discounted the increases in profit expectations which have occurred over the last year and whether those higher expectations remain realistic today. The Fund's return lagged the return of the Index for this twelve-month period. The reason was that the Fund's investments within the consumer discretionary sector declined 5.7% versus a positive 5.5% for the Index. Short-term challenges at certain of the Fund's investments in media, education and distribution businesses were the main reason for the performance differential. Nonetheless, these companies remain fundamentally sound and three are actively repurchasing their stock. Meaningful contributors to the Fund's return for the twelve months were its investments in the industrial sector which rose 23.9% and accounted for over 30% of the total return. Commercial services and machinery stocks were particularly strong. Investments within the financial services sector also contributed 30% of the Fund's total return in the period, with our investments in the sector rising 22.4% versus 13.5% for the Index. Investments in nontraditional financial services were the Fund's best performers within this sector. Small-cap stocks posted strong returns relative to large-cap stocks because the profitability of small businesses tends to benefit disproportionately from a strong economy. Over the last year, investors felt increasingly comfortable that the Federal Reserve would soon stop raising interest rates and that as a result, the strong economic conditions of the last three years would continue.
                                        7
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BROWN ADVISORY SMALL-CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2006
From an individual stock perspective, the Fund's largest contributors to performance included: CASH AMERICA INTERNATIONAL, CBIZ INC., INTERGRAPH CORP., ARCH COAL, INC., AND TRANSACTION SYSTEMS ARCHITECTS, INC. THE LARGEST
DETRACTORS FROM PERFORMANCE WERE: HANDLEMAN CO., HOLLINGER INTERNATIONAL, INC., SYNERON MEDICAL, LTD., TECHNICAL OLYMPIC USA, INC., AND PROGRESS SOFTWARE CORP. Recent divestitures include: LINCOLN ELECTRIC, TRANSACTIONS SYSTEMS ARCHITECTS, INC., ARCH COAL, INC., AND INTERGRAPH CORP. These stocks were sold because we felt that they no longer offered an acceptable return at their sale prices and the sale proceeds were reinvested in stocks that we believed offered more attractive future returns. New purchases later in the period included such companies as: Florida Rock Industries, FMC Technologies, Inc, Webex, Inc., Sirva, Inc., and Bearingpoint, Inc.
The Fund seeks long-term capital appreciation through investments in companies, which are attractively priced based on the companies' ability to generate cash flow beyond that required for normal operations and reinvestment in the business. In addition, investments are favored in companies with stable businesses run by highly motivated and competent management that are undervalued with discrete catalysts to potentially unlock the stock's value. We believe this strategy is fundamentally sound and positions the Fund well in the current market environment.
Sincerely,
Eugene Fox, III
Portfolio Manager
Robert B. Kirkpatrick, CFA
Portfolio Manager
Amy K. Minella
Portfolio Manager
INVESTMENTS IN SMALLER COMPANIES MAY BE MORE VOLATILE THAN THE SECURITIES OF LARGER COMPANIES AND, AS A RESULT, PRICES OF SMALLER COMPANIES MAY DECLINE MORE IN RESPONSE TO SELLING PRESSURE. FOR A COMPLETE DESCRIPTION OF THE FUND'S PRINCIPAL INVESTMENTS RISKS, PLEASE REFER TO THE PROSPECTUS. .
                                        8
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BROWN ADVISORY OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2006
Dear Shareholder:
Brown Advisory assumed management responsibility for The Nevis Fund, Inc., another mutual fund (the "Predecessor Fund") on October 1, 2005. On December 30, 2005, the Predecessor Fund merged into the Brown Advisory Opportunity Fund (the "Fund"). The performance of the Fund during this transition period has been challenging and disappointing. The volatile equity markets, the relative outperformance of small companies versus large companies and the significant price declines of four stocks in the Fund played a major role in the negative performance. The Fund was down 5.92% for the period October 1, 2005 through May 31, 2006 lagging the benchmarks, the Russell 2000 Growth Index and the Russell 3000(R) Growth Index, which were up 7.71% and 2.89%, respectively. The equity markets have been very volatile and growth stocks have been no exception to this trend, since assuming responsibility for the Fund in October. The equity market began 2006 with solid gains driven by strong earnings growth (S&P earnings increased over 12% in the first quarter) for corporate America and the expectation of an end to the Federal Reserve rate increase cycle. Sentiment took a drastic change for the worse toward the end of April as commodity prices soared. Copper and gold increased 46% and 28% in April and May, respectively. The market began to worry rightfully so that the Federal Reserve would be inclined to raise interest rates higher than expected to fight the potential inflation pressures that might come from the rising commodity prices. These fears were only stoked as Federal Reserve Chairman Ben Bernancke made a few hawkish speeches on inflation. This period of high volatility has proven challenging for a non-diversified growth portfolio such as this Fund, but we are encouraged by the strong fundamental performance of the majority of the companies we hold.
Our approach to managing the Fund during the transition period was threefold. First, we maintain the concentrated portfolio strategy, as the average position size remains roughly 5%. Second, we have used the weakness in the overall market to diversify the portfolio into non-traditional "growth" sectors (i.e. away from technology and health care). We look to buy companies that we believe are best positioned to generate sustainable long-term earnings growth regardless of economic sector and market capitalization. We are also looking for businesses that have substantial market prospects with proprietary products or services and management teams that can execute upon the opportunity. AMPHENOL CORP., CORE LABORATORIES, N.V., and SYSCO CORP. were additions that are examples of leading businesses competing in non-traditional growth industries. Finally, we have eliminated or materially reduced inherited positions in companies that we felt either did not have substantial market opportunities (ART TECHNOLOGY GROUP, INC., AUTHENTIDATE HOLDINGS CORP., AUTOBYTEL, INC., and NAUTILUS GROUP, INC.) or the share price more than fully reflected the ultimate opportunity (CENTRAL GARDEN & PET CO., COSTAR GROUP, INC., OPSWARE, INC.).
We currently find more attractive investment opportunities in the large- and mid- capitalization growth companies. The relative outperformance of small-cap growth companies (Russell 2000 Growth) versus larger growth companies (Russell 1000 Growth) by almost 6% from October 2005 through May of 2006 has led us to believe the market is overpaying for the growth in small versus larger companies and therefore we added companies such as Dell, Inc., Sysco Corporation and Electronic Atrs, Inc. to the Fund during the period. While we feel very confident about the long-term opportunity for these companies, our timing of increasing the average market capitalization of Fund has proven to be early.
A meaningful portion of the Fund's underperformance can be attributed to three stocks SALIX PHARMACEUTICALS, LTD., DELL, INC., AND NEWPARK RESOURCES, INC. Salix Pharmaceuticals Ltd. is a specialty pharmaceutical company dedicated to acquiring, developing, and commercializing prescription drugs used in the treatment of a variety of
                                        9
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BROWN ADVISORY OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2006
gastrointestinal diseases. Salix's stock came under enormous pressure when the FDA in a separate case stated that it would not require a generic company to complete drug trials to prove efficacy for method delivery. This created a lot of uncertainty about Salix's largest product Colza and the potential for future generic competition. We have eliminated the position from the portfolio due to the uncertainty surrounding 60% of Salix's revenue. Dell Computers, the largest position in the portfolio, continued to face pressure as its largest competitor, Hewlett-Packard, regained market share that it ceded to Dell last year. We still find Dell an attractive long-term investment given management's ability to quickly recalibrate pricing and execute on its superior business model. Newpark Resources, a provider of integrated fluids management, environmental and oilfield services to the oil and gas exploration and production industry saw its stock price decline by almost one third when the company announced an internal investigation into some improper activities by its former CEO. We were initially attracted to a new technology the company has been developing for water treatment in the Canadian tar sands. The top contributors to Fund performance this period included ARMOR HOLDINGS, INC., CORE LABORATORIES, N.V., AND AMPHENOL CORP. Armor Holdings, the leading provider of armored vehicles to the US military appreciated materially during the period driven by strong earnings gains from increased orders from the Department of Defense. Core Laboratories NV is the leading provider of reservoir description, production enhancement and reservoir management services to the oil industry. These services allow customers to optimize reservoir performance and maximize hydrocarbon recovery from producing fields. The best return on investment, in many cases, for exploration and production companies is to produce more from existing reservoirs and Core Labs helps them do just that. This has lead to a 38% increasing in earnings expectations for 2006. Amphenol designs, manufacturers and markets interconnect and coaxial cable products.
During the period, we eliminated positions in APOLLO GROUP, INC., BRUNSWICK CORP., COSTAR GROUP, GEVITY HR, INC., AND SALIX PHARMACEUTICALS, LTD. AND WIND RIVER SYSTEMS. Costar Group and Gevity HR were sold because the valuation of the stocks overstated the fundamental opportunity we believe exists. Apollo Group, Brunswick, Salix and Wind River were sold because fundamentally, these companies no longer fit our philosophy of owning companies with strong, sustainable revenue and earnings growth. We believe better fundamentals exist for companies such as WEBSIDESTORY, INPUT/OUTPUT, NAVTEQ CORP., GETTY IMAGES, INC., AVID TECHNOLOGY, INC. AND AFFYMETRIX, INC. We initiated positions in each of these companies over the last five months.
Looking forward, we remain very optimistic about the Fund's prospects for long-term appreciation. Although subject to change and not necessarily an indicator of fund performance, we have a strong collection of companies estimated to grow earnings north of 20% per year the next three to five years. Sincerely,
Paul J. Chew, CFA
Portfolio Manager
TO THE EXTENT THE FUND INVESTS IN COMPANIES WITH SMALL-SIZE CAPITALIZATIONS, AN INVESTMENT IN THE FUND CAN HAVE MORE RISK THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES. AS A NON-DIVERSIFIED FUND, THE FUND IS PERMITTED TO INVEST A GREATER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER THAN A DIVERSIFIED FUND. AS A RESULT, A DECLINE IN THE VALUE OF THOSE INVESTMENTS WOULD CAUSE THE FUND'S OVERALL VALUE TOP DECLINE TO A GREATER DEGREE THAN IF THE FUND HELD A MORE DIVERSIFIED PORTFOLIO.
BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2006
Dear Shareholder:
For the fiscal year ended May 31, 2006, Brown Advisory International Fund (the "Fund"), which was launched January 28, 2003, has returned 27.89%, compared with 28.24% for the MSCI EAFE Index (the "Index"). Both the value portion and the growth portion of the Fund performed in line with the Index. The two management styles are discussed separately below.
PHILADELPHIA INTERNATIONAL ADVISORS, LP
International equity markets continued to rally after the New Year as investors shrugged off high-energy prices and rising interest rates and focused instead on evidence of continued economic growth. Among the developed regions, investors have continued to buy the Japanese market, reacting to evidence of stabilizing real estate values and other signs that the long, destructive period of deflation has probably ended. Despite the first interest rate hike in five years, European markets also rallied with the overall market, but returns were held back by lower gains in the UK and Italy. Additionally within Europe, merger and acquisition activity doubled in value from the previous year and helped drive markets higher. Factors that contributed to this robust activity included interest rates remaining at relatively low levels, stronger corporate balance sheets, and reasonable stock valuations. Emerging markets continued their strong multi-year run and were up 40.4% for the year. Since their peak in mid-May, tighter global rates have since resulted in selling pressure within these markets.
The stocks that contributed the greatest amount to the Fund's absolute performance during the twelve months ended May 31, 2006 include TALISMAN ENERGY, INC. (CANADA), RIO TINTO PLC (UK), AND TNT NV (NETHERLANDS). The strong performance for the value portion of the Fund, which is managed by Philadelphia International Advisors, LP ("PIA"), was driven by positive stock selection within the industrials, telecom, and energy sectors. The portfolio's overweighting in materials stocks was also additive to the relative performance. Portfolio holdings within Canada and Spain, and select emerging markets also performed well. In terms of sector performance, materials and financials led the market. Relative to the MSCI EAFE (net) Index, the value portion of the Fund modestly outperformed over the 12-month period ended May 31, 2006.
The Fund seeks maximum long-term total return consistent with reasonable risk to principal through investing in international markets. As one of the Fund's sub-advisers, to evaluate investment opportunities of a country, PIA uses a proprietary ranking model that utilizes traditional value metrics, profitability, and earnings catalysts. Further research is also performed on strict quality standards that focus on: liquidity, balance sheet strength, industry fundamentals, and management quality. The country and sector exposures within the Fund relative to the Index are generally the result of the stock selection process.
Looking forward, tightening monetary policies in Europe, Japan, and the United States, and the threat of a consumer slowdown in the United States, pose risks for international equities. Fortunately, inflation remains in check, partly due to the huge deflationary effect of Chinese manufacturing, which may restrain central bankers from overtightening in the current cycle. The outlook continues to brighten in Japan and Europe, which for quite some time has suffered from an absence of domestic growth. In both regions, there are increasing signs that export strength and corporate earnings could start to revive consumer spending, and business and consumer confidence indicators have generally been on the rise in the past months. Most encouraging, valuations remain quite reasonable especially in Europe, and should not be an obstacle to continued good performance.
BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2006
WALTER SCOTT & PARTNERS LIMITED
The strategy of the growth portion of the Fund managed by Walter Scott & Partners Limited ("WSPL") continues to be the identification, research and investment in companies capable of sustaining long-term growth rates. Such companies are selected on their individual merits with particular attention to cash generation and high levels of profitability. The Fund's industrial and geographic allocations are a consequence of this process. WSPL's long held optimism for Japanese economic recovery and profit growth is bearing fruit. The Japanese market has recovered significantly. More importantly, the weight of evidence shows the Japanese economy to be in good shape. Deflation has ended, domestic demand is supporting imports not seen in a decade and exports are not far behind. The job market is buoyant and the property sector is showing signs of life for the first time in 15 years. This bodes well for consumption. The central bank's move to end quantitative easing signifies a belief that domestic recovery is continuing to gain momentum. Japanese corporations have restructured and reorganized during the last ten years. Consequently, the companies in the Fund are highly leveraged to sales growth.
In the U.S., Mr. Bernanke's first move as the new Chairman of Federal Reserve was to raise interest rates. This was no surprise, however, the tone of his comment hinted further rises. Interest rates are a blunt instrument, the lagged effect of which cannot be measured until after the event. The knock-on effect for Europe dictates caution. WSPL questions the growth trends in Europe where exports have been growing, however consumption remains flat and unemployment is at 10%.
The tone in Europe has improved slightly, as supported by the rise in the French manufacturing sector and the continued strength of UK retail sales. The growth in the former is encouraging, while the decline in the latter is likely to be only a matter of time. Germany remains central to any turnaround in Europe. While there are grounds for cautious optimism, Chancellor Merkel's biggest test remains coalition agreement on reform. Time will tell. Meanwhile, in this environment, a highly selective approach to investing seems appropriate. The performance of the Fund over the period was driven primarily by securities in the Energy sector and Japan. While the Energy sector performed approximately inline with the EAFE Index (25.3% v 28.2%), stock selection greatly enhanced the portfolio return within this sector to approximately 57%. The overweight position in Japan, which outperformed the benchmark by 9% also provided key contribution. When ranked by capital return, nine of the top ten stocks lie within Japan or Energy.
WSPL's bottom-up stock selection process continues to bias the Fund geographically towards Asia Pacific and, on a sector basis, towards a diverse range of energy-related businesses. A further consequence of WSPL's philosophy and process is that resultant Fund turnover for the growth strategy tends to be low. This remained the case in the past year.
Since 1999, oil supply has tightened and demand is higher, suggesting that we may be in a higher oil price environment for some time to come. Indeed, recent production cost studies in Saudi Arabia further WSPL's skepticism of "abundant oil". The consumer sector is threatened by rising rates in the western economies and driven by continued demand growth in Asia. Fund exposure to this sector remains largely via European businesses with significant growth potential in Asia.
BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2006
The healthcare and pharmaceuticals sector has underperformed this period, yet continues to demonstrate growth in line with the portfolio objective. A continued tightening interest rate cycle will place further pressure on the western consumer, property and financials stocks. On a relative basis, the portfolio remains markedly underweight in financial stocks, notably banks. The best performing securities were SUNCOR ENERGY (CANADIAN ENERGY 110.2% CAPITAL RETURN), MITSUBISHI ESTATE (JAPANESE REAL ESTATE +79.8%) AND WOODSIDE PETROLEUM (AUSTRALIAN ENERGY +77.0%).
Three stocks in particular did not meet our expectations last year. These were KINGFISHER (UK RETAIL -5.0%), ROHM (JAPANESE ELECTRONIC COMPONENTS -5.2%) AND ALTANA (EUROPEAN PHARMACEUTICALS -0.7%) Sincerely, Andrew B. Williams, CFA, Philadelphia International Advisors, LP Portfolio Manager Alan McFarlane, Walter Scott & Partners Limited Portfolio Manager INVESTING OVERSEAS INVOLVES SPECIAL RISKS, INCLUDING INTERNATIONAL TRADE, CURRENCY, POLITICAL, REGULATORY AND DIPLOMATIC RISK. SECURITIES ISSUED IN EMERGING MARKETS HAVE MORE RISK THAN SECURITIES ISSUED IN MORE DEVELOPED FOREIGN MARKETS.
BROWN ADVISORY REAL ESTATE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2006
Dear Shareholder:
The Brown Advisory Real Estate Fund (the "Fund") seeks to provide a high level of current income as its primary objective and achieve capital appreciation as its secondary objective. In seeking to achieve these objectives, the Fund has invested primarily in equity REITs, which have the potential for above-average dividend growth over time. In addition to providing high current income and an opportunity for some capital appreciation over time, the Fund may provide investment opportunities outside of traditional equity and fixed income instruments. The Fund invests in a variety of property types located in different geographical locations. The Fund's out-performance year-to-date of 7.8% versus 7.3% for the National Association of Real Estate Investment Trust (NAREIT) Equity Index (the "Index"), while hardly a long-term return, is at least encouraging. Performance over the last twelve months still trails that of the Index, as the Fund returned 15.76% versus 18.86% for the NAREIT Equity Index and 16.10% for the NAREIT Composite Index, which also includes mortgage REITs. The year-to-date and trailing twelve-month returns both compare favorably to the S&P 500 Index, however, which returned 2.57% and 8.64%, respectively.
The economic downturn brought on by the technology bubble collapse created a difficult environment for many real estate landlords from 2001 through 2004. Office, apartment and hotel owners found themselves facing high vacancy levels and significant rent declines almost universally. Only the retail sector escaped relatively unscathed. Real estate conditions began to improve in 2005, however, as the overall business climate improved, and most sectors are now experiencing positive quarterly net operating income trends. As fundamentals have improved, we have subtly shifted our focus toward those companies that we feel will be able to grow their dividends over time versus our previous, more defensive, stance of owning those companies whose dividends offered above average yield and, more importantly, were not in danger of a dividend reduction. Our thoughts were that, in a real estate recovery, those companies whose earnings are stable enough to support substantial dividend increases will outperform those that are not able to grow their dividends as quickly. Over the past several years, real estate returns were less influenced by real estate fundamental factors, and were more influenced by external factors such as global inflows of capital into both public and private real estate. In addition, in recent months real estate returns have been affected by volatility in interest rates and oil prices and to what extent these forces will impact consumer spending. For example, after the hurricanes in the late summer of last year, real estate securities as a group experienced price declines of over 12% when the health of the consumer was called into question given swiftly rising energy costs. After rallying nearly 27% into the first quarter of 2006, real estate stocks fell over 10% as bond yields rose in the face of continued inflation concerns. In the end, real estate stocks gained almost 19%, but the path was certainly not smooth.
The impact of capital market trends - specifically, privatization transactions - becomes apparent when one dissects property sector returns over the last twelve months. Those sectors that have experienced merger and acquisition activity have benefited from both the initial price impact of announced transactions and a wave of follow-on purchases as investors ask themselves, "who's next?" For example, a number of transactions in the apartment sector, including privatizations of Gables Residential, Amli Residential and, most recently, Town and Country Trust, helped that sector post an industry-leading 37.8% total return over the last twelve months. At the other end of the spectrum, the healthcare and manufactured homes sectors have been left out of the speculative wave and have trailed the Index, returning 11.0% and 1.0%, respectively. Companies that helped the Fund's performance over the period include SIMON PROPERTIES GROUP (SPG), BOSTON PROPERTIES (BXP), AND AVALONBAY COMMUNITIES
(AVB). A constant among these three companies is that all are BROWN ADVISORY REAL ESTATE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2006
widely recognized to have top-quality management teams at the helm. We have discussed Simon's management team in the past-we feel that they are industry leading based on their ability to maintain rent growth through strong tenant relationships and their ability to find new avenues of growth. In the case of both Boston Properties and AvalonBay, they have earned the reputation as being top tier for their ability to recognize changing trends in fundamentals and position themselves to capitalize on those trends. The expanding development pipelines at both AvalonBay and Boston Properties ahead of their respective competition is evidence of both companies' recognition some time ago that the real estate acquisition environment was becoming too heated, and capital needed to be allocated away from significant new purchases.
Conversely, some of the companies whose shares contributed to the Fund's underperformance over the last twelve months include MILLS CORPORATION (MLS), ISTAR FINANCIAL (SFI), AND EQUITY ONE (EQY). Mills' troubles are far ranging: the company has restated financials, reduced its dividend level, replaced members of upper management, and hired advisors to explore strategic alternatives. We feel an outright sale of the company will be difficult given a lack of reliable financial statements, and a more likely scenario includes a sale of some of the company's more attractive assets. However, we sold our shares some time ago, believing that the company's shares were suitable only for the most speculative investors. Equity One and iStar Financial, while offering high current dividend yields, did not offer enough dividend growth going forward, and we sold our shares in favor of other investments that we feel will grow faster in a recovery. We reinvested the proceeds into KIMCO REALTY CORP
(KIM) and PROLOGIS TRUST (PLD), both of which are globally-oriented companies whose management teams had earned our confidence, in part as a result of our meetings with them.
Over the long-term, we believe that REITs should play an important part in a diversified portfolio for reasons that we have stated in the past: 1) their relative appeal as yield investments; 2) their portfolio diversification benefits; and 3) their long-term attractiveness in light of projected growth in the retired sector of the population and its need for current yield. In an environment in which current yield will be an important objective to an aging, retiring population, REITs typically offer attractive current yields with the potential for substantial dividend growth over the long run.
Sincerely,
William K. Morrill, Jr.
Portfolio Manager
INVESTING IN REITS SUBJECTS THE FUND TO REAL ESTATE MARKET RISKS, SMALLER COMPANY RISK, INTEREST RATE RISK, AND CREDIT RISK. AS A NON-DIVERSIFIED FUND, THE FUND MAY FOCUS A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION OF THE FUND IN A LIMITED NUMBER OF SECURITIES EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS. THE FUND ALSO BEARS ITS PROPORTIONATE SHARE OF EACH REIT'S EXPENSES IN ADDITION TO ITS OWN OPERATING COSTS. FOR A COMPLETE DESCRIPTION OF THE FUND'S PRINCIPAL INTEREST RISKS, PLEASE REFER TO THE PROSPECTUS.
EQUITY REIT REFERS TO A REAL ESTATE INVESTMENT TRUST THAT INVESTS THE MAJORITY OF ITS ASSETS DIRECTLY IN REAL ESTATE AND DERIVES ITS INCOME PRIMARILY FROM RENT. MORTGAGE REIT REFERS TO A REIT THAT INVESTS THE MAJORITY OF ASSETS DIRECTLY IN REAL ESTATE AND DERIVES ITS INCOME PRIMARILY FROM RENT.
BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2006
Dear Shareholder:
We are pleased to report on the progress of Brown Advisory Maryland Bond Fund (the "Fund") for the year ended May 31, 2006. For the year, the Fund produced a total return of 0.65% versus 1.35% for the Fund's benchmark, the Lehman Brothers 1-10 year Blended Municipal Bond Index.
Over the past year, the bond market continued to face the headwinds of steadily rising interest rates, fears of a possible resurgence in inflation, spiraling trade and budget deficits, and a host of other issues. The Federal Reserve's "measured pace" of 25-basis-point (.25%) interest rate hikes continued, with eight additional increases. When coupled with investor concerns that at least one more increase would be forthcoming, these recent hikes forced the yield curve to move to substantially higher levels. As you may know, interest rates and bond prices move inversely to one another meaning that as yields across all maturities crept higher, most fixed income sector returns were negative through April. More recently, economic indicators have pointed toward weaker growth and troubling inflationary signs. With inventories of unsold homes rising and consumer spending appearing to cool, hints of a slowdown in the second half of the year were enough to move long rates lower in a recent re-flattening of the yield curve.
The returns produced by the Fund are indicative of the continued defensive duration position we have maintained during the 23-month period of rising interest rates. The high quality bias of a single state fund like the Fund contributed to returns that were less than the stated benchmark. We continue to feel the Federal Reserve is nearing the end of the current tightening program and are looking for opportunities to extend the Fund's duration toward 100% of the benchmark. Currently, the Fund's duration stands at 3.8 years versus 4.1 years for the benchmark. As a high quality state, Maryland has under-performed a benchmark that is comprised of all states. California and New York, both lower quality states, each represent approximately 16% of the benchmark and have significantly out-performed the benchmark.
As one of the country's most fiscally sound states, Maryland has earned a AAA credit rating from both the Moody's and Standard and Poor's ratings services based on sound financial management and a diversified economy. With an economy largely diversified away from manufacturing and more dependent on the government sector, Maryland has been less susceptible to revenue shortfalls than other states. The State's unemployment rate, at 3.5%, remains below the national level of 4.6% and the state ranks as the fourth wealthiest in the country with a per capita income that is 122% of the national average. The State's overall economic situation has continued to improve, resulting in a $1.1 billion surplus for fiscal 2005. With the State's Rainy Day fund at 4.5% of General Fund revenues, Maryland is one of few states capable of building reserves. Given the State's continued growth in income, sales and property tax revenues and ongoing efforts to contain expenditures, the Maryland State economy is poised for continued growth.
The Fund seeks to provide a high level of current income exempt from both Federal and Maryland state income taxes without undue risk. The intention of the Fund is to maintain an average weighted maturity between four and ten years, thus seeking to limit the risk of principal losses due to interest rate fluctuations. Given our defensive posture over the past 23 months, the average weighted maturity of the Fund has been between 4.4 and 5.2 years. The Fund is classified as a non-diversified Fund, meaning it may focus a larger percentage of assets in the securities of fewer issuers. Specifically, for 50% of the Fund, no issuer may represent over 5% of assets. As of May 31, 2006, approximately 60% of the Fund was invested in issues representing less than 5% of the Fund's total assets. The top five holdings represent approximately 41% of Fund assets and the overall credit quality is AA. General obligations
BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2006
of Maryland and its municipalities represent approximately 39% of assets while various revenue issues comprise 61% of assets. The top five largest holdings in the Fund as of May 31, 2006 were Maryland Department of Transportation (10%), University of Maryland (9%), State of Maryland (8%), Montgomery County, Maryland (8%), and Washington Suburban Sanitation District (6%).
Sincerely,
Monica M. Hausner
Portfolio Manager
THE FUND IS NON-DIVERSIFIED WHICH MEANS IT MAY FOCUS A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION IN A LIMITED NUMBER OF ISSUERS EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS.
THE FUND IS SUBJECT TO INTEREST RATE RISK WHICH IS THE RISK THAT DEBT SECURITIES IN THE FUND'S PORTFOLIO WILL DECLINE IN VALUE BECAUSE OF INCREASES IN MARKET INTEREST RATES.
BROWN ADVISORY INTERMEDIATE INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2006
Dear Shareholder:
We are pleased to report on the progress of Brown Advisory Intermediate Income Fund (the "Fund") for the year ended May 31, 2006. For the year, the Fund's Institutional Shares produced a total return of 0.42% versus 0.26% for the Fund's primary benchmark, the Lehman Brothers Intermediate Aggregate Index and 0.08% for the Lehman Brothers Intermediate Government / Credit Index. Over the past year, the bond market continued to face the headwinds of steadily rising interest rates, fears of a possible resurgence in inflation, spiraling trade and budget deficits, and a host of other issues. The Federal Reserve's "measured pace" of 25-basis-point (.25%) interest rate hikes continued, with eight additional increases. When coupled with investor concerns that at least one more increase would be forthcoming, these recent hikes forced the yield curve to move to substantially higher levels. As you may know, interest rates and bond prices move inversely to one another meaning that as yields across all maturities crept higher, most fixed income sector returns were negative through April. More recently, economic indicators have pointed toward weaker growth and troubling inflationary signs. With inventories of unsold homes rising and consumer spending appearing to cool, hints of a slowdown in the second half of the year were enough to move long rates lower in a recent re-flattening of the yield curve during the month of May. Hence, returns in the fixed income markets were generally positive for May.
As short and intermediate interest rates have continued to ratchet higher, we have started to unwind our "barbell" structure, of owning relatively more cash and longer bonds while generally ignoring bonds in-between, by purchasing securities in the two to seven year range. With credit spreads still not warranting aggressive purchases of corporate bonds, most of the new positions have been either mortgages or asset-backed securities.
The Fund seeks to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. We believe this philosophy will serve our shareholders well in the coming years. Sincerely,
Paul D. Corbin
Portfolio Manager
THE FUND IS SUBJECT TO INTEREST RATE RISK WHICH IS THE RISK THAT DEBT SECURITIES IN THE FUND'S PORTFOLIO WILL DECLINE IN VALUE BECAUSE OF INCREASES IN MARKET INTEREST RATES. A BARBELL STRUCTURE IS A BOND INVESTMENT STRATEGY THAT CONCENTRATES HOLDINGS IN BOTH VERY SHORT-TERM AND EXTREMELY LONG-TERM MATURITIES. CREDIT SPREAD IS THE SPREAD BETWEEN TREASURY SECURITIES AND NON-TREASURY SECURITIES THAT ARE IDENTICAL IN ALL RESPECTS EXCEPT FOR QUALITY RATING.
BROWN ADVISORY GROWTH EQUITY FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2006
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Growth Equity Fund (the "Fund") compared with broad-based securities market indices. The Fund's primary benchmark has been changed from the S&P 500 Index to the Russell 1000 Growth Index because the Russell 1000 Growth Index more closely reflects the style in which the Fund's portfolio is managed. The Russell 1000 Growth Index consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.
PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE RESULTS WITH SALES CHARGE REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES CHARGE OF 3.50%. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL
(800) 540-6807. INSTITUTIONAL SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                                 Since Inception
Average Annual Total Return on 05/31/06/1/: One Year Five Year   (06/28/99)
-----------------------------------------   -------- --------- ---------------
     Institutional Shares                    5.53%    (0.61)%      (1.30)%
     A Shares (with sales charge)/2/         1.41%    (2.46)%      (3.07)%

                                     [CHART]
            Institutional                                   Russell 1000
                Shares       A Shares      S&P 500 Index    Growth Index
            -------------    --------      -------------   ------------
06/28/99       $10,000        $9,650          $10,000         $10,000
06/30/99        10,220         9,861           10,311          10,387
07/31/99         9,990         9,626            9,990          10,057
08/31/99         9,900         9,526            9,940          10,221
09/30/99         9,536         9,163            9,668          10,006
10/31/99        10,096         9,689           10,279          10,762
11/30/99        10,347         9,916           10,488          11,342
12/31/99        10,878         0,412           11,106          12,522
01/31/00        10,558         0,091           10,548          11,935
02/29/00        10,418         9,945           10,348          12,519
03/31/00        11,329         0,801           11,361          13,414
04/30/00        10,959         0,434           11,019          12,776
05/31/00        10,859         0,325           10,793          12,133
06/30/00        10,879         0,330           11,059          13,052
07/31/00        10,499         9,955           10,886          12,508
08/31/00        11,060         0,473           11,562          13,641
09/30/00        10,349         9,787           10,952          12,350
10/31/00        10,509         9,925           10,906          11,766
11/30/00         9,528         8,986           10,046          10,032
12/31/00         9,842         9,270           10,095           9,714
01/31/01        10,502         9,879           10,453          10,385
02/28/01         9,421         8,850            9,500           8,622
03/31/01         8,624         8,090            8,898           7,684
04/30/01         9,416         8,822            9,590           8,656
05/31/01         9,416         8,809            9,654           8,528
06/30/01         9,300         8,690            9,419           8,331
07/31/01         9,119         8,510            9,326           8,123
08/31/01         8,367         7,796            8,742           7,458
09/30/01         7,566         7,041            8,036           6,714
10/31/01         8,049         7,479            8,190           7,066
11/30/01         8,893         8,253            8,818           7,745
12/31/01         8,922         8,269            8,895           7,730
01/31/02         8,681         8,034            8,765           7,594
02/28/02         8,228         7,606            8,596           7,279
03/31/02         8,486         7,834            8,919           7,530
04/30/02         7,681         7,081            8,379           6,916
05/31/02         7,631         7,024            8,317           6,748
06/30/02         6,967         6,405            7,725           6,124
07/31/02         6,473         5,943            7,122           5,788
08/31/02         6,533         5,990            7,169           5,805
09/30/02         5,798         5,308            6,390           5,203
10/31/02         6,434         5,883            6,952           5,680
11/30/02         7,000         6,392            7,362           5,988
12/31/02         6,418         5,853            6,929           5,575
01/31/03         6,236         5,679            6,748           5,439
02/28/03         6,246         5,681            6,646           5,414
03/31/03         6,290         5,713            6,711           5,515
04/30/03         6,939         6,294            7,264           5,923
05/31/03         7,313         6,626            7,651           6,219
06/30/03         7,398         6,693            7,744           6,304
07/31/03         7,580         6,849            7,881           6,461
08/31/03         7,722         6,968            8,034           6,622
09/30/03         7,571         6,822            7,949           6,551
10/31/03         7,905         7,113            8,399           6,919
11/30/03         7,946         7,141            8,472           6,991
12/31/03         8,337         7,482            8,917           7,233
01/31/04         8,530         7,645            9,080           7,381
02/29/04         8,641         7,735            9,207           7,428
03/31/04         8,479         7,580            9,068           7,290
04/30/04         8,367         7,470            8,925           7,205
05/31/04         8,449         7,532            9,048           7,339
06/30/04         8,499         7,574            9,224           7,431
07/31/04         8,073         7,190            8,919           7,011
08/31/04         8,033         7,151            8,955           6,977
09/30/04         8,033         7,147            9,052           7,043
10/31/04         8,185         7,279            9,190           7,153
11/30/04         8,337         7,411            9,562           7,399
12/31/04         8,740         7,765            9,887           7,689
01/31/05         8,506         7,553            9,646           7,432
02/28/05         8,567         7,603            9,849           7,512
03/31/05         8,452         7,497            9,675           7,375
04/30/05         8,238         7,303            9,491           7,234
05/31/05         8,655         7,669            9,793           7,584
06/30/05         8,706         7,711            9,807           7,556
07/31/05         9,175         8,122           10,172           7,926
08/31/05         8,991         7,956           10,079           7,824
09/30/05         8,910         7,880           10,161           7,859
10/31/05         8,676         7,670            9,991           7,783
11/30/05         8,961         7,918           10,369           8,119
12/31/05         9,032         7,977           10,373           8,093
01/31/06         9,368         8,270           10,647           8,236
02/28/06         9,399         8,294           10,676           8,223
03/31/06         9,490         8,371           10,809           8,344
04/30/06         9,450         8,331           10,954           8,333
05/31/06         9,134         8,060           10,639           8,050
/1/Performance information for A Shares for the periods listed above are based on the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares and reflects the deduction of the maximum front-end sales load.
/2/Commenced operations on April 25, 2006.
BROWN ADVISORY VALUE EQUITY FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2006
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Value Equity Fund (the "Fund"), compared with broad-based securities market indices. The Russell 1000 Value Index, the Fund's primary benchmark, measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the Fund includes operating expenses that reduce returns while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.
PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE RESULTS WITH SALES CHARGE REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES CHARGE OF 3.50%. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL
(800) 540-6807. INSTITUTIONAL SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE INFORMATION PRESENTED IN THE GRAPHS AND TABLES BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                                 Since Inception
Average Annual Total Return on 05/31/06/1/: One Year Three Year   (01/28/03)
-----------------------------------------   -------- ---------- ---------------
     Institutional Shares                    8.26%     13.65%       16.41%
     A Shares (with sales charge)/2/         3.78%     11.24%       14.01%

                                     [CHART]
             Institutional                    Russell 1000
                 Shares         A Shares      Value Index      S&P 500 Index
             -------------      --------      -----------      -------------
01/28/03          $10,000        $ 9,650        $10,000          $10,000
01/31/03            9,990          9,639         10,023            9,971
02/28/03            9,680          9,328          9,755            9,821
03/31/03            9,520          9,161          9,772            9,917
04/30/03           10,390          9,986         10,632           10,733
05/31/03           11,310         10,856         11,318           11,305
06/30/03           11,636         11,154         11,460           11,443
07/31/03           11,776         11,273         11,630           11,645
08/31/03           12,107         11,574         11,812           11,872
09/30/03           11,967         11,426         11,696           11,746
10/31/03           12,499         11,917         12,412           12,410
11/30/03           12,649         12,045         12,580           12,519
12/31/03           13,479         12,817         13,356           13,176
01/31/04           13,835         13,139         13,591           13,418
02/29/04           14,191         13,460         13,882           13,604
03/31/04           14,007         13,267         13,760           13,399
04/30/04           13,828         13,080         13,424           13,189
05/31/04           14,112         13,331         13,561           13,370
06/30/04           14,408         13,604         13,881           13,630
07/31/04           13,830         13,051         13,686           13,179
08/31/04           13,861         13,074         13,881           13,232
09/30/04           13,928         13,130         14,096           13,375
10/31/04           13,938         13,134         14,330           13,580
11/30/04           14,391         13,554         15,055           14,129
12/31/04           15,174         14,284         15,559           14,610
01/31/05           14,737         13,865         15,283           14,254
02/28/05           15,207         14,301         15,789           14,554
03/31/05           15,167         14,256         15,572           14,296
04/30/05           14,831         13,933         15,293           14,025
05/31/05           15,336         14,400         15,662           14,471
06/30/05           15,407         14,459         15,833           14,492
07/31/05           15,655         14,684         16,291           15,031
08/31/05           15,689         14,707         16,220           14,893
09/30/05           15,604         14,620         16,448           15,014
10/31/05           15,299         14,326         16,030           14,764
11/30/05           15,920         14,900         16,557           15,322
12/31/05           16,120         15,079         16,656           15,327
01/31/06           16,471         15,398         17,303           15,733
02/28/06           16,579         15,492         17,409           15,776
03/31/06           16,893         15,777         17,645           15,972
04/30/06           17,160         16,019         18,093           16,187
05/31/06           16,602         15,487         17,636           15,721
/1/Performance information for A Shares for the periods listed above are based on the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares and reflects the deduction of the maximum front-end sales load.
/2/Commenced operations on April 25, 2006.
BROWN ADVISORY SMALL-CAP GROWTH FUND
PERFORMANCE CHARTS AND ANALYSIS
MAY 31, 2006
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
The following charts reflect the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Small-Cap Growth Fund (the "Fund") compared with a broad-based securities market index. The Russell 2000 Growth Index (the "Index") measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of the Fund includes operating expenses that reduce returns while the total return of the index does not include sales charges and expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. The performance of each share class will differ due to different sales charges and class expenses. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE RESULTS WITH SALES CHARGE REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES CHARGE OF 3.50%. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. INSTITUTIONAL SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH BELOW DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

Average Annual Total Return on
 05/31/06/1/:                   One Year Five Year Since Inception
------------------------------  -------- --------- ---------------
Institutional Shares             10.27%   (0.50)%       2.48%
A Shares (with sales charge)/2/   5.72%   (2.55)%       0.43%
D Shares (with sales charge)/3/   3.77%     N/A        17.23%

                                     [CHART]
                                                                    Russell 2000
               Institutional Shares      A Shares          Growth Index
               --------------------      --------          -------------
  06/28/99           $10,000              $ 9,650             $10,000
  06/30/99            10,290                9,928              10,301
  07/31/99             9,820                9,459               9,982
  08/31/99             9,720                9,349               9,609
  09/30/99            10,320                9,911               9,794
  10/31/99            11,040               10,586              10,045
  11/30/99            12,300               11,777              11,107
  12/31/99            15,320               14,648              13,065
  01/31/00            13,940               13,306              12,943
  02/29/00            19,850               18,924              15,955
  03/31/00            16,450               15,654              14,278
  04/30/00            14,800               14,063              12,836
  05/31/00            13,820               13,111              11,712
  06/30/00            15,140               14,342              13,225
  07/31/00            14,270               13,495              12,092
  08/31/00            15,680               14,807              13,364
  09/30/00            14,210               13,397              12,700
  10/31/00            14,620               13,763              11,669
  11/30/00            12,330               11,588               9,550
  12/31/00            12,932               12,135              10,135
  01/31/01            13,515               12,663              10,955
  02/28/01            11,349               10,617               9,453
  03/31/01             9,923                9,267               8,594
  04/30/01            11,818               11,022               9,646
  05/31/01            12,151               11,315               9,869
  06/30/01            12,921               12,015              10,138
  07/31/01            11,766               10,923               9,273
  08/31/01            10,839               10,046               8,694
  09/30/01             8,340                7,717               7,291
  10/31/01             9,360                8,648               7,993
  11/30/01            10,318                9,519               8,660
  12/31/01            11,255               10,368               9,199
  01/31/02            10,568                9,719               8,872
  02/28/02             9,298                8,538               8,298
  03/31/02            10,339                9,479               9,019
  04/30/02             9,589                8,778               8,824
  05/31/02             8,600                7,860               8,308
  06/30/02             7,809                7,125               7,603
  07/31/02             6,695                6,099               6,435
  08/31/02             6,768                6,156               6,432
  09/30/02             5,987                5,436               5,967
  10/31/02             6,466                5,863               6,269
  11/30/02             7,632                6,910               6,891
  12/31/02             6,820                6,165               6,415
  01/31/03             6,393                5,769               6,241
  02/28/03             6,320                5,695               6,075
  03/31/03             6,507                5,855               6,167
  04/30/03             7,215                6,483               6,750
  05/31/03             8,319                7,464               7,511
  06/30/03             8,330                7,462               7,656
  07/31/03             8,871                7,935               8,234
  08/31/03             9,433                8,425               8,677
  09/30/03             8,892                7,929               8,457
  10/31/03             9,860                8,779               9,188
  11/30/03            10,152                9,025               9,487
  12/31/03            10,391                9,224               9,530
  01/31/04            11,005                9,754              10,030
  02/29/04            10,943                9,684              10,015
  03/31/04            10,901                9,632              10,062
  04/30/04            10,225                9,019               9,557
  05/31/04            10,527                9,272               9,747
  06/30/04            11,026                9,707              10,071
  07/31/04             9,704                8,539               9,167
  08/31/04             9,287                8,168               8,970
  09/30/04             9,912                8,713               9,466
  10/31/04            10,277                9,029               9,696
  11/30/04            10,651                9,354              10,515
  12/31/04            11,203                9,833              10,893
  01/31/05            10,464                9,179              10,402
  02/28/05            10,641                9,330              10,545
  03/31/05            10,318                9,042              10,150
  04/30/05             9,943                8,709               9,504
  05/31/05            10,745                9,407              10,174
  06/30/05            10,985                9,611              10,503
  07/31/05            11,745               10,271              11,237
  08/31/05            11,672               10,202              11,078
  09/30/05            11,536               10,078              11,166
  10/31/05            11,047                9,646              10,754
  11/30/05            11,672               10,186              11,362
  12/31/05            11,786               10,280              11,345
  01/31/06            12,505               10,901              12,440
  02/28/06            12,317               10,733              12,374
  03/31/06            12,900               11,235              12,975
  04/30/06            12,526               10,904              12,937
  05/31/06            11,849               10,305              12,027
                                     [CHART]
                                                                    Russell 2000
               Institutional Shares      A Shares          Growth Index
               --------------------      --------          -------------
  06/28/99           $10,000              $ 9,650             $10,000
  06/30/99            10,290                9,928              10,301
  07/31/99             9,820                9,459               9,982
  08/31/99             9,720                9,349               9,609
  09/30/99            10,320                9,911               9,794
  10/31/99            11,040               10,586              10,045
  11/30/99            12,300               11,777              11,107
  12/31/99            15,320               14,648              13,065
  01/31/00            13,940               13,306              12,943
  02/29/00            19,850               18,924              15,955
  03/31/00            16,450               15,654              14,278
  04/30/00            14,800               14,063              12,836
  05/31/00            13,820               13,111              11,712
  06/30/00            15,140               14,342              13,225
  07/31/00            14,270               13,495              12,092
  08/31/00            15,680               14,807              13,364
  09/30/00            14,210               13,397              12,700
  10/31/00            14,620               13,763              11,669
  11/30/00            12,330               11,588               9,550
  12/31/00            12,932               12,135              10,135
  01/31/01            13,515               12,663              10,955
  02/28/01            11,349               10,617               9,453
  03/31/01             9,923                9,267               8,594
  04/30/01            11,818               11,022               9,646
  05/31/01            12,151               11,315               9,869
  06/30/01            12,921               12,015              10,138
  07/31/01            11,766               10,923               9,273
  08/31/01            10,839               10,046               8,694
  09/30/01             8,340                7,717               7,291
  10/31/01             9,360                8,648               7,993
  11/30/01            10,318                9,519               8,660
  12/31/01            11,255               10,368               9,199
  01/31/02            10,568                9,719               8,872
  02/28/02             9,298                8,538               8,298
  03/31/02            10,339                9,479               9,019
  04/30/02             9,589                8,778               8,824
  05/31/02             8,600                7,860               8,308
  06/30/02             7,809                7,125               7,603
  07/31/02             6,695                6,099               6,435
  08/31/02             6,768                6,156               6,432
  09/30/02             5,987                5,436               5,967
  10/31/02             6,466                5,863               6,269
  11/30/02             7,632                6,910               6,891
  12/31/02             6,820                6,165               6,415
  01/31/03             6,393                5,769               6,241
  02/28/03             6,320                5,695               6,075
  03/31/03             6,507                5,855               6,167
  04/30/03             7,215                6,483               6,750
  05/31/03             8,319                7,464               7,511
  06/30/03             8,330                7,462               7,656
  07/31/03             8,871                7,935               8,234
  08/31/03             9,433                8,425               8,677
  09/30/03             8,892                7,929               8,457
  10/31/03             9,860                8,779               9,188
  11/30/03            10,152                9,025               9,487
  12/31/03            10,391                9,224               9,530
  01/31/04            11,005                9,754              10,030
  02/29/04            10,943                9,684              10,015
  03/31/04            10,901                9,632              10,062
  04/30/04            10,225                9,019               9,557
  05/31/04            10,527                9,272               9,747
  06/30/04            11,026                9,707              10,071
  07/31/04             9,704                8,539               9,167
  08/31/04             9,287                8,168               8,970
  09/30/04             9,912                8,713               9,466
  10/31/04            10,277                9,029               9,696
  11/30/04            10,651                9,354              10,515
  12/31/04            11,203                9,833              10,893
  01/31/05            10,464                9,179              10,402
  02/28/05            10,641                9,330              10,545
  03/31/05            10,318                9,042              10,150
  04/30/05             9,943                8,709               9,504
  05/31/05            10,745                9,407              10,174
  06/30/05            10,985                9,611              10,503
  07/31/05            11,745               10,271              11,237
  08/31/05            11,672               10,202              11,078
  09/30/05            11,536               10,078              11,166
  10/31/05            11,047                9,646              10,754
  11/30/05            11,672               10,186              11,362
  12/31/05            11,786               10,280              11,345
  01/31/06            12,505               10,901              12,440
  02/28/06            12,317               10,733              12,374
  03/31/06            12,900               11,235              12,975
  04/30/06            12,526               10,904              12,937
  05/31/06            11,849               10,305              12,027
                                     [CHART]
                 D Shares         Russell 2000 Growth Index
                 --------         -------------------------
 09/20/02         $ 9,450                $10,000
 09/30/02           9,188                  9,901
 10/31/02           9,906                 10,401
 11/30/02          11,698                 11,433
 12/31/02          10,447                 10,644
 01/31/03           9,805                 10,355
 02/28/03           9,687                 10,079
 03/31/03           9,974                 10,231
 04/30/03          11,056                 11,200
 05/31/03          12,730                 12,462
 06/30/03          12,747                 12,702
 07/31/03          13,575                 13,662
 08/31/03          14,496                 14,396
 09/30/03          13,659                 14,032
 10/31/03          15,130                 15,244
 11/30/03          15,578                 15,741
 12/31/03          15,942                 15,811
 01/31/04          16,888                 16,642
 02/29/04          16,778                 16,616
 03/31/04          16,711                 16,694
 04/30/04          15,663                 15,856
 05/31/04          16,136                 16,171
 06/30/04          16,905                 16,709
 07/31/04          14,860                 15,209
 08/31/04          14,192                 14,882
 09/30/04          15,139                 15,705
 10/31/04          15,696                 16,086
 11/30/04          16,271                 17,446
 12/31/04          17,108                 18,073
 01/31/05          15,984                 17,259
 02/28/05          16,246                 17,496
 03/31/05          15,747                 16,840
 04/30/05          15,172                 15,768
 05/31/05          16,381                 16,880
 06/30/05          16,745                 17,425
 07/31/05          17,886                 18,643
 08/31/05          17,767                 18,381
 09/30/05          17,564                 18,526
 10/31/05          16,812                 17,842
 11/30/05          17,759                 18,852
 12/31/05          17,919                 18,824
 01/31/06          19,010                 20,639
 02/28/06          18,722                 20,529
 03/31/06          19,602                 21,527
 04/30/06          19,027                 21,465
 05/31/06          17,987                 19,954
/1/Performance information for A Shares for the periods listed above are based on the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares and reflects the deduction of the maximum front-end sales load.
/2/Commenced operations on April 25, 2006.
/3/Commenced operations on September 20, 2002. Effective April 25, 2006, the
   Fund ceased the public offering of D Shares.
BROWN ADVISORY SMALL-CAP VALUE FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2006
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Small-Cap Value Fund (the "Fund") compared with a broad-based securities market index. The Russell 2000 Value Index (the "Index") measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.
PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE RESULTS WITH SALES CHARGE REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES CHARGE OF 3.50%. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL
(800) 540-6807. INSTITUTIONAL SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                     Since Inception
Average Annual Total Return on 05/31/06/1/: One Year   (10/31/03)
-----------------------------------------   -------- ---------------
     Institutional Shares                    15.79%      18.79%
     A Shares (with sales charge)/2/         11.03%      16.11%

                                     [CHART]
                                                                    Russell 2000
                  Institutional Shares       A Shares      Value Index
                  --------------------       --------      -----------
   10/31/03             $10,000              $ 9,650         $10,000
   11/30/03              10,330                9,953          10,384
   12/31/03              10,663               10,258          10,759
   01/31/04              11,153               10,713          11,131
   02/29/04              11,323               10,861          11,347
   03/31/04              11,754               11,256          11,504
   04/30/04              11,323               10,827          10,909
   05/31/04              11,313               10,801          11,041
   06/30/04              11,584               11,053          11,601
   07/31/04              11,243               10,723          11,068
   08/31/04              11,103               10,584          11,177
   09/30/04              11,594               11,046          11,619
   10/31/04              11,724               11,164          11,799
   11/30/04              12,584               11,978          12,846
   12/31/04              13,090               12,453          13,153
   01/31/05              13,152               12,505          12,644
   02/28/05              13,613               12,938          12,895
   03/31/05              13,268               12,603          12,630
   04/30/05              12,804               12,156          11,978
   05/31/05              13,474               12,785          12,709
   06/30/05              13,873               13,157          13,271
   07/31/05              14,619               13,858          14,026
   08/31/05              14,484               13,723          13,704
   09/30/05              14,474               13,706          13,681
   10/31/05              14,287               13,522          13,338
   11/30/05              14,598               13,810          13,879
   12/31/05              14,794               13,987          13,772
   01/31/06              15,569               14,712          14,911
   02/28/06              15,790               14,914          14,910
   03/31/06              16,654               15,722          15,632
   04/30/06              16,521               15,589          15,674
   05/31/06              15,602               14,711          15,025
/1/Performance information for A Shares for the periods listed above are based on the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares and reflects the deduction of the maximum front-end sales load.
/2/Commenced operations on April 25, 2006.
BROWN ADVISORY OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2006
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Opportunity Fund (the "Fund") compared with a broad-based securities market index. The Russell 2000 Index, the Fund's primary benchmark, is composed of the 2,000 smallest companies in the Russell 3000 Index, representing 7% of the Russell 3000 Index total market capitalization. The Russell 3000 Index is composed of 3,000 large U.S. companies ranked by market capitalization, representing approximately 98% of the U.S. equity market. The total return of the Fund includes operating expenses that reduce returns while the total return of the index does not include expenses. The Fund is professionally managed while the index is unmanaged and is not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.
PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                                 Since Inception
Average Annual Total Return on 05/31/06/1/: One Year Five Year   (06/29/98)
-----------------------------------------   -------- --------- ---------------
          Institutional Shares               1.29%    (7.59)%       4.06%

                                     [CHART]
                    Institutional Shares        Russell 2000 Index
                    --------------------        ------------------
   06/29/98               $10,000                     $10,000
   07/31/98                 9,490                       9,260
   08/31/98                 7,090                       7,462
   09/30/98                 7,890                       8,046
   10/31/98                 8,180                       8,374
   11/30/98                 8,550                       8,813
   12/31/98                 9,990                       9,358
   01/31/99                12,430                       9,482
   02/28/99                12,780                       8,714
   03/31/99                15,850                       8,850
   04/30/99                17,420                       9,643
   05/31/99                19,010                       9,784
   06/30/99                20,960                      10,227
   07/31/99                25,600                       9,946
   08/31/99                26,610                       9,578
   09/30/99                25,460                       9,580
   10/31/99                28,420                       9,619
   11/30/99                34,531                      10,193
   12/31/99                38,614                      11,347
   01/31/00                41,758                      11,165
   02/29/00                60,154                      13,009
   03/31/00                49,433                      12,151
   04/30/00                40,634                      11,420
   05/31/00                33,821                      10,754
   06/30/00                44,477                      11,692
   07/31/00                39,793                      11,315
   08/31/00                43,767                      12,179
   09/30/00                42,490                      11,821
   10/31/00                37,992                      11,293
   11/30/00                27,424                      10,134
   12/31/00                28,985                      11,004
   01/31/01                33,385                      11,577
   02/28/01                23,778                      10,818
   03/31/01                17,511                      10,288
   04/30/01                22,293                      11,093
   05/31/01                20,328                      11,366
   06/30/01                20,328                      11,758
   07/31/01                17,173                      11,122
   08/31/01                14,967                      10,763
   09/30/01                12,773                       9,314
   10/31/01                12,915                       9,859
   11/30/01                15,153                      10,622
   12/31/01                16,125                      11,278
   01/31/02                14,913                      11,161
   02/28/02                12,478                      10,855
   03/31/02                13,264                      11,727
   04/30/02                12,140                      11,834
   05/31/02                11,136                      11,309
   06/30/02                 9,378                      10,748
   07/31/02                 7,282                       9,124
   08/31/02                 7,304                       9,101
   09/30/02                 6,179                       8,448
   10/31/02                 6,943                       8,718
   11/30/02                 8,898                       9,497
   12/31/02                 8,450                       8,968
   01/31/03                 8,799                       8,720
   02/28/03                 8,286                       8,456
   03/31/03                 8,515                       8,565
   04/30/03                 9,509                       9,377
   05/31/03                10,753                      10,383
   06/30/03                11,212                      10,571
   07/31/03                11,649                      11,233
   08/31/03                12,227                      11,748
   09/30/03                11,801                      11,531
   10/31/03                13,330                      12,499
   11/30/03                14,269                      12,943
   12/31/03                15,000                      13,205
   01/31/04                15,153                      13,779
   02/29/04                14,978                      13,903
   03/31/04                14,400                      14,032
   04/30/04                13,166                      13,317
   05/31/04                13,636                      13,529
   06/30/04                14,203                      14,098
   07/31/04                12,555                      13,149
   08/31/04                12,347                      13,082
   09/30/04                12,850                      13,696
   10/31/04                12,478                      13,965
   11/30/04                13,548                      15,177
   12/31/04                14,607                      15,626
   01/31/05                13,919                      14,974
   02/28/05                13,941                      15,227
   03/31/05                13,395                      14,792
   04/30/05                12,577                      13,944
   05/31/05                13,526                      14,857
   06/30/05                13,788                      15,430
   07/31/05                14,662                      16,408
   08/31/05                14,291                      16,104
   09/30/05                14,564                      16,154
   10/31/05                13,636                      15,653
   11/30/05                14,181                      16,412
   12/31/05                13,996                      16,337
   01/31/06                14,640                      17,802
   02/28/06                14,684                      17,753
   03/31/06                15,109                      18,615
   04/30/06                14,433                      18,612
   05/31/06                13,701                      17,566
/1/Prior to December 30, 2005, the Fund operated as the sole series of The Nevis
   Fund, Inc., another mutual fund (the "Predecessor Fund"). The Predecessor Fund maintained the same investment objective and substantially similar investment policies to that of the Fund. The performance of the Fund's Institutional Shares prior to December 30, 2005 is that of the Predecessor Fund.
BROWN ADVISORY INTERNATIONAL FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2006
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory International Fund (the "Fund"), compared with a broad-based securities market index, since inception. The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE") is an unmanaged market capitalization-weighted equity index comprising 21 of the 49 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated without change, into regional MSCI indices. The total return of the Fund includes operating expenses that reduce returns while the total return of the index does not include expenses. The Fund is professionally managed while the index is unmanaged and is not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.
PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                                 Since Inception
Average Annual Total Return on 05/31/06: One Year Three Year   (01/28/03)
---------------------------------------- -------- ---------- ---------------
          Institutional Shares            27.89%    22.47%       24.06%

                                     [CHART]
                Institutional Shares            MSCI EAFE Index
                --------------------            ---------------
01/28/03             $10,000                        $10,000
01/31/03              10,080                         10,000
02/28/03               9,620                          9,771
03/31/03               9,403                          9,579
04/30/03              10,476                         10,517
05/31/03              11,178                         11,155
06/30/03              11,402                         11,424
07/31/03              11,665                         11,701
08/31/03              11,827                         11,983
09/30/03              11,957                         12,353
10/31/03              12,606                         13,123
11/30/03              13,124                         13,414
12/31/03              14,177                         14,462
01/31/04              14,261                         14,667
02/29/04              14,556                         15,005
03/31/04              14,293                         15,090
04/30/04              14,177                         14,749
05/31/04              14,409                         14,798
06/30/04              14,555                         15,122
07/31/04              14,163                         14,632
08/31/04              14,153                         14,696
09/30/04              14,559                         15,080
10/31/04              15,027                         15,595
11/30/04              15,911                         16,660
12/31/04              16,481                         17,391
01/31/05              16,146                         17,071
02/28/05              16,766                         17,809
03/31/05              16,454                         17,362
04/30/05              15,982                         16,954
05/31/05              16,057                         16,962
06/30/05              16,270                         17,187
07/31/05              16,682                         17,714
08/31/05              17,219                         18,161
09/30/05              17,974                         18,970
10/31/05              17,348                         18,416
11/30/05              17,811                         18,867
12/31/05              18,840                         19,744
01/31/06              19,970                         20,957
02/28/06              19,970                         20,910
03/31/06              20,521                         21,600
04/30/06              21,403                         22,631
05/31/06              20,535                         21,752
BROWN ADVISORY REAL ESTATE FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2006
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Real Estate Fund Institutional Shares (the "Fund") compared with broad-based securities market indices. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicaly traded large capilization stocks. The NAREIT Equity Index is a commonly used index measuring the performance of all publicly-traded real estate investment trusts that are Equity REITs as determined and compiled by the National Association of Real Estate Investment Trusts. The NAREIT Composite Index is a commonly used index measuring the performance of all publicly-traded real estate investment trusts as determined and compiled by the National Association of Real Estate Investment Trusts. The total return of the Fund includes operating expenses that reduce returns while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.
PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                  Since Inception
Average Annual Total Return on 05/31/06: One Year   (12/10/03)
---------------------------------------- -------- ---------------
          Institutional Shares            15.76%      16.77%

                                     [CHART]
             Brown Advisory                       NAREIT            NAREIT
            Real Estate Fund   S&P 500 Index   Equity Index    Composite Index
            ----------------   -------------   ------------    ---------------
12/10/03        $10,000         $10,000           $10,000          $10,000
12/31/03         10,182          10,509            10,239           10,278
01/31/04         10,604          10,702            10,682           10,720
02/29/04         10,825          10,851            10,869           10,955
03/31/04         11,389          10,687            11,470           11,568
04/30/04          9,707          10,519             9,797            9,802
05/31/04         10,233          10,664            10,496           10,495
06/30/04         10,427          10,871            10,804           10,809
07/31/04         10,478          10,511            10,839           10,813
08/31/04         11,277          10,554            11,699           11,666
09/30/04         11,293          10,668            11,692           11,688
10/31/04         11,790          10,831            12,318           12,219
11/30/04         12,276          11,269            12,849           12,784
12/31/04         12,751          11,653            13,473           13,403
01/31/05         11,734          11,369            12,342           12,343
02/28/05         11,964          11,608            12,720           12,621
03/31/05         11,692          11,402            12,523           12,386
04/30/05         12,285          11,186            13,189           12,966
05/31/05         12,677          11,542            13,646           13,429
06/30/05         13,255          11,558            14,332           14,060
07/31/05         14,042          11,988            15,355           14,984
08/31/05         13,457          11,879            14,794           14,348
09/30/05         13,518          11,975            14,882           14,333
10/31/05         13,129          11,775            14,530           13,941
11/30/05         13,593          12,221            15,142           14,546
12/31/05         13,590          12,225            15,111           14,514
01/31/06         14,688          12,549            16,215           15,530
02/28/06         15,043          12,583            16,506           15,754
03/31/06         15,768          12,739            17,339           16,541
04/30/06         15,099          12,911            16,695           16,024
05/31/06         14,675          12,539            16,220           15,591
BROWN ADVISORY MARYLAND BOND FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2006
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Maryland Bond Fund Institutional Shares (the "Fund") compared with a broad-based municipal bond index. The Lehman Brothers 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The total return of the Fund includes operating expenses that reduce returns while the total return of the index does not include expenses. The Fund is professionally managed while the index is unmanaged and is not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.
PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                                 Since Inception
Average Annual Total Return on 05/31/06: One Year Five Year   (12/21/00)
---------------------------------------- -------- --------- ---------------
          Institutional Shares            0.65%     3.49%        3.75%

                                     [CHART]
               Brown Advisory            Lehman Brothers 1-10 Year Blended
             Maryland Bond Fund                 Municipal Bond Index
             ------------------          ---------------------------------
12/21/00           $10,000                             $10,000
12/31/00            10,040                              10,000
01/31/01            10,159                              10,148
02/28/01            10,178                              10,172
03/31/01            10,269                              10,249
04/30/01            10,167                              10,183
05/31/01            10,295                              10,285
06/30/01            10,358                              10,337
07/31/01            10,464                              10,447
08/31/01            10,620                              10,587
09/30/01            10,622                              10,604
10/31/01            10,719                              10,701
11/30/01            10,588                              10,614
12/31/01            10,520                              10,553
01/31/02            10,669                              10,722
02/28/02            10,806                              10,840
03/31/02            10,569                              10,641
04/30/02            10,814                              10,854
05/31/02            10,881                              10,914
06/30/02            10,999                              11,029
07/31/02            11,118                              11,145
08/31/02            11,248                              11,257
09/30/02            11,430                              11,436
10/31/02            11,260                              11,299
11/30/02            11,217                              11,261
12/31/02            11,466                              11,469
01/31/03            11,430                              11,457
02/28/03            11,587                              11,593
03/31/03            11,582                              11,589
04/30/03            11,641                              11,649
05/31/03            11,853                              11,867
06/30/03            11,803                              11,830
07/31/03            11,426                              11,523
08/31/03            11,520                              11,602
09/30/03            11,811                              11,892
10/31/03            11,738                              11,824
11/30/03            11,807                              11,894
12/31/03            11,857                              11,969
01/31/04            11,896                              12,019
02/29/04            12,065                              12,177
03/31/04            11,992                              12,118
04/30/04            11,751                              11,879
05/31/04            11,722                              11,854
06/30/04            11,749                              11,888
07/31/04            11,845                              12,008
08/31/04            12,031                              12,210
09/30/04            12,058                              12,241
10/31/04            12,109                              12,310
11/30/04            12,012                              12,214
12/31/04            12,115                              12,318
01/31/05            12,120                              12,356
02/28/05            12,066                              12,298
03/31/05            11,969                              12,220
04/30/05            12,100                              12,378
05/31/05            12,142                              12,427
06/30/05            12,193                              12,489
07/31/05            12,129                              12,418
08/31/05            12,204                              12,513
09/30/05            12,162                              12,464
10/31/05            12,110                              12,406
11/30/05            12,138                              12,450
12/31/05            12,195                              12,523
01/31/06            12,213                              12,555
02/28/06            12,239                              12,592
03/31/06            12,174                              12,526
04/30/06            12,179                              12,536
05/31/06            12,220                              12,594
BROWN ADVISORY INTERMEDIATE INCOME FUND
PERFORMANCE CHARTS AND ANALYSIS
MAY 31, 2006
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
The following charts reflect the change in value of a hypothetical $10,000 investment over the past ten fiscal years, including reinvested dividends and distributions, in Brown Advisory Intermediate Income Fund (the "Fund") compared with a broad-based securities market index. The Lehman Brothers Intermediate Aggregate Bond Index, the Fund's primary benchmark, is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The total return of the Fund includes operating expenses that reduce returns while the total return of the index does not include expenses. The Fund is professionally managed while the index are unmanaged and are not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE RESULTS WITH SALES CHARGE REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES CHARGE OF 1.50%. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL
(800) 540-6807. INSTITUTIONAL SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPHS BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

Average Annual Total Return on 05/31/06/1/: One Year Five Year Ten Year
-----------------------------------------   -------- --------- --------
     A Shares (with sales charge)/2/        (1.45)%    3.49%    5.06%
     Institutional Shares/3/                  0.42%    4.10%    5.50%

                                     [CHART]
                                        Lehman Intermediate
               A Shares                Aggregate Bond Index
               --------                --------------------
05/31/96       $ 9,850                      $10,000
06/30/96         9,948                       10,117
07/31/96         9,987                       10,150
08/31/96         9,977                       10,155
09/30/96        10,135                       10,307
10/31/96        10,315                       10,497
11/30/96        10,455                       10,639
12/31/96        10,394                       10,576
01/31/97        10,425                       10,631
02/28/97        10,445                       10,657
03/31/97        10,374                       10,574
04/30/97        10,486                       10,714
05/31/97        10,569                       10,809
06/30/97        10,662                       10,918
07/31/97        10,839                       11,133
08/31/97        10,797                       11,089
09/30/97        10,923                       11,222
10/31/97        11,029                       11,346
11/30/97        11,050                       11,375
12/31/97        11,135                       11,471
01/31/98        11,264                       11,608
02/28/98        11,253                       11,612
03/31/98        11,286                       11,654
04/30/98        11,329                       11,715
05/31/98        11,406                       11,798
06/30/98        11,482                       11,866
07/31/98        11,526                       11,915
08/31/98        11,704                       12,071
09/30/98        11,893                       12,311
10/31/98        11,859                       12,297
11/30/98        11,848                       12,322
12/31/98        11,893                       12,372
01/31/99        11,950                       12,449
02/28/99        11,825                       12,319
03/31/99        11,917                       12,408
04/30/99        11,939                       12,453
05/31/99        11,859                       12,368
06/30/99        11,859                       12,356
07/31/99        11,859                       12,312
08/31/99        11,859                       12,317
09/30/99        11,977                       12,469
10/31/99        11,989                       12,519
11/30/99        12,001                       12,532
12/31/99        11,977                       12,494
01/31/00        11,941                       12,422
02/29/00        12,049                       12,541
03/31/00        12,171                       12,675
04/30/00        12,110                       12,663
05/31/00        12,110                       12,675
06/30/00        12,344                       12,921
07/31/00        12,406                       13,013
08/31/00        12,580                       13,187
09/30/00        12,705                       13,315
10/31/00        12,756                       13,392
11/30/00        12,920                       13,583
12/31/00        13,136                       13,822
01/31/01        13,328                       14,044
02/28/01        13,443                       14,155
03/31/01        13,534                       14,251
04/30/01        13,534                       14,239
05/31/01        13,599                       14,325
06/30/01        13,638                       14,368
07/31/01        13,874                       14,650
08/31/01        14,007                       14,791
09/30/01        14,193                       15,013
10/31/01        14,379                       15,245
11/30/01        14,259                       15,094
12/31/01        14,191                       15,022
01/31/02        14,246                       15,128
02/28/02        14,340                       15,274
03/31/02        14,150                       15,071
04/30/02        14,245                       15,341
05/31/02        14,397                       15,475
06/30/02        14,425                       15,610
07/31/02        14,620                       15,797
08/31/02        14,815                       15,986
09/30/02        15,011                       16,200
10/31/02        14,942                       16,189
11/30/02        14,967                       16,170
12/31/02        15,220                       16,447
01/31/03        15,229                       16,464
02/28/03        15,404                       16,647
03/31/03        15,407                       16,657
04/30/03        15,495                       16,760
05/31/03        15,677                       16,968
06/30/03        15,650                       16,972
07/31/03        15,320                       16,563
08/31/03        15,362                       16,635
09/30/03        15,691                       17,003
10/31/03        15,594                       16,884
11/30/03        15,624                       16,912
12/31/03        15,766                       17,074
01/31/04        15,853                       17,186
02/29/04        15,986                       17,349
03/31/04        16,072                       17,461
04/30/04        15,810                       17,087
05/31/04        15,734                       17,027
06/30/04        15,772                       17,117
07/31/04        15,898                       17,265
08/31/04        16,099                       17,548
09/30/04        16,129                       17,577
10/31/04        16,202                       17,705
11/30/04        16,132                       17,591
12/31/04        16,224                       17,713
01/31/05        16,254                       17,774
02/28/05        16,205                       17,682
03/31/05        16,150                       17,614
04/30/05        16,289                       17,815
05/31/05        16,377                       17,968
06/30/05        16,433                       18,040
07/31/05        16,340                       17,911
08/31/05        16,489                       18,103
09/30/05        16,403                       17,970
10/31/05        16,302                       17,860
11/30/05        16,344                       17,930
12/31/05        16,424                       18,069
01/31/06        16,439                       18,091
02/28/06        16,471                       18,133
03/31/06        16,400                       18,023
04/30/06        16,391                       18,029
05/31/06        16,386                       18,014
                                     [CHART]
                                               Lehman Intermediate
            Institutional Shares              Aggregate Bond Index
            --------------------              --------------------
05/31/96         $10,000                            $10,000
06/30/96          10,110                             10,117
07/31/96          10,142                             10,150
08/31/96          10,133                             10,155
09/30/96          10,295                             10,307
10/31/96          10,487                             10,497
11/30/96          10,630                             10,639
12/31/96          10,563                             10,576
01/31/97          10,604                             10,631
02/28/97          10,626                             10,657
03/31/97          10,557                             10,574
04/30/97          10,672                             10,714
05/31/97          10,757                             10,809
06/30/97          10,853                             10,918
07/31/97          11,044                             11,133
08/31/97          11,004                             11,089
09/30/97          11,123                             11,222
10/31/97          11,231                             11,346
11/30/97          11,255                             11,375
12/31/97          11,345                             11,471
01/31/98          11,486                             11,608
02/28/98          11,477                             11,612
03/31/98          11,512                             11,654
04/30/98          11,558                             11,715
05/31/98          11,637                             11,798
06/30/98          11,717                             11,866
07/31/98          11,763                             11,915
08/31/98          11,944                             12,071
09/30/98          12,149                             12,311
10/31/98          12,117                             12,297
11/30/98          12,108                             12,322
12/31/98          12,147                             12,372
01/31/99          12,216                             12,449
02/28/99          12,091                             12,319
03/31/99          12,186                             12,408
04/30/99          12,212                             12,453
05/31/99          12,132                             12,368
06/30/99          12,135                             12,356
07/31/99          12,137                             12,312
08/31/99          12,140                             12,317
09/30/99          12,262                             12,469
10/31/99          12,276                             12,519
11/30/99          12,291                             12,532
12/31/99          12,271                             12,494
01/31/00          12,235                             12,422
02/29/00          12,347                             12,541
03/31/00          12,473                             12,675
04/30/00          12,425                             12,663
05/31/00          12,428                             12,675
06/30/00          12,667                             12,921
07/31/00          12,732                             13,013
08/31/00          12,911                             13,187
09/30/00          13,040                             13,315
10/31/00          13,094                             13,392
11/30/00          13,276                             13,583
12/31/00          13,487                             13,822
01/31/01          13,694                             14,044
02/28/01          13,814                             14,155
03/31/01          13,908                             14,251
04/30/01          13,911                             14,239
05/31/01          13,979                             14,325
06/30/01          14,021                             14,368
07/31/01          14,264                             14,650
08/31/01          14,401                             14,791
09/30/01          14,606                             15,013
10/31/01          14,797                             15,245
11/30/01          14,678                             15,094
12/31/01          14,615                             15,022
01/31/02          14,684                             15,128
02/28/02          14,783                             15,274
03/31/02          14,578                             15,071
04/30/02          14,692                             15,341
05/31/02          14,835                             15,475
06/30/02          14,866                             15,610
07/31/02          15,080                             15,797
08/31/02          15,281                             15,986
09/30/02          15,498                             16,200
10/31/02          15,415                             16,189
11/30/02          15,459                             16,170
12/31/02          15,701                             16,447
01/31/03          15,715                             16,464
02/28/03          15,913                             16,647
03/31/03          15,921                             16,657
04/30/03          16,016                             16,760
05/31/03          16,207                             16,968
06/30/03          16,185                             16,972
07/31/03          15,826                             16,563
08/31/03          15,889                             16,635
09/30/03          16,228                             17,003
10/31/03          16,133                             16,884
11/30/03          16,166                             16,912
12/31/03          16,315                             17,074
01/31/04          16,407                             17,186
02/29/04          16,545                             17,349
03/31/04          16,637                             17,461
04/30/04          16,373                             17,087
05/31/04          16,314                             17,027
06/30/04          16,340                             17,117
07/31/04          16,472                             17,265
08/31/04          16,681                             17,548
09/30/04          16,715                             17,577
10/31/04          16,808                             17,705
11/30/04          16,740                             17,591
12/31/04          16,838                             17,713
01/31/05          16,872                             17,774
02/28/05          16,827                             17,682
03/31/05          16,759                             17,614
04/30/05          16,922                             17,815
05/31/05          17,017                             17,968
06/30/05          17,079                             18,040
07/31/05          16,990                             17,911
08/31/05          17,148                             18,103
09/30/05          17,065                             17,970
10/31/05          16,952                             17,860
11/30/05          17,016                             17,930
12/31/05          17,103                             18,069
01/31/06          17,124                             18,091
02/28/06          17,161                             18,133
03/31/06          17,093                             18,023
04/30/06          17,088                             18,029
05/31/06          17,087                             18,014
/1/Prior to September 20, 2002, the A Shares and Institutional Shares of the
   Fund were classes of the Short-Intermediate Income Fund, Inc., another mutual fund (the "Predecessor Fund"). The Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. The performance of the A Shares and Institutional Shares for periods prior to September 20, 2002 is that of the A and Institutional Shares, respectively, of the Predecessor Fund. Net expenses are the same as the Predecessor Fund.
/2/Commenced operations on May 31, 1991.
/3/Commenced operations on November 2, 1995.
BROWN ADVISORY GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006

           Shares                                           Value
           ------  -                                        -----
           COMMON STOCK - 95.9%
           CONSUMER DISCRETIONARY - 19.9%
            26,750 Best Buy Co., Inc.                    $ 1,417,750
             9,000 Chico's FAS, Inc. +                       269,730
            46,750 Comcast Corp., Class A+                 1,496,000
            26,750 Kohl's Corp.+                           1,436,207
            24,750 Laureate Education, Inc.+               1,168,943
            15,750 Lowe's Cos., Inc.                         980,910
            20,750 Marriott International, Inc., Class A   1,500,847
            24,750 Petsmart, Inc.                            660,330
            20,250 Target Corp.                              990,630
            25,750 Viacom, Inc., Class B+                    972,063
                                                         -----------
                                                          10,893,410
                                                         -----------
           CONSUMER STAPLES - 10.4%
            29,750 Alberto-Culver Co.                      1,383,672
            24,750 PepsiCo, Inc.                           1,496,385
            49,750 Sysco Corp.                             1,521,355
            31,750 Walgreen Co.                            1,289,050
                                                         -----------
                                                                       5,690,462
                                                         -----------
           ENERGY - 6.5%
            16,750 FMC Technologies, Inc.+                 1,117,895
             7,750 Hydril Co.+                               580,397
            28,750 Schlumberger, Ltd.                      1,885,138
                                                         -----------
                                                                       3,583,430
                                                         -----------
           FINANCIALS - 9.0%
            29,250 American Express Co.                    1,590,030
            25,250 American International Group, Inc.      1,535,200
            18,250 Mellon Financial Corp.                    660,285
            18,750 Morgan Stanley                          1,117,875
                                                         -----------
                                                                       4,903,390
                                                         -----------
           HEALTH CARE - 17.1%
            31,750 Amgen, Inc.+                            2,145,982
            23,000 Eli Lilly & Co.                         1,187,720
            21,250 Laboratory Corp. of America Holdings+   1,261,400
            30,750 Medtronic, Inc.                         1,552,568
            32,000 Pfizer, Inc.                              757,120
            23,750 Pharmaceutical Product Development,
                   Inc.                                      862,837
            35,750 Stryker Corp.                           1,569,425
                                                         -----------
                                                                       9,337,052
                                                         -----------
           INDUSTRIALS - 8.2%
            24,750 Amphenol Corp., Class A                 1,374,862
            34,000 General Electric Co.                    1,164,840
            15,250 Jacobs Engineering Group, Inc.+         1,189,957
            10,750 L-3 Communications Holdings, Inc.         784,320
                                                         -----------
                                                                       4,513,979
                                                         -----------

             Shares                                          Value
            ------                     -                     -----
            SOFTWARE & SERVICES - 15.0%
               57,750  Accenture Ltd., Class A            $ 1,625,663
               15,750  CDW Corp.                              880,897
              109,750  Cisco Systems, Inc.+                 2,159,880
               18,750  Electronic Arts, Inc.+                 788,813
               89,750  Microsoft Corp.                      2,032,838
               52,750  Parametric Technology Corp.+           703,685
                                                          -----------
                                                                       8,191,776
                                                          -----------
            TECHNOLOGY HARDWARE & EQUIPMENT - 9.8%
               44,250  Analog Devices, Inc.                 1,492,553
               87,750  Dell, Inc.+                          2,227,095
               38,000  Intel Corp.                            684,760
               31,250  Texas Instruments, Inc.                975,938
                                                          -----------
                                                                       5,380,346
                                                          -----------
            Total Common Stock (Cost $46,067,928)          52,493,845
                                                          -----------
            SHORT-TERM INVESTMENT - 3.8%
            MONEY MARKET FUND - 3.8%
            2,085,460  Cash Reserve Fund, Inc., Treasury
                       Series, 4.34% (Cost $2,085,460)      2,085,460
                                                          -----------
            Total Investments - 99.7% (Cost $48,153,387)* $54,579,305
            Other Assets & Liabilities, Net - 0.3%            183,248
                                                          -----------
            NET ASSETS - 100.0%                           $54,762,553
                                                          ===========

---------------------
+Non-income producing security.
*Cost for Federal income tax purposes is $48,474,420 and net unrealized appreciation (depreciation) consists of:

                    Gross Unrealized
                     Appreciation               $ 8,886,554
                    Gross Unrealized
                     Depreciation                (2,781,669)
                                                -----------
                    Net Unrealized Appreciation
                     (Depreciation)             $ 6,104,885
                                                ===========

PORTFOLIO HOLDINGS
% of Total Investments

                     Consumer Discretionary           20.0%
                     Consumer Staples                 10.4%
                     Energy                            6.6%
                     Financials                        9.0%
                     Health Care                      17.1%
                     Industrials                       8.3%
                     Software & Services              15.0%
                      Technology Hardware & Equipment 9.8%
                             Money Market Fund 3.8%
                                                     -----
                                                     100.0%
                                                     =====

See Notes to Financial Statements.
BROWN ADVISORY VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006

            Shares  Security Description                   Value
            ------  --------------------                   -----
            COMMON STOCK - 94.4%
            BANKS - 6.2%
            142,105 Bank of America Corp.               $  6,877,882
            106,035 North Fork Bancorporation, Inc.        3,124,852
                                                        ------------
                                                          10,002,734
                                                        ------------
            BASIC MATERIALS - 5.8%
            125,710 El Du Pont de Nemours & Co.            5,346,446
            208,790 RPM International, Inc.                3,889,758
                                                        ------------
                                                                       9,236,204
                                                        ------------
            CONSUMER DISCRETIONARY - 7.6%
            136,093 Gap, Inc.                              2,476,893
             85,810 Home Depot, Inc.                       3,271,077
             38,260 OSI Restaurant Partners, Inc.          1,403,377
            294,600 Time Warner, Inc.                      5,070,066
                                                        ------------
                                                          12,221,413
                                                        ------------
            CONSUMER STAPLES - 8.7%
             33,885 Anheuser-Busch Cos., Inc.              1,546,512
            125,710 Avon Products, Inc.                    3,985,007
             43,725 Fortune Brands, Inc.                   3,235,650
            230,105 Unilever NV                            5,207,276
                                                        ------------
                                                          13,974,445
                                                        ------------
            DIVERSIFIED FINANCIALS - 5.4%
            144,840 Citigroup, Inc.                        7,140,612
             25,140 Morgan Stanley                         1,498,847
                                                        ------------
                                                                       8,639,459
                                                        ------------
            ENERGY - 5.4%
             86,905 Chevron Corp.                          5,196,050
             30,060 ConocoPhillips                         1,902,497
             43,725 Nabors Industries, Ltd.+               1,570,165
                                                        ------------
                                                                       8,668,712
                                                        ------------
            HEALTH CARE - 16.4%
            147,690 Boston Scientific Corp.+               3,054,229
            120,244 Health Management Associates, Inc.,
                    Class A                                2,507,087
            120,245 Johnson & Johnson                      7,241,154
            154,680 Merck & Co., Inc.                      5,149,297
            351,990 Pfizer, Inc.                           8,328,083
                                                        ------------
                                                          26,279,850
                                                        ------------
            INDUSTRIALS - 10.9%
             94,010 Dover Corp.                            4,591,448
            194,030 General Electric Co.                   6,647,468
            229,560 Tyco International, Ltd.               6,223,372
                                                        ------------
                                                          17,462,288
                                                        ------------

          Shares   Security Description                       Value
          ------   --------------------                      -----
         INFORMATION TECHNOLOGY - 12.2%
           210,428 Intel Corp.                            $  3,791,913
           180,365 Microsoft Corp.                           4,085,267
           188,565 Nokia Corp. ADR                           4,048,491
           197,856 Parametric Technology Corp.+              2,639,399
            90,183 Seagate Technology                        2,105,773
           188,565 Symantec Corp.+                           2,941,614
                                                          ------------
                                                                      19,612,457
                                                          ------------
         INSURANCE - 12.7%
           100,020 American International Group, Inc.        6,081,216
            64,495 Chubb Corp.                               3,258,932
            62,310 Lincoln National Corp.                    3,500,576
           100,020 Marsh & McLennan Cos., Inc.               2,803,561
            53,565 PartnerRe, Ltd.                           3,289,962
            21,865 XL Capital, Ltd., Class A                 1,383,617
                                                          ------------
                                                                      20,317,864
                                                          ------------
         TELECOMMUNICATIONS - 3.1%
           161,235 Verizon Communications, Inc.              5,032,144
                                                          ------------
         Total Common Stock (Cost $142,298,944)            151,447,570
                                                          ------------
         SHORT-TERM INVESTMENTS - 6.5%
         MONEY MARKET FUNDS - 6.5%
         4,170,074 Cash Reserve Fund, Inc., Institutional
                   Shares, 4.70%                             4,170,074
         6,307,679 Cash Reserve Fund, Inc., Treasury
                   Series, 4.34%                             6,307,679
                                                          ------------
         Total Short-Term Investments (Cost $10,477,753)    10,477,753
                                                          ------------
         Total Investments - 100.9% (Cost $152,776,698)*  $161,925,323
         Other Assets and Liabilities, Net - (0.9)%         (1,499,510)
                                                          ------------
         NET ASSETS - 100.0%                              $160,425,813
                                                          ============

---------------------
+Non-income producing security.
ADR- American Depositary Receipt
*Cost for Federal income tax purposes is $153,292,199 and net unrealized appreciation (depreciation) consists of:

                    Gross Unrealized
                     Appreciation               $12,840,123
                    Gross Unrealized
                     Depreciation                (4,206,999)
                                                -----------
                    Net Unrealized Appreciation
                     (Depreciation)             $ 8,633,124
                                                ===========

See Notes to Financial Statements.
BROWN ADVISORY VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006
PORTFOLIO HOLDINGS
% Total Investments

                         Banks                    6.2%
                         Basic Materials          5.7%
                           Consumer Discretionary 7.5%
                              Consumer Staples 8.6%
                           Diversified Financials 5.3%
                         Energy                   5.4%
                         Health Care             16.2%
                         Industrials             10.8%
                          Information Technology 12.1%
                         Insurance               12.6%
                             Telecommunications 3.1%
                             Money Market Funds 6.5%
                                                -----
                                                100.0%
                                                =====

See Notes to Financial Statements.
BROWN ADVISORY SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006

          Shares  Security Description                       Value
          ------  --------------------                       -----
          COMMON STOCK - 98.0%
          AUTOS & TRANSPORTATION - 0.5%
           18,000 Forward Air Corp.                       $    673,560
                                                          ------------
          BIO-TECHNOLOGY - 4.8%
           26,000 Affymetrix, Inc.+                            715,260
           85,000 LifeCell Corp.+                            2,295,000
           74,557 Martek Biosciences Corp.+                  1,890,020
          103,000 Senomyx, Inc.+                             1,644,910
                                                          ------------
                                                                       6,545,190
                                                          ------------
          CONSUMER DISCRETIONARY - 16.1%
           59,000 Bright Horizons Family Solutions, Inc.+    2,100,400
           11,189 Corporate Executive Board Co.              1,138,145
           43,000 CoStar Group, Inc.+                        2,294,050
          103,000 Getty Images, Inc.+                        6,764,010
           84,000 Laureate Education, Inc.+                  3,967,320
           28,314 Life Time Fitness, Inc.+                   1,295,366
           80,000 Navigant Consulting, Inc.+                 1,616,800
           80,000 Regal Entertainment Group                  1,549,600
          197,000 Tivo, Inc.+                                1,247,010
                                                          ------------
                                                                      21,972,701
                                                          ------------
          DIAGNOSTICS - 3.0%
           76,003 Gen-Probe, Inc.+                           4,104,162
                                                          ------------
          ENERGY - 11.6%
           68,000 Core Laboratories NV+                      3,842,000
           57,000 FMC Technologies, Inc.+                    3,804,180
           77,000 Hornbeck Offshore Services, Inc.+          2,725,800
          284,000 Input/Output, Inc.+                        2,743,440
           55,000 KFX, Inc.+                                   775,500
          345,546 Newpark Resources+                         2,031,810
                                                          ------------
                                                                      15,922,730
                                                          ------------
          FINANCIALS - 1.0%
           42,081 Digital Insight Corp.+                     1,361,320
                                                          ------------
          HEALTH CARE EQUIPMENT & SERVICES - 5.4%
          298,000 Eclipsys Corp.+                            5,793,120
           49,000 Sunrise Senior Living, Inc.+               1,641,010
                                                          ------------
                                                                       7,434,130
                                                          ------------
          MATERIALS & PROCESSING - 3.4%
          128,000 Symyx Technologies, Inc.+                  3,417,600
           47,000 Trex Co., Inc.+                            1,276,050
                                                          ------------
                                                                       4,693,650
                                                          ------------
          MEDICAL DEVICES - 9.8%
          197,173 Align Technology, Inc.+                    1,457,108
           85,000 ArthroCare Corp.+                          3,590,400
           30,000 Intuitive Surgical, Inc.+                  3,338,700
           41,000 Resmed, Inc.+                              1,863,860

           Shares  Security Description                    Value
           ------  --------------------                    -----
           MEDICAL DEVICES
            86,650 SonoSite, Inc.+                      $  3,186,987
                                                        ------------
                                                          13,437,055
                                                        ------------
           PRODUCER DURABLES - 3.5%
           155,000 ATMI, Inc.+                             4,061,000
            48,180 Color Kinetics, Inc.+                     738,118
                                                        ------------
                                                                       4,799,118
                                                        ------------
           RETAIL - 5.7%
           146,000 Petsmart, Inc.                          3,895,280
            27,000 PF Chang's China Bistro, Inc.+          1,118,070
            65,000 Red Robin Gourmet Burgers, Inc.+        2,726,750
                                                        ------------
                                                                       7,740,100
                                                        ------------
           SEARCH & NAVIGATION EQUIPMENT - 3.0%
            37,000 ESCO Technologies, Inc.+                1,898,100
            85,000 Flir Systems, Inc.+                     2,170,050
                                                        ------------
                                                                       4,068,150
                                                        ------------
           TECHNOLOGY: COMMUNICATION SERVICES &
           EQUIPMENT - 8.2%
           132,000 Akamai Technologies, Inc.+              4,130,280
           206,000 Cogent Communications Group, Inc.+      1,895,200
           165,000 Tekelec, Inc.+                          2,380,950
           204,000 WebSideStory, Inc.+                     2,796,840
                                                        ------------
                                                          11,203,270
                                                        ------------
           TECHNOLOGY: COMPUTERS - 6.9%
           212,000 3D Systems Corp.+                       4,197,600
            65,000 Factset Research Systems, Inc.          2,919,150
           120,000 Jack Henry & Associates, Inc.           2,251,200
                                                        ------------
                                                                       9,367,950
                                                        ------------
           TECHNOLOGY: SEMI-ELECTRONICS - 3.9%
           155,000 Integrated Device Technology, Inc.+     2,222,700
           173,000 Power Integrations, Inc.+               3,048,260
                                                        ------------
                                                                       5,270,960
                                                        ------------
           TECHNOLOGY: SOFTWARE - 9.4%
            53,000 Avid Technology, Inc.+                  2,087,670
            64,000 Concur Technologies, Inc.+                964,480
           143,000 Emageon, Inc.+                          1,844,700
            90,000 NAVTEQ Corp.+                           3,757,500
           100,000 Open Solutions, Inc.+                   2,775,000
            36,000 Take-Two Interactive Software, Inc.+      586,440
            33,000 THQ, Inc.+                                769,890
                                                        ------------
                                                          12,785,680
                                                        ------------
           TELECOMMUNICATIONS SERVICES - 1.8%
            80,000 Priceline.com, Inc.+                    2,488,000
                                                        ------------
           Total Common Stock (Cost $105,811,220)        133,867,726
                                                        ------------

See Notes to Financial Statements.
BROWN ADVISORY SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006

          Shares   Security Description                       Value
          ------   --------------------                      -----
         SHORT-TERM INVESTMENT - 2.1%
         MONEY MARKET FUND - 2.1%
         2,886,431 Cash Reserve Fund, Inc., Institutional
                   Series, 4.34% (Cost $2,886,431)        $  2,886,431
                                                          ------------
         Total Investments - 100.1% (Cost $108,697,651)*  $136,754,157
         Other Assets and Liabilities, Net - (0.1)%           (191,039)
                                                          ------------
         NET ASSETS - 100.0%                              $136,563,118
                                                          ============

---------------------
+Non-income producing security.
*Cost for Federal income tax purposes is $109,441,464 and net unrealized appreciation (depreciation) consists of:

                    Gross Unrealized
                     Appreciation               $33,870,009
                    Gross Unrealized
                     Depreciation                (6,557,316)
                                                -----------
                    Net Unrealized Appreciation
                     (Depreciation) $27,312,693
                                                ===========

PORTFOLIO HOLDINGS
% of Total Investments

                  Autos & Transportation                 0.5%
                  Bio-Technology                         4.8%
                  Consumer Discretionary                16.1%
                  Diagnostics                            3.0%
                  Energy                                11.6%
                  Financials                             1.0%
                  Health Care Equipment & Services       5.4%
                  Materials & Processing                 3.4%
                  Medical Devices                        9.8%
                  Producer Durables                      3.5%
                  Retail                                 5.7%
                  Search & Navigation Equipment          3.0%
                  Technology: Communication Services &
                   Equipment                             8.2%
                  Technology: Computers                  6.9%
                  Technology: Semi-Electronics           3.9%
                  Technology: Software                   9.3%
                  Telecommunications Services            1.8%
                  Money Market Fund                      2.1%
                                                       -----
                                                       100.0%
                                                       =====

See Notes to Financial Statements.
BROWN ADVISORY SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006

           Shares  Security Description                     Value
           ------  --------------------                     -----
          COMMON STOCK - 95.8%
          BASIC MATERIALS - 4.1%
           102,105 Aceto Corp.                          $     782,124
            68,900 Compass Minerals International, Inc.     1,755,572
            28,600 HB Fuller Co.                            1,379,950
            37,200 Novelis, Inc.                              805,008
                                                        -------------
                                                                       4,722,654
                                                        -------------
          CAPITAL GOODS - 5.9%
           153,200 EDO Corp.                                4,009,244
            29,000 Florida Rock Industries, Inc.            1,525,400
            55,800 Kaman Corp., Class A                     1,037,880
             4,080 Measurement Specialties, Inc.+             111,506
             6,900 Velcro Industries NV                        96,531
                                                        -------------
                                                                       6,780,561
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 15.2%
           105,000 Adesa, Inc.                              2,389,800
            41,700 Banta Corp.                              2,062,482
           196,000 BearingPoint, Inc.+                      1,573,880
           204,714 CBIZ, Inc.+                              1,688,890
            65,700 Convergys Corp.+                         1,224,648
            80,200 Electro Rent Corp.+                      1,323,300
            99,600 Global Cash Access, Inc.+                1,544,796
            37,000 Providence Service Corp.+                1,154,030
            69,600 Silgan Holdings, Inc.                    2,602,344
            50,300 Source Interlink Cos, Inc.+                570,402
            12,400 Standard Parking Corp.+                    349,928
            50,200 Technical Olympic USA, Inc.                906,612
                                                        -------------
                                                                      17,391,112
                                                        -------------
          CONSUMER DISCRETIONARY - 1.4%
           115,000 Corinthian Colleges, Inc.+               1,588,150
                                                        -------------
          CONSUMER STAPLES - 2.7%
           259,500 Del Monte Foods Co.                      3,072,480
                                                        -------------
          ENERGY - 5.2%
            69,800 Comstock Resources, Inc.+                1,978,132
            21,800 FMC Technologies, Inc.+                  1,454,932
            17,500 Penn Virginia Corp.                      1,188,250
            26,000 Western Gas Resources, Inc.              1,274,260
                                                        -------------
                                                                       5,895,574
                                                        -------------
          FINANCIALS - 16.6%
            19,900 Affiliated Managers Group+               1,794,980
           211,900 Crescent Real Estate Equities Co.        3,746,392
             4,000 First City Liquidating Trust Loans
                   Assets Corp.+(+/-)                           2,800
            90,900 Hilb Rogal & Hobbs Co.                   3,536,919
           100,700 Interactive Data Corp.                   1,966,671
            83,000 Jackson Hewitt Tax Service, Inc.         2,714,100
            93,900 Nelnet, Inc., Class A+                   3,509,043

          Shares   Security Description                      Value
          ------   --------------------                      -----
         FINANCIALS
            73,300 Trizec Properties, Inc.                $  1,729,147
                                                          ------------
                                                                      19,000,052
                                                          ------------
         HEALTH CARE - 3.4%
            61,900 Syneron Medical Ltd.+                     1,208,288
            77,900 West Pharmaceutical Services, Inc.        2,650,158
                                                          ------------
                                                                       3,858,446
                                                          ------------
         HOTEL, RESTAURANTS & LEISURE - 5.9%
           169,900 AFC Enterprises, Inc.+                    2,300,446
           114,800 Speedway Motorsports, Inc.                4,414,060
                                                          ------------
                                                                       6,714,506
                                                          ------------
         INFORMATION TECHNOLOGY - 13.3%
            81,100 Acxiom Corp.                              1,912,338
            35,200 InfoSpace, Inc.+                            797,984
           261,700 infoUSA, Inc.                             2,719,063
           128,200 Lipman Electronic Engineering Ltd.+       3,770,362
            39,300 Mantech International Corp.+              1,330,305
            55,900 Mercury Interactive Corp.+                1,982,494
           112,700 Progress Software Corp.+                  2,623,656
                                                          ------------
                                                                      15,136,202
                                                          ------------
         MEDIA - 8.9%
           370,100 Hollinger International, Inc., Class A    2,653,617
           219,000 MDC Partners, Inc., Class A+              1,990,710
            43,000 RH Donnelley Corp.+                       2,357,260
            33,600 Valuevision Media, Inc., Class A+           416,976
            81,500 WebEx Communications, Inc.+               2,677,275
                                                          ------------
                                                                      10,095,838
                                                          ------------
         RETAILING - 8.6%
           144,400 Cash America International, Inc.          4,443,188
           139,100 Handleman Co.                             1,185,132
            56,850 Stage Stores, Inc.                        1,850,468
           143,400 Triarc Cos., Inc., Class A                2,361,798
                                                          ------------
                                                                       9,840,586
                                                          ------------
         TRANSPORTATION - 4.6%
           139,200 Pacer International, Inc.                 4,107,792
           165,100 Sirva, Inc.+                              1,157,351
                                                          ------------
                                                                       5,265,143
                                                          ------------
         Total Common Stock (Cost $97,358,559)             109,361,304
                                                          ------------
         SHORT-TERM INVESTMENT - 4.0%
         MONEY MARKET FUND - 4.0%
         4,590,557 Cash Reserve Fund, Inc., Treasury
                   Series, 4.34% (Cost $4,590,557)           4,590,557
                                                          ------------
         Total Investments - 99.8% (Cost $101,949,116)*   $113,951,861
         Other Assets and Liabilities, Net - 0.2%              229,637
                                                          ------------
         NET ASSETS - 100.0%                              $114,181,498
                                                          ============

See Notes to Financial Statements.
BROWN ADVISORY SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006 +Non-income producing security.
(+/-)Restricted security not registered under the Securities Act of 1933 other than Rule 144A securities. At the end of the period, the value of these securities amounted to $2,800 or less than 1% of Net Assets.

                                                      ACQUISITION
                             ACQUISITION  ACQUISITION  VALUE PER
                SECURITY        DATE         COST        UNIT
              ------------- ------------- ----------- -----------
              First City
               Liquidating
               Trust Loans
               Assets Corp. March 4, 2003   $8,050      $2.0125

*Cost for Federal income tax purposes is $101,933,857 and net unrealized appreciation (depreciation) consists of:

                         Gross Unrealized
                            Appreciation $18,552,768
                         Gross Unrealized
                            Depreciation (6,534,764)
                                          -----------
                         Net Unrealized
                          Appreciation
                           (Depreciation) $12,018,004
                                          ===========

PORTFOLIO HOLDINGS
% of Total Investments

                     Basic Materials                  4.1%
                     Capital Goods                    5.9%
                      Commercial Services & Supplies 15.3%
                           Consumer Discretionary 1.4%
                              Consumer Staples 2.7%
                     Energy                           5.2%
                     Financials                      16.7%
                     Health Care                      3.4%
                       Hotels, Restaurants & Leisure 5.9%
                          Information Technology 13.3%
                     Media                            8.9%
                     Retailing                        8.6%
                     Transportation                   4.6%
                     Money Market Fund                4.0%
                                                    -----
                                                    100.0%
                                                    =====

See Notes to Financial Statements.
BROWN ADVISORY OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006

              Shares  Security Description                Value
              ------  --------------------                -----
              COMMON STOCK - 93.7%
              CONSUMER DISCRETIONARY - 18.6%
               15,400 Getty Images, Inc.+              $ 1,011,318
               19,700 Laureate Education, Inc.+            930,431
               36,800 Petsmart, Inc.                       981,824
               13,000 PF Chang's China Bistro, Inc.+       538,330
                                                       -----------
                                                         3,461,903
                                                       -----------
              CONSUMER STAPLES - 5.1%
               31,400 Sysco Corp.                          960,212
                                                       -----------
              ENERGY - 9.7%
               12,000 Core Laboratories NV+                678,000
               60,000 Input/Output, Inc.+                  579,600
               94,822 Newpark Resources+                   557,553
                                                       -----------
                                                         1,815,153
                                                       -----------
              HEALTHCARE - 11.0%
               15,000 Affymetrix, Inc.+                    412,650
               16,076 DaVita, Inc.+                        851,385
               20,000 Kinetic Concepts, Inc.+              778,000
                                                       -----------
                                                         2,042,035
                                                       -----------
              INDUSTRIAL - 9.7%
               16,000 Amphenol Corp., Class A              888,800
               16,200 Armor Holdings, Inc.+                925,344
                                                       -----------
                                                         1,814,144
                                                       -----------
              INFORMATION TECHNOLOGY - 32.4%
               16,000 Avid Technology, Inc.+               630,240
               51,300 Dell, Inc.+                        1,301,994
               16,200 Electronic Arts, Inc.+               681,534
               24,848 Flir Systems, Inc.+                  634,369
               16,550 NAVTEQ Corp.+                        690,963
               69,000 Parametric Technology Corp.+         920,460
               16,979 Scientific Games Corp., Class A+     647,409
               40,000 WebSideStory, Inc.+                  548,400
                                                       -----------
                                                         6,055,369
                                                       -----------
              MATERIALS - 7.2%
               40,150 Senomyx, Inc.+                       641,196
               26,000 Symyx Technologies+                  694,200
                                                       -----------
                                                         1,335,396
                                                       -----------
              Total Common Stock (Cost $16,602,317)     17,484,212
                                                       -----------

           Shares  Security Description                      Value
           ------  --------------------                      -----
           SHORT-TERM INVESTMENTS - 6.1%
           MONEY MARKET FUNDS - 6.1%
           573,497 Cash Reserve Fund, Inc., Institutional
                   Series, 4.70%                          $   573,497
           556,591 Cash Reserve Fund, Inc., Treasury
                   Series, 4.34%                              556,591
                                                          -----------
           Total Short-Term Investments (Cost $1,130,088)   1,130,088
                                                          -----------
           Total Investments - 99.8% (Cost $17,732,405)*  $18,614,300
           Other Assets and Liabilities, Net - 0.2%            36,087
                                                          -----------
           NET ASSETS - 100.0%                            $18,650,387
                                                          ===========

---------------------
+Non-income producing security.
*Cost for Federal income tax purposes is $17,732,729 and net unrealized appreciation (depreciation) consists of:

                    Gross Unrealized
                     Appreciation               $ 2,805,836
                    Gross Unrealized
                     Depreciation                (1,924,265)
                                                -----------
                    Net Unrealized Appreciation
                     (Depreciation)             $   881,571
                                                ===========

PORTFOLIO HOLDINGS
% of Total Investments

                          Consumer Discretionary 18.6%
                              Consumer Staples 5.1%
                         Energy                   9.7%
                         Healthcare              11.0%
                         Industrial               9.7%
                          Information Technology 32.6%
                         Materials                7.2%
                         Money Market Funds       6.1%
                                                -----
                                                100.0%
                                                =====

See Notes to Financial Statements.
BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006

               Shares   Security Description              Value
               ------   --------------------              -----
             COMMON STOCK - 93.4%
             AUSTRALIA - 3.8%
              1,355,000 John Fairfax Holdings, Ltd.    $  3,812,451
                188,000 Lend Lease Corp., Ltd.            1,866,917
                153,938 Woodside Petroleum, Ltd.          5,095,559
                                                       ------------
                                                         10,774,927
                                                       ------------
             CANADA - 2.6%
                 42,000 Suncor Energy, Inc.               3,388,979
                225,000 Talisman Energy, Inc.             4,095,552
                                                       ------------
                                                          7,484,531
                                                       ------------
             DENMARK - 2.2%
                160,000 H. Lundbeck A/S                   3,519,142
                 45,000 Novo-Nordisk A/S, Series B        2,783,696
                                                       ------------
                                                          6,302,838
                                                       ------------
             FINLAND - 0.7%
                100,000 Nokia OYJ                         2,141,072
                                                       ------------
             FRANCE - 9.0%
                184,000 France Telecom S/A                4,116,395
                 28,000 L'Oreal SA                        2,505,990
                 28,200 LVMH Moet Hennessy~               2,771,401
                 46,000 Sanofi-Aventis                    4,335,063
                 29,715 SEB SA                            3,325,780
                 74,000 Societe Television Francaise 1    2,445,332
                 96,200 Total SA+                         6,237,068
                                                       ------------
                                                         25,737,029
                                                       ------------
             GERMANY - 3.3%
                 22,000 Allianz AG                        3,400,987
                 29,000 Altana AG                         1,716,702
                 85,624 Bayerische Motoren Werke AG       4,408,191
                                                       ------------
                                                          9,525,880
                                                       ------------
             GREECE - 1.8%
                169,200 Hellenic Technodomiki Tev SA      1,586,961
                144,300 Public Power Corp.                3,535,161
                                                       ------------
                                                          5,122,122
                                                       ------------
             HONG KONG - 4.7%
                575,000 China Mobile Hong Kong, Ltd.      2,997,996
                460,000 CLP Holdings, Ltd.                2,638,533
              3,700,000 CNOOC, Ltd.                       2,837,679
              1,140,000 Hong Kong & China Gas             2,556,812
                285,000 Hutchison Whampoa, Ltd.           2,593,547
                                                       ------------
                                                         13,624,567
                                                       ------------
             IRELAND - 3.4%
                193,000 Allied Irish Banks plc            4,579,871
                154,000 CRH plc                           5,165,891
                                                       ------------
                                                          9,745,762
                                                       ------------

           Shares   Security Description                    Value
           ------   --------------------                    -----
          JAPAN - 29.0%
            411,000 Ajinomoto Co., Inc.                  $  4,849,687
             70,000 Astellas Pharmaceutical, Inc.           2,736,683
             42,500 Canon, Inc.                             2,930,383
             80,000 Daikin Industries, Ltd.                 2,608,734
             52,000 Denso Corp.                             1,797,326
             53,000 Eisai Co., Ltd.                         2,396,997
            129,000 FamilyMart Co., Ltd.                    3,667,866
             31,500 Fanuc, Ltd.                             2,779,288
             18,700 Hirose Electric Co., Ltd.               2,394,304
             38,000 Honda Motor Co., Ltd.                   2,471,545
             52,000 Hoya Corp.                              1,977,520
             84,000 Kao Corp.                               2,086,099
             10,670 Keyence Corp.                           2,712,415
                150 Millea Holdings, Inc.                   2,625,616
            180,000 Mitsubishi Estate Co., Ltd.             3,510,596
                235 Mitsubishi UFJ Financial Group, Inc.    3,194,722
             30,600 Murata Manufacturing Co., Ltd.          1,963,055
            127,000 Nikko Cordial Corp.                     1,844,995
                240 Nippon Telegraph & Telephone Corp.      1,170,732
              1,850 NTT DoCoMo, Inc.                        2,975,254
             26,700 Rohm Co., Ltd.                          2,403,225
             54,000 Secom Co., Ltd.+                        2,706,118
            101,000 Sega Sammy Holdings, Inc.               3,993,514
             13,100 Shimamura Co., Ltd.                     1,566,716
             51,000 Shin-Etsu Chemical Co., Ltd.            2,841,263
             43,000 Sony Corp.                              1,914,168
            373,000 Sumitromo Trust & Banking Co., Ltd.     3,549,540
            136,200 Takeda Pharmaceutical Co., Ltd.         8,785,926
             48,000 Takefuji Corp.                          2,989,737
                                                         ------------
                                                                      83,444,024
                                                         ------------
          KOREA - 2.0%
             98,000 LG Petrochemical Co., Ltd.              1,993,360
              7,700 Samsung Electronics Co., Ltd.           3,773,515
                                                         ------------
                                                                       5,766,875
                                                         ------------
          NETHERLANDS - 7.2%
             79,000 Akzo Nobel NV                           4,264,553
             61,000 Heineken Holding NV, Class A            2,123,608
            122,000 ING Groep NV                            4,772,452
            347,500 Reed Elsevier NV                        5,062,560
            121,779 TNT NV                                  4,478,259
                                                         ------------
                                                                      20,701,432
                                                         ------------
          SPAIN - 0.6%
             40,000 Inditex SA                              1,585,752
                                                         ------------
          SWEDEN - 1.3%
            580,000 Ericsson LM, Class B                    1,853,804
             54,000 Hennes & Mauritz AB, Class B            1,953,842
                                                         ------------
                                                                       3,807,646
                                                         ------------

See Notes to Financial Statements.
BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006

           Shares    Security Description                    Value
           ------    --------------------                   -----
         SWITZERLAND - 3.6%
               9,100 Nestle SA                           $  2,714,913
              48,200 Novartis AG                            2,672,283
              22,500 Zurich Financial Services AG           5,087,615
                                                         ------------
                                                                      10,474,811
                                                         ------------
         TAIWAN - 1.2%
           5,400,000 United Microelectronics Corp.          3,403,698
         UNITED KINGDOM - 17.0%
             358,000 Aviva plc                              4,967,480
             380,000 BG Group plc                           5,045,348
             603,400 BP plc                                 7,052,361
             425,000 Centrica plc                           2,213,417
             238,000 HSBC Holdings plc                      4,169,088
             490,000 Kingfisher plc                         2,075,456
              71,000 Reckitt Benckiser plc                  2,608,976
             101,900 Rio Tinto plc                          5,646,185
             156,500 Royal Bank of Scotland Group plc       5,045,461
             177,390 Unilever plc                           3,964,115
           1,913,500 Vodafone Group plc                     4,401,318
             500,000 William Morrison Supermarkets plc      1,830,295
                                                         ------------
                                                                      49,019,500
                                                         ------------
         Total Common Stock (Cost $214,236,676)           268,662,466
                                                         ------------
         SHORT-TERM INVESTMENTS - 15.5%
          Principal
          ---------                  -                        -
         MONEY MARKET DEPOSIT ACCOUNT - 1.0%
         $ 2,822,099 Citibank Money Market Deposit
                     Account, 4.68% (Cost $2,822,099)       2,822,099
                                                         ------------
           Shares
           ------                    -                        -
         MONEY MARKET FUNDS - 14.5%
           5,558,885 Citi/SM/ Institutional Trust Cash
                     Reserves, Class O, 4.91%               5,558,885
          11,851,565 Citi/SM/ Institutional Trust Liquid
                     Reserves, Class A, 4.84%              11,851,565
          24,398,434 Citibank Investors Principal
                     Preservation Trust^, 4.68%            24,398,434
                                                         ------------
         Total Money Market Funds (Cost $41,808,884)       41,808,884
                                                         ------------
         Total Short-Term Investments (Cost $44,630,983)   44,630,983
                                                         ------------
          Number of
          Contracts
          ---------                  -                        -
         PUT OPTIONS PURCHASED - 0.0%
          11,386,555 Foreign - Non U.S. Dollar
                     Denominated European Unit,
                     Expiration 07/05/06 (Cost
                     $430,890)                                    257
                                                         ------------
         Total Investments - 108.9% (Cost $259,298,549)* $313,293,706
         Other Assets and Liabilities, Net - (8.9)%       (25,584,031)
                                                         ------------
         NET ASSETS - 100.0%                             $287,709,675
                                                         ============

---------------------
+Non-income producing security.
~Security or a portion of the security is on loan at period end.
^Investment made with cash collateral received from securities on loan. ADRAmerican Depositary Receipt.
*Cost for Federal income tax purposes is $258,942,790 and net unrealized appreciation (depreciation) consists of:

                    Gross Unrealized
                     Appreciation               $58,175,844
                    Gross Unrealized
                     Depreciation                (3,824,928)
                                                -----------
                    Net Unrealized Appreciation
                     (Depreciation) $54,350,916
                                                ===========

PORTFOLIO HOLDINGS
% of Total Investments

                       Financials                  18.2%
                       Consumer Staples            17.3%
                       Industrials                  8.2%
                       Consumer Discretionary       9.2%
                       Energy                      10.8%
                       Telecommunication Services   9.9%
                       Utilities                    3.5%
                       Materials                    4.7%
                       Information Technology       4.0%
                       Cash & Cash Equivalents     14.2%
                       Put Options Purchased        0.0%
                                                   -----
                                                  100.0%
                                                   =====

See Notes to Financial Statements.
BROWN ADVISORY REAL ESTATE FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006

            Shares   Security Description                    Value
            ------   --------------------                    -----
            REAL ESTATE INVESTMENT TRUSTS (REITS) - 96.2%
            DIVERSIFIED - 4.2%
              7,955  Colonial Properties Trust            $   355,589
              6,065  Vornado Realty Trust                     545,183
                                                          -----------
                                                                         900,772
                                                          -----------
            OFFICE/INDUSTRIAL - 28.2%
             10,180  AMB Property Corp.                       503,197
             10,945  BioMed Realty Trust, Inc.                313,793
             11,780  Boston Properties, Inc.                  997,177
             11,930  Corporate Office Properties Trust        471,235
              9,480  Duke Realty Corp.                        321,751
              7,870  First Industrial Realty Trust, Inc.      291,190
             15,855  First Potomac Realty Trust               423,646
              8,570  Kilroy Realty Corp.                      568,448
              4,445  Liberty Property Trust                   189,268
             18,660  Prologis                                 922,737
             10,815  Reckson Associates Realty Corp.          415,729
              6,125  SL Green Realty Corp.                    607,661
                                                          -----------
                                                                       6,025,832
                                                          -----------
            REGIONAL MALLS - 15.1%
              7,650  CBL & Associates Properties, Inc.        286,186
             13,210  General Growth Properties, Inc.          578,070
             10,340  Macerich Co.                             712,529
             16,191  Simon Property Group, Inc.             1,289,289
              8,975  Taubman Centers, Inc.                    349,128
                                                          -----------
                                                                       3,215,202
                                                          -----------
            RESIDENTIAL - 18.8%
             15,605  Archstone-Smith Trust                    754,502
              7,545  AvalonBay Communities, Inc.              802,033
              4,810  BRE Properties, Inc., Class A            250,793
              6,625  Camden Property Trust                    473,025
             15,285  Equity Residential                       674,069
              6,700  Home Properties, Inc.                    333,258
              3,715  Post Properties, Inc.                    159,002
             21,210  United Dominion Realty Trust, Inc.       572,882
                                                          -----------
                                                                       4,019,564
                                                          -----------
            SPECIALTY - 15.0%
             16,945  Ashford Hospitality Trust                202,493
              9,620  Health Care Property Investors, Inc.     251,563
              5,810  Healthcare Realty Trust, Inc.            189,755
             32,995  Host Hotels & Resorts, Inc.              662,210
             13,185  Nationwide Health Properties, Inc.       276,753
             14,955  Sovran Self Storage, Inc.                705,428
             17,525  Sunstone Hotel Investors, Inc.           485,442
             13,200  Ventas, Inc.                             428,208
                                                          -----------
                                                                       3,201,852
                                                          -----------

         Shares  Security Description                         Value
         ------  --------------------                         -----
         STRIP CENTER - 14.9%
          13,400 Cedar Shopping Centers, Inc.              $   194,836
           4,520 Developers Diversified Realty Corp.           231,198
           7,410 Federal Realty Investors Trust                506,696
          18,070 Kimco Realty Corp.                            647,809
           5,840 Pan Pacific Retail Properties, Inc.           387,017
          11,725 Regency Centers Corp.                         722,377
          16,280 Tanger Factory Outlet Centers, Inc.           494,424
                                                           -----------
                                                                       3,184,357
                                                           -----------
         Total Real Estate Investment Trusts (Cost
         $16,037,136)                                       20,547,579
                                                           -----------
         SHORT-TERM INVESTMENT - 3.9%
         MONEY MARKET FUND - 3.9%
         835,655 Cash Reserve Fund, Inc., Treasury Series,
                 4.70% (Cost $835,655)                         835,655
                                                           -----------
         Total Investments - 100.1% (Cost $16,872,792)*    $21,383,234
         Other Assets and Liabilities, Net - (0.1)%            (13,450)
                                                           -----------
         NET ASSETS - 100.0%                               $21,369,784
                                                           ===========

---------------------
*Cost for Federal income tax purposes is $16,878,632 and net unrealized appreciation (depreciation) consists of:

                    Gross Unrealized
                     Appreciation               $4,601,404
                    Gross Unrealized
                     Depreciation                  (96,802)
                                                ----------
                    Net Unrealized Appreciation
                     (Depreciation) $4,504,602
                                                ==========

PORTFOLIO HOLDINGS
% of Total Investments

                            Diversified         4.2%
                             Office/Industrial 28.2%
                              Regional Malls 15.0%
                                Residential 18.8%
                                 Specialty 15.0%
                               Strip Center 14.9%
                             Money Market Fund 3.9%
                                              -----
                                              100.0%
                                              =====

See Notes to Financial Statements.
BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006

Face Amount                                Security Description                                 Rate  Maturity   Value
-----------                                --------------------                                 ----  --------   -----
MUNICIPAL BONDS - 93.7%
GENERAL OBLIGATION BONDS - 39.6%
$  100,000  Anne Arundel County Maryland                                                        5.25% 08/01/09 $  104,754
   100,000  Anne Arundel County Maryland Prerefunded 02/01/08 @ 101                             5.00  02/01/10    103,179
   250,000  Anne Arundel County Maryland                                                        5.00  02/15/10    261,365
   500,000  Anne Arundel County Maryland Prerefunded 02/15/11 @ 101                             4.75  02/15/17    526,555
 1,350,000  Anne Arundel County Maryland                                                        5.00  03/01/17  1,437,683
   500,000  Anne Arundel County Maryland Prerefunded 02/15/11 @ 101                             4.80  02/15/18    527,625
   165,000  Anne Arundel County Maryland Prerefunded 05/15/09 @ 101                             5.00  05/15/13    172,739
 1,400,000  Baltimore County Maryland Consolidated Public Improvement                           5.00  09/01/13  1,490,832
   835,000  Baltimore County Maryland Metropolitan District                                     4.40  08/01/09    854,414
   500,000  Baltimore County Maryland Metropolitan District 67th Issue                          5.00  06/01/07    507,200
   220,000  Baltimore Maryland                                                                  7.50  10/15/08    238,509
   500,000  Carroll County Maryland County Commissioners Consolidated                           4.00  12/01/15    498,750
   200,000  Carroll County Maryland County Commissioners Consolidated Public Improvement        5.10  12/01/12    203,604
            Prerefunded 12/01/06 @ 101
   100,000  Carroll County Maryland County Commissioners Consolidated Public Improvement        5.00  12/01/15    102,986
            Prerefunded 12/01/07 @ 101
   500,000  Charles County Maryland Consolidated Public Improvement                             4.20  02/01/11    511,295
   250,000  Charles County Maryland County Commissioners Consolidated Public Improvement        3.00  03/01/10    241,383
   500,000  Charles County Maryland County Commissioners Consolidated Public Improvement        4.00  03/01/10    505,970
   250,000  Charles County Maryland County Commissioners Consolidated Public Improvement        5.00  03/01/16    269,000
 1,000,000  Frederick County Maryland Public Facilites                                          5.00  12/01/17  1,068,360
   500,000  Frederick County Maryland Public Facilities                                         5.25  11/01/18    550,630
   100,000  Frederick County Maryland Public Facilities                                         5.00  07/01/07    101,541
   800,000  Frederick County Maryland Public Facilities                                         4.00  07/01/08    806,592
   225,000  Frederick County Maryland Public Facilities Series A                                3.80  07/01/07    225,623
   250,000  Garrett County Maryland Hospital Refunding FGIC Insured                             5.10  07/01/09    260,363
   740,000  Harford County Maryland                                                             5.00  12/01/13    766,958
   200,000  Harford County Maryland Consolidated Public Improvement                             4.25  01/15/13    204,666
   240,000  Howard County Maryland Consolidated Public Improvement Series A                     4.30  02/15/08    242,863
   350,000  Howard County Maryland Consolidated Public Improvement Series A                     5.00  02/15/08    358,194
   295,000  Howard County Maryland Consolidated Public Improvement Series A                     5.00  02/15/09    301,685
   230,000  Howard County Maryland Consolidated Public Improvement Series A                     2.50  08/15/10    214,733
    30,000  Howard County Maryland Consolidated Public Improvement Series A                     5.00  02/15/09     30,692
            Prerefunded 02/15/08 @ 100
   565,000  Maryland National Capital Park & Planning Park Acquisition & Development Series BB2 3.50  07/01/09    561,802
 1,100,000  Montgomery County Maryland Consolidated Public Improvement Series A                 5.00  01/01/10  1,132,483
   325,000  Montgomery County Maryland Consolidated Public Improvement Series A                 4.70  01/01/13    331,721
   500,000  Montgomery County Maryland Consolidated Public Improvement Series A                 5.00  09/01/15    535,465
   500,000  Montgomery County Maryland Consolidated Public Improvement Series A                 5.00  04/01/17    530,550
 1,090,000  Montgomery County Maryland Consolidated Public Improvement Series A                 4.88  05/01/13  1,125,763
            Prerefunded 05/01/08 @ 101
   125,000  Montgomery County Maryland Consolidated Public Improvement Series A                 4.75  05/01/12    130,016
            Prerefunded 05/01/09 @ 101
   100,000  Montgomery County Maryland Consolidated Public Improvement Series A                 5.60  01/01/16    107,387
            Prerefunded 01/01/10 @ 101
 1,000,000  Montgomery County Maryland Series A                                                 5.00  11/01/07  1,020,040
   500,000  Montgomery County Maryland Series A                                                 5.00  11/01/09    522,005
   500,000  Ocean City Maryland FGIC Insured                                                    4.25  03/01/11    511,460
   600,000  Ocean City Maryland MBIA Insured                                                    3.25  03/01/11    583,440

See Notes to Financial Statements.
BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006

Face Amount                               Security Description                               Rate  Maturity    Value
-----------                               --------------------                               ----  --------    -----
GENERAL OBLIGATION BONDS
$1,000,000  Prince Georges County Maryland Consolidated Public Improvement                   3.25% 09/15/11 $   967,630
    50,000  Prince Georges County Maryland Consolidated Public Improvement                   5.00  10/01/12      52,550
            Prerefunded 10/01/09 @ 101 FSA Insured
   500,000  St Mary's County Maryland Public Facilities                                      3.25  11/01/08     494,515
 1,000,000  State of Maryland                                                                5.00  02/01/14   1,073,750
   385,000  State of Maryland State & Local Facilities Loan 1st Series                       4.00  03/01/08     387,753
   500,000  State of Maryland State & Local Facilities Loan 1st Series                       4.75  03/01/09     514,210
   500,000  State of Maryland State & Local Facilities Loan 1st Series                       5.00  08/01/15     535,305
    50,000  State of Maryland State & Local Facilities Loan 1st Series                       4.50  03/01/14      51,577
            Prerefunded 03/01/09 @ 101
   225,000  State of Maryland State & Local Facilities Loan 2nd Series                       5.00  08/01/08     230,780
   150,000  State of Maryland State & Local Facilities Loan 2nd Series                       5.00  08/01/09     153,888
            Prerefunded 08/01/07 @ 101
   500,000  State of Maryland State & Local Facilities Loan 2nd Series, Series A             5.00  08/01/15     538,905
 2,210,000  State of Maryland State & Local Facilities Loan Capital Improvement Series A     5.50  08/01/13   2,441,033
   500,000  Washington Suburban Sanitation District - General Construction                   5.00  06/01/08     513,635
   500,000  Washington Suburban Sanitation District - General Construction                   4.25  06/01/10     511,165
   100,000  Washington Suburban Sanitation District - General Construction                   5.00  06/01/23     103,904
            Prerefunded 06/01/09 @ 100
   450,000  Washington Suburban Sanitation District - Sewage Disposal                        5.25  06/01/07     457,574
 1,000,000  Washington Suburban Sanitation District - Sewage Disposal                        5.25  06/01/10   1,059,240
   200,000  Washington Suburban Sanitation District - Sewage Disposal 2nd Series             4.75  06/01/07     202,392
   475,000  Washington Suburban Sanitation District - Water Supply                           4.38  06/01/07     478,947
   500,000  Washington Suburban Sanitation District - Water Supply                           4.25  06/01/10     511,165
   500,000  Washington Suburban Sanitation District - Water Supply 2nd Series                3.00  06/01/11     478,310
                                                                                                            -----------
                                                                                                             32,541,103
                                                                                                            -----------
REVENUE BONDS - 54.1%
   635,000  Baltimore Maryland Certificates of Participation - Emergency Telecom Facilities  4.70  10/01/06     637,318
            Series A AMBAC Insured
   925,000  Baltimore Maryland Convention Center MBIA Insured                                5.00  09/01/19     962,768
   500,000  Baltimore Maryland Convention Center SR Series A                                 5.25  09/01/19     538,360
 1,000,000  Baltimore Maryland Wastewater Project Series C AMBAC Insured                     5.00  07/01/21   1,057,170
   185,000  Carroll County Maryland Fairhaven & Copper Ridge Series A RADIAN Insured         5.20  01/01/10     192,775
   170,000  Frederick County Maryland Educational Facilities Revenue Mount                   4.55  09/01/06     170,226
            Saint Mary's College Series A
   170,000  Frederick County Maryland Educational Facilities Revenue Mount                   4.65  09/01/07     171,124
            Saint Mary's College Series A
   400,000  Frederick County Maryland Educational Facilities Revenue Mount                   4.80  09/01/09     407,160
            Saint Mary's College Series A
   400,000  Frederick County Maryland Educational Facilities Revenue Mount                   5.63  09/01/38     416,892
            Saint Mary's University
            Financing Series B MBIA Insured
   175,000  Maryland Community Development Administration - Residential Program Series A     4.05  09/01/07     174,848
 1,000,000  Maryland Community Development Administration - Single Family Program 1st Series 4.65  04/01/12   1,023,860
   500,000  Maryland Community Development Administration - Single Family Program 1st Series 4.75  04/01/13     512,555
   250,000  Maryland Community Development Administration Series D                           2.65  09/01/07     246,767
   500,000  Maryland Department of Transportation                                            4.25  02/15/18     501,355
   500,000  Maryland Department of Transportation                                            5.00  11/01/08     515,720
   500,000  Maryland Department of Transportation                                            5.00  12/15/08     516,425
   500,000  Maryland Department of Transportation                                            5.50  02/01/10     531,010

See Notes to Financial Statements.
BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006

Face Amount                                Security Description                                 Rate  Maturity    Value
-----------                                --------------------                                 ----  --------    -----
REVENUE BONDS
$  455,000  Maryland Department of Transportation                                               5.00% 05/01/12 $   484,370
 1,000,000  Maryland Department of Transportation                                               5.25  12/15/16   1,099,030
   900,000  Maryland Department of Transportation 2nd Issue                                     3.00  06/01/11     854,874
 1,050,000  Maryland Department of Transportation 2nd Issue                                     4.00  06/01/13   1,059,587
 1,850,000  Maryland Department of Transportation Prerefunded 12/15/08 @ 100                    5.50  12/15/11   1,933,472
   255,000  Maryland Economic Development Corporation - Bowie State University Project          4.00  06/01/09     247,804
   500,000  Maryland Economic Development Corporation - Maryland Department of                  5.00  06/01/15     529,450
            Transportation Headquarters
   250,000  Maryland Economic Development Corporation - University of Maryland College Park     4.00  06/01/09     251,653
            Project College Park Project
   340,000  Maryland Economic Development Corporation - University of Maryland                  4.25  06/01/10     345,603
            College Park Project
   700,000  Maryland Economic Development Corporation - University of Maryland                  4.00  07/01/08     704,368
            College Park Project AMBAC Insured
   300,000  Maryland Economic Development Corporation - University of Maryland                  5.38  07/01/12     321,144
            College Park Project AMBAC Insured
   430,000  Maryland Economic Development Corporation - University of Maryland Series A         4.00  10/01/08     417,169
   245,000  Maryland Economic Development Corporation - University of Maryland Series A         4.50  10/01/11     233,519
   410,000  Maryland Economic Development Corporation - University Village Sheppard Pratt       4.75  07/01/07     413,629
            ACA Insured
   500,000  Maryland Health & Higher Educational Facilities - Adventist Health Care Series A    5.00  01/01/14     512,825
   500,000  Maryland Health & Higher Educational Facilities - Board of Child Care               4.50  07/01/12     510,790
   450,000  Maryland Health & Higher Educational Facilities - Bullis School FSA Insured         5.00  07/01/13     475,902
   100,000  Maryland Health & Higher Educational Facilities - Bullis School FSA Insured         5.00  07/01/15     105,583
   120,000  Maryland Health & Higher Educational Facilities - Carroll County General Hospital   4.25  07/01/08     120,805
   250,000  Maryland Health & Higher Educational Facilities - Carroll County General Hospital   4.63  07/01/10     255,257
   500,000  Maryland Health & Higher Educational Facilities - Carroll County General Hospital   5.00  07/01/13     517,190
   500,000  Maryland Health & Higher Educational Facilities - Charity Obligated Group Series A  4.75  11/01/14     509,875
   500,000  Maryland Health & Higher Educational Facilities - Civista Medical System RADIAN     4.50  07/01/28     473,825
            Insured
   400,000  Maryland Health & Higher Educational Facilities - Frederick Memorial Hospital       3.60  07/01/08     398,084
   450,000  Maryland Health & Higher Educational Facilities - Frederick Memorial Hospital       4.20  07/01/11     451,930
   250,000  Maryland Health & Higher Educational Facilities - Goucher College                   4.50  07/01/19     246,467
   500,000  Maryland Health & Higher Educational Facilities - Greater Baltimore Medical Center  5.00  07/01/20     510,205
   300,000  Maryland Health & Higher Educational Facilities - Johns Hopkins Health System       5.10  07/01/10     309,720
            AMBAC Insured
   500,000  Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital            5.00  05/15/10     521,555
   900,000  Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital            5.00  05/15/11     946,278
   500,000  Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital            4.60  05/15/14     511,100
   100,000  Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital            4.70  05/15/15     102,304
    90,000  Maryland Health & Higher Educational Facilities - Johns Hopkins University          6.00  07/01/39      96,930
            Prerefunded 07/01/09 @ 101
   250,000  Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A 4.00  07/01/08     251,760
   500,000  Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A 5.00  07/01/10     523,735
   250,000  Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A 5.00  07/01/12     262,855
   250,000  Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A 5.00  07/01/13     262,680
   235,000  Maryland Health & Higher Educational Facilities - Kennedy Krieger Institute         3.88  07/01/10     233,461
   535,000  Maryland Health & Higher Educational Facilities - Kennedy Krieger Institute         5.30  07/01/12     548,733

See Notes to Financial Statements.
BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006

Face Amount                                Security Description                                Rate  Maturity    Value
-----------                                --------------------                                ----  --------    -----
REVENUE BONDS
$  200,000  Maryland Health & Higher Educational Facilities - Kennedy Krieger Institute        4.38% 07/01/13 $   200,416
   575,000  Maryland Health & Higher Educational Facilities - Lifebridge Health Series A       5.00  07/01/08     589,317
 1,000,000  Maryland Health & Higher Educational Facilities - Lifebridge Health Series A       5.00  07/01/10   1,043,610
 1,000,000  Maryland Health & Higher Educational Facilities - Medstar Health                   5.00  08/15/09   1,032,880
   250,000  Maryland Health & Higher Educational Facilities - McLean School                    5.00  07/01/08     252,050
 1,000,000  Maryland Health & Higher Educational Facilities - Peninsula Regular Medical Center 5.00  07/01/26   1,029,500
   600,000  Maryland Health & Higher Educational Facilities - Pickersgill Series A             5.85  01/01/10     619,422
            Prerefunded 01/01/07 @ 102
   635,000  Maryland Health & Higher Educational Facilities - Sheppard Pratt Series A          3.00  07/01/09     615,931
   430,000  Maryland Health & Higher Educational Facilities - Sheppard Pratt Series A          3.30  07/01/10     417,177
   250,000  Maryland Health & Higher Educational Facilities - Union Hospital of Cecil County   3.75  07/01/08     249,870
 1,000,000  Maryland Health & Higher Educational Facilities - University of Maryland           5.00  07/01/09   1,015,390
            Medical System
   750,000  Maryland Health & Higher Educational Facilities - University of Maryland           5.00  07/01/12     771,180
            Medical System
   805,000  Maryland Industrial Development Financing Authority - American Center for Physics  3.95  12/15/07     808,751
   500,000  Maryland Industrial Development Financing Authority - Holy Cross                   5.50  12/01/08     519,645
            Health System Corp.
   500,000  Maryland Industrial Development Financing Authority - National Aquarium Baltimore  4.50  11/01/14     509,840
            Series B
   500,000  Maryland Transportation Authority FSA Insured                                      5.00  07/01/10     524,505
   500,000  Maryland Water Quality Financing Series A                                          5.00  09/01/15     538,630
   500,000  Montgomery County Maryland - Germantown Indoor Swim Center Project                 2.50  04/01/08     485,610
   500,000  Montgomery County Maryland - Housing Opportunity Commission Aston Woods            4.90  05/15/31     515,085
            Apartments Series A Multi-Family Revenue
   325,000  Montgomery County Maryland - Housing Opportunity Commission                        2.85  07/01/07     322,098
            Series A Single Family Mortgage
   120,000  Montgomery County Maryland - Housing Opportunity Commission                        4.15  07/01/08     119,695
            Series A Single Family Mortgage
   200,000  Montgomery County Maryland - Housing Opportunity Commission                        5.40  07/01/11     209,570
            Series A Multi-Family Mortgage
   500,000  Montgomery County Maryland - Solid Waste Disposal Series A AMBAC Insured           3.25  06/01/08     495,275
 1,000,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A        5.00  04/01/08   1,024,130
   485,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A        4.00  10/01/08     488,909
   510,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A        5.13  04/01/21     535,148
   440,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A        5.00  04/01/10     460,328
   500,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A        5.00  04/01/13     533,925
   185,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A        5.00  04/01/09     188,994
            Prerefunded 04/01/07 @ 101
   190,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A        5.00  04/01/10     194,102
            Prerefunded 04/01/07 @ 101
   680,000  University of Maryland System Auxiliary Facility & Tuition Revenue                 5.00  04/01/09     693,634
            Unrefunded Balance Series A
   310,000  University of Maryland System Auxiliary Facility & Tuition Revenue                 5.00  04/01/10     316,166
            Unrefunded Balance Series A
                                                                                                              -----------
                                                                                                               44,452,637
                                                                                                              -----------
Total Municipal Bonds (Cost $77,402,555)                                                                       76,993,740
                                                                                                              -----------

See Notes to Financial Statements.
BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006

Face Amount                              Security Description                               Rate  Maturity    Value
-----------                              --------------------                               ----  --------    -----
SHORT-TERM INVESTMENTS - 5.2%
DEMAND NOTES - 3.5%
$  600,000  Maryland Economic Development Corporation - U.S. Pharmacopeial Project Series B 3.49% 07/01/34 $   600,000
            AMBAC Insured~
 1,300,000  Washington Suburban Sanitation District - Mulit-Modal Antic Series B~           3.18  06/01/23   1,300,000
 1,000,000  Westminster Maryland Economic Development Carroll Lutheran Village Series C~    3.60  05/01/34   1,000,000
                                                                                                           -----------
Total Demand Notes (Cost $2,900,000)                                                                         2,900,000
                                                                                                           -----------
  Shares
  ------                                          -                                          -       -          -
MONEY MARKET FUND - 1.7%
 1,358,858  Citi/SM/ Institutional Tax Free Reserves (Cost $1,358,858)                      3.08             1,358,858
                                                                                                           -----------
Total Short-Term Investments (Cost $4,258,858)                                                               4,258,858
                                                                                                           -----------
Total Investments - 98.9% (Cost $81,661,413)*                                                              $81,252,598
Other Assets and Liabilities, Net - 1.1%                                                                       865,880
                                                                                                           -----------
NET ASSETS - 100.0%                                                                                        $82,118,478
                                                                                                           ===========

---------------------

              ACA    American Capital Access
              AMBAC  American Municipal Bond Assurance Corporation
              FGIC   Financial Guaranty Insurance Corporation
              FSA    Financial Security Assurance
              MBIA   Municipal Bond Insurance Association
              RADIAN Radian Asset Assurance

~Variable rate security.
*Cost for Federal income tax purposes is $81,661,413 and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $ 564,301
             Gross Unrealized Depreciation               (973,116)
                                                        ---------
             Net Unrealized Appreciation (Depreciation) $(408,815)
                                                        =========

PORTFOLIO HOLDINGS
% of Total Investments

                         General Obligation Bonds 40.0%
                               Revenue Bonds 54.7%
                        Demand Notes               3.6%
                        Money Market Fund          1.7%
                                                 -----
                                                 100.0%
                                                 =====

See Notes to Financial Statements.
BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006

Face Amount                Security Description                Rate  Maturity     Value
-----------                --------------------                ----  --------     -----
ASSET BACKED SECURITIES - 4.5%
$    498,762 California Infrastructure SCE Series 97-1-A6      6.38% 09/25/08 $     500,120
     220,570 Honda Auto Receivables Owner Trust Series 03-5-A3 2.30  10/18/07       219,366
   2,511,443 WFS Financial Owner Trust Series 03-4-A4          3.15  05/20/11     2,466,126
   2,500,000 World Omni Auto Receivables Trust 2005-B A4+      5.10  09/20/12     2,501,422
                                                                              -------------
Total Asset Backed Securities (Cost $5,721,708)                                   5,687,034
                                                                              -------------
CORPORATE BONDS & NOTES - 23.1%
   1,500,000 Allfirst Financial, Inc.                          7.20  07/01/07     1,522,018
   2,000,000 America Movil SA de CV                            5.50  03/01/14     1,869,096
   1,250,000 American Axle & Manufacturing, Inc.               5.25  02/11/14     1,042,187
   1,960,000 American Express Centurion+                       5.16  11/16/07     1,963,463
   1,000,000 Baltimore Gas & Electric MTN                      6.75  06/05/12     1,031,574
   2,000,000 Berkley (WR) Corp.                                5.13  09/30/10     1,936,420
     700,000 Block Financial Corp.                             8.50  04/15/07       715,574
   3,125,000 Block Financial Corp.                             5.13  10/30/14     2,824,400
   1,900,000 Comcast Cable Communications                      7.13  06/15/13     1,999,953
   1,000,000 Comcast Corp.                                     6.50  01/15/15     1,011,726
   1,000,000 General Electric Capital Corp. MTN Series A       6.88  11/15/10     1,051,699
     235,000 General Electric Capital Corp. MTN Series A+      4.67  12/01/36       233,221
   1,550,000 General Electric Co.                              5.00  02/01/13     1,492,515
   2,500,000 Kraft Foods, Inc.                                 5.25  06/01/07     2,488,990
   2,055,000 MBNA America Bank NA                              7.13  11/15/12     2,207,703
   1,300,000 Merrill Lynch & Co.                               4.00  09/15/08     1,269,105
   4,000,000 SLM Corp. MTN Series A+                           4.64  02/01/10     3,853,520
     800,000 Wilmington Trust Corp.                            6.63  05/01/08       817,292
                                                                              -------------
Total Corporate Bonds & Notes (Cost $30,307,617)                                 29,330,456
                                                                              -------------
US GOVERNMENT & AGENCY OBLIGATIONS - 65.8%
FFCB - 1.6%
   2,000,000 FFCB                                              6.00  06/11/08     2,028,268
                                                                              -------------
FHLB NOTES - 11.3%
   2,000,000 FHLB                                              4.15  07/05/07     1,975,236
   3,000,000 FHLB                                              5.13  12/29/14     2,881,422
   3,000,000 FHLB Series RF-07                                 6.75  08/15/07     3,049,110
   1,869,154 FHLB Series TQ-2015-A                             5.07  10/20/15     1,792,145
   2,500,000 FHLB Series WJ-11                                 4.00  12/19/11     2,331,447
   2,346,346 FHLB Series 00-0606-Y                             5.27  12/28/12     2,317,908
                                                                              -------------
                                                                                 14,347,268
                                                                              -------------
MORTGAGE BACKED SECURITIES - 42.0%
   1,934,452 FHLMC Pool # 1B0889+                              4.52  05/01/33     1,885,921
   4,068,342 FHLMC Pool # 1J0203+                              5.22  04/01/35     4,025,037
   2,485,573 FHLMC Pool # A40782                               5.00  12/01/35     2,332,509
      29,680 FHLMC Pool # C00210                               8.00  01/01/23        31,515
     217,243 FHLMC Pool # E20099                               6.50  05/01/09       218,998
   1,973,977 FHLMC Pool # E93051                               5.50  12/01/17     1,948,443
       9,427 FHLMC Pool # G10049                               8.00  10/01/07         9,532
     168,945 FHLMC Pool # G10543                               6.00  06/01/11       169,714
     158,881 FHLMC Pool # G10682                               7.50  06/01/12       164,014
     143,912 FHLMC Pool # G10690                               7.00  07/01/12       147,738

See Notes to Financial Statements.
BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006

Face Amount                        Security Description                       Rate  Maturity     Value
-----------                        --------------------                       ----  --------     -----
MORTGAGE BACKED SECURITIES
$  6,132,055 FHLMC Pool # G11649                                              4.50% 02/01/20 $   5,810,150
   1,807,785 FHLMC Pool # M80814                                              5.00  05/01/10     1,773,861
   1,827,777 FHLMC Pool # M80931                                              5.50  08/01/11     1,808,520
   1,691,154 FHLMC Pool # M90831                                              4.00  08/01/08     1,639,069
     843,639 FHLMC Pool # M90747                                              5.50  08/01/07       843,971
   2,543,046 FHLMC Series 2782-PA                                             4.00  11/15/33     2,333,082
   3,925,014 FHLMC Series R005-VA                                             5.50  03/15/16     3,869,803
     614,894 FNMA Pool # 254089                                               6.00  12/01/16       619,276
      71,074 FNMA Pool # 326570                                               7.00  02/01/08        71,349
     113,722 FNMA Pool # 409589                                               9.50  11/01/15       121,612
     439,731 FNMA Pool # 433646                                               6.00  10/01/13       442,447
     263,674 FNMA Pool # 539082                                               7.00  08/01/28       270,937
      40,706 FNMA Pool # 572448                                               7.00  03/01/27        41,833
     462,455 FNMA Pool # 625536                                               6.00  01/01/32       458,674
     321,343 FNMA Pool # 628837                                               6.50  03/01/32       325,175
   1,719,492 FNMA Pool # 663238                                               5.50  09/01/32     1,663,400
   2,300,258 FNMA Pool # 725544                                               5.50  12/01/17     2,272,674
     580,309 FNMA Pool # 741373+                                              4.19  12/01/33       568,975
     877,818 FNMA Pool # 744805+                                              4.46  11/01/33       846,374
   1,103,073 FNMA Pool # 764342+                                              3.98  02/01/34     1,064,371
   1,618,805 FNMA Pool # 805440                                               7.00  11/01/34     1,659,535
   7,481,095 FNMA Pool # 831413                                               5.50  04/01/36     7,207,072
   1,688,550 FNMA Pool # 848817                                               5.00  01/01/36     1,585,495
   4,779,583 FNMA Pool # 866920+                                              5.40  02/01/36     4,745,042
     118,672 GNMA Pool # 487110                                               6.50  04/15/29       121,173
      16,311 GNMA Pool # 571166                                               7.00  08/15/31        16,866
     196,425 GNMA Pool # 781186                                               9.00  06/15/30       213,438
                                                                                             -------------
                                                                                                53,327,595
                                                                                             -------------
 Principal
 ---------                                  -                                  -       -           -
US TREASURY SECURITIES - 10.9%
$  4,330,000 US Treasury Inflation Index                                      2.00  01/15/14     4,548,057
  10,000,000 US Treasury Note                                                 4.25  08/15/15     9,362,510
                                                                                             -------------
                                                                                                13,910,567
                                                                                             -------------
Total US Government & Agency Obligations (Cost $85,780,568)                                     83,613,698
                                                                                             -------------
SHORT-TERM INVESTMENTS - 8.8%
CERTIFICATE OF DEPOSIT - 2.3%
   3,000,000 Deutsche Bank+ (Cost $3,000,000)                                 5.14  04/05/07     3,000,000
                                                                                             -------------
  Shares
  ------                                    -                                  -       -           -
MONEY MARKET FUND - 6.5%
   8,235,655 Citi/SM/ Institutional Liquid Reserves Class A (Cost $8,235,655)                    8,235,655
                                                                                             -------------
Total Short-Term Investments (Cost $11,235,655)                                                 11,235,655
                                                                                             -------------
Total Investments - 102.2% Cost ($133,045,548)*                                              $ 129,866,843
Other Assets and Liabilities, Net - (2.2)%                                                      (2,777,393)
                                                                                             -------------
NET ASSETS - 100.0%                                                                          $ 127,089,450
                                                                                             =============

See Notes to Financial Statements.
BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006

                 FFCB  Federal Farm Credit Bank
                 FHLB  Federal Home Loan Bank
                 FHLMC Federal Home Loan Mortgage Corporation
                 FNMA  Federal National Mortgage Association
                 GNMA  Government National Mortgage Association
                 MTN   Medium Term Note

+Variable rate security.
*Cost for Federal income tax purposes is $133,045,548 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $   148,100
            Gross Unrealized Depreciation               (3,326,805)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $(3,178,705)
                                                       ===========

PORTFOLIO HOLDINGS
% of Total Investments

                   Asset Backed Securities              4.4%
                   Corporate Bonds & Notes             22.6%
                   US Government & Agency Obligations  64.4%
                   Certificate of Deposit               2.3%
                   Money Market Fund                    6.3%
                                                      -----
                                                      100.0%
                                                      =====

See Notes to Financial Statements.
                      [THIS PAGE INTENTIONALLY LEFT BLANK]
STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2006

                                                                         BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
                                                                         GROWTH EQUITY   VALUE EQUITY    SMALL-CAP
                                                                              FUND           FUND       GROWTH FUND
                                                                         -------------- -------------- --------------
ASSETS
  Investments:
   Total investments, at cost                                             $48,153,387    $152,776,698   $108,697,651
   Net unrealized appreciation (depreciation)                               6,425,918       9,148,625     28,056,506
                                                                          -----------    ------------   ------------
    Total investments, at market value                                     54,579,305     161,925,323    136,754,157
  Cash                                                                             --              --             --
  Foreign currency (Cost $12,191)                                                  --              --             --
  Receivables:
   Investment securities sold                                                 396,990         770,258             --
   Securities lending                                                              --              --             --
   Fund shares sold                                                           133,940         639,436         87,000
   Interest and dividends                                                      51,193         670,282         19,550
   From investment advisor                                                      2,363           2,401          2,113
   Other                                                                           --              --             --
  Prepaid expenses                                                              1,547          16,066         12,830
                                                                          -----------    ------------   ------------
Total Assets                                                               55,165,338     164,023,766    136,875,650
                                                                          -----------    ------------   ------------
LIABILITIES
  Payables:
   Investment securities purchased                                            278,076       3,426,687        123,544
   Collateral on securities lending                                                --              --             --
   Fund shares redeemed                                                        43,243              --             --
   Due to custodian                                                                --              --             --
   Dividends                                                                       --              --             --
  Accrued Liabilities:
   Payables to investment advisor                                              36,300         107,645        124,137
   Custodian fees                                                               1,160           1,860          2,431
   Compliance services fees                                                       443           1,085            994
   Trustees' fees and expenses                                                     43             126            106
   Other expenses                                                              43,520          60,550         61,320
                                                                          -----------    ------------   ------------
Total Liabilities                                                             402,785       3,597,953        312,532
                                                                          -----------    ------------   ------------
NET ASSETS                                                                $54,762,553    $160,425,813   $136,563,118
                                                                          ===========    ============   ============
COMPONENTS OF NET ASSETS
  Paid-in capital                                                         $55,635,654    $144,954,157   $131,754,583
  Accumulated undistributed (distributions in excess of) net investment
   income                                                                          --         634,230             --
  Accumulated net realized gain (loss)                                     (7,299,019)      5,688,801    (23,247,971)
  Unrealized appreciation (depreciation)                                    6,425,918       9,148,625     28,056,506
                                                                          -----------    ------------   ------------
NET ASSETS                                                                $54,762,553    $160,425,813   $136,563,118
                                                                          ===========    ============   ============
COMPUTATION OF NET ASSET VALUE AND OFFERING
 PRICE PER SHARE
  Institutional Shares:
   Net assets                                                             $52,937,660    $158,305,442   $122,210,722
   Shares outstanding                                                       5,899,311      11,563,426     10,740,921
   Net asset value per share                                              $      8.97    $      13.69   $      11.38
  A Shares:
   Net assets                                                             $ 1,824,893    $  2,120,371   $    370,548
   Shares outstanding                                                         203,223         155,010         32,584
   Net asset value per share                                              $      8.98    $      13.68   $      11.37
   Maximum offering price per share                                       $      9.31    $      14.18   $      11.78
  D Shares:
   Net assets                                                             $        --    $         --   $ 13,981,848
   Shares outstanding                                                              --              --        657,045
   Net asset value per share                                              $        --    $         --   $      21.28

See Notes to Financial Statements.
STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2006

BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
  SMALL-CAP     OPPORTUNITY   INTERNATIONAL   REAL ESTATE   MARYLAND BOND   INTERMEDIATE
  VALUE FUND        FUND           FUND           FUND           FUND       INCOME FUND
-------------- -------------- -------------- -------------- -------------- --------------
 $101,949,116  $  17,732,405   $259,298,549   $16,872,792    $81,661,413    $133,045,548
   12,002,745        881,895     53,995,157     4,510,442       (408,815)     (3,178,705)
 ------------  -------------   ------------   -----------    -----------    ------------
  113,951,861     18,614,300    313,293,706    21,383,234     81,252,598     129,866,843
           --             --        228,889            --             --              --
           --             --         13,073            --             --              --
      218,873             --         27,856            --             --         116,391
           --             --         59,606            --             --              --
       88,998             --        308,500        10,000             --          44,384
       72,765          4,507      1,379,801        22,696      1,135,366       1,084,534
        2,052             --             --            --             --              --
           --          6,762             --            --             --           5,712
        6,326         79,816         13,679         6,026          4,134           6,582
 ------------  -------------   ------------   -----------    -----------    ------------
  114,340,875     18,705,385    315,325,110    21,421,956     82,392,098     131,124,446
 ------------  -------------   ------------   -----------    -----------    ------------
           --             --             --            --             --              --
           --             --     24,398,434            --             --              --
           --          4,926         18,000            --             --       1,136,198
           --             --      2,777,228            --             --       2,393,165
           --             --             --            --        184,243         399,762
      103,247         15,094        323,149        14,426         37,477          42,781
        1,969            717             --           675          1,112           3,232
        1,144            228          1,629           243            666             959
           90             14            226            17             65             104
       52,927         34,019         96,769        36,811         50,057          58,795
 ------------  -------------   ------------   -----------    -----------    ------------
      159,377         54,998     27,615,435        52,172        273,620       4,034,996
 ------------  -------------   ------------   -----------    -----------    ------------
 $114,181,498  $  18,650,387   $287,709,675   $21,369,784    $82,118,478    $127,089,450
 ============  =============   ============   ===========    ===========    ============
 $ 96,175,138  $ 146,509,118   $222,284,963   $16,670,671    $82,527,913    $131,888,902
           --             --      1,259,374      (413,714)            12         237,801
    6,003,615   (128,740,626)    10,124,607       602,385           (632)     (1,858,548)
   12,002,745        881,895     54,040,731     4,510,442       (408,815)     (3,178,705)
 ------------  -------------   ------------   -----------    -----------    ------------
 $114,181,498  $  18,650,387   $287,709,675   $21,369,784    $82,118,478    $127,089,450
 ============  =============   ============   ===========    ===========    ============
 $113,998,903  $  18,650,387   $287,709,503   $21,369,784    $82,118,478    $111,564,109
    8,091,124      1,486,350     18,438,672     1,625,540      7,986,059      10,773,667
 $      14.09  $       12.55   $      15.60   $     13.15    $     10.28    $      10.36
 $    182,595  $          --   $         --   $        --    $        --    $ 15,525,341
       12,970             --             --            --             --       1,524,191
 $      14.08  $          --   $         --   $        --    $        --    $      10.19
 $      14.59  $          --   $         --   $        --    $        --    $      10.35
 $         --  $          --   $         --   $        --    $        --    $         --
           --             --             --            --             --              --
 $         --  $          --   $         --   $        --    $        --    $         --

See Notes to Financial Statements.
STATEMENTS OF OPERATIONS
YEAR ENDED MAY 31, 2006

                                                            BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
                                                            GROWTH EQUITY   VALUE EQUITY    SMALL-CAP
                                                                 FUND           FUND       GROWTH FUND
                                                            -------------- -------------- --------------
INVESTMENT INCOME
  Dividend income                                             $  475,917    $ 3,539,606    $    298,471
  Less: foreign taxes withheld                                        --        (36,571)             --
  Interest income                                                     --             --          17,760
  Securities lending income                                           --             --              --
                                                              ----------    -----------    ------------
Total Investment Income                                          475,917      3,503,035         316,231
                                                              ----------    -----------    ------------
EXPENSES
  Investment advisor fees                                        371,178      1,053,723       1,323,158
  Administrator fees                                              51,139        145,211         136,805
  Transfer agent fees:
    Institutional Shares                                           3,786          5,884          10,471
    A Shares                                                         236            534             314
    D Shares                                                          --             --          27,040
  Shareholder service fees:
    Institutional Shares                                           9,780         27,738          23,255
  Distribution fees:
    A Shares                                                         199            362             105
    D Shares                                                          --             --          38,853
  Custodian fees                                                  13,089         20,092          28,149
  Accountant fees                                                  7,388         14,653          18,269
  Registration fees                                               17,004         21,249          24,824
  Professional fees                                               51,943         55,537          54,916
  Trustees' fees and expenses                                      3,324          9,435           8,880
  Compliance services fees                                         7,635         12,471          12,031
  Miscellaneous expenses                                          15,827         30,593          30,439
                                                              ----------    -----------    ------------
Total Expenses                                                   552,528      1,397,482       1,737,509
  Fees waived and expenses reimbursed                            (10,580)       (11,740)        (14,402)
                                                              ----------    -----------    ------------
Net Expenses                                                     541,948      1,385,742       1,723,107
                                                              ----------    -----------    ------------
NET INVESTMENT INCOME (LOSS)                                     (66,031)     2,117,293      (1,406,876)
                                                              ----------    -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:
    Investments                                                1,152,974      7,314,539      27,016,730
    Foreign currency transactions                                     --             --              --
    Net increase from reimbursement by affiliate for
     brokerage commissions                                            --             --              --
                                                              ----------    -----------    ------------
  Net realized gain (loss)                                     1,152,974      7,314,539      27,016,730
  Net change in unrealized appreciation (depreciation) on:
    Investments                                                1,402,536      1,278,157     (13,369,548)
    Foreign currency translations                                     --             --              --
                                                              ----------    -----------    ------------
  Net change in unrealized appreciation (depreciation)         1,402,536      1,278,157     (13,369,548)
                                                              ----------    -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                        2,555,510      8,592,696      13,647,182
                                                              ----------    -----------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                                   $2,489,479    $10,709,989    $ 12,240,306
                                                              ==========    ===========    ============

See Notes to Financial Statements.
STATEMENTS OF OPERATIONS
YEAR ENDED MAY 31, 2006

BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
  SMALL-CAP     OPPORTUNITY   INTERNATIONAL   REAL ESTATE   MARYLAND BOND   INTERMEDIATE
  VALUE FUND        FUND           FUND           FUND           FUND       INCOME FUND
-------------- -------------- -------------- -------------- -------------- --------------
 $ 1,798,357    $     69,161   $ 5,955,044     $  563,867    $    54,650    $   376,429
      (3,218)             --      (441,651)            --             --         (1,348)
          --              15        59,076             --      2,747,729      5,381,635
          --              --        61,414             --             --             --
 -----------    ------------   -----------     ----------    -----------    -----------
   1,795,139          69,176     5,633,883        563,867      2,802,379      5,756,716
 -----------    ------------   -----------     ----------    -----------    -----------
   1,017,097         259,170     2,491,474        153,397        385,931        429,664
     105,791           8,156       245,531         21,256         79,920        126,919
       5,432          13,649         5,677          2,046          2,594          8,493
         368              --            --             --             --         16,272
          --              --            --             --             --             --
      19,445           1,127        53,276          3,973         15,283         20,667
          25              --            --             --             --         39,343
          --              --            --             --             --             --
      23,263           3,658       107,879          7,783         13,706         20,289
      11,679           1,249        49,369          5,180          9,314         18,734
      20,557           2,518        24,533         13,124          4,648         15,528
      52,344          30,764        55,665         50,675         49,616         47,859
       6,578             348        15,414          1,384          5,294          8,280
      15,396           1,855        23,771          4,553          9,110         11,529
      24,602          28,023        53,479         10,676         44,868         39,340
 -----------    ------------   -----------     ----------    -----------    -----------
   1,302,577         350,517     3,126,068        274,047        620,284        802,917
     (16,683)        (50,000)      (12,263)       (19,463)        (5,189)        (6,105)
 -----------    ------------   -----------     ----------    -----------    -----------
   1,285,894         300,517     3,113,805        254,584        615,095        796,812
 -----------    ------------   -----------     ----------    -----------    -----------
     509,245        (231,341)    2,520,078        309,283      2,187,284      4,959,904
 -----------    ------------   -----------     ----------    -----------    -----------
   8,974,113     (32,533,743)   17,193,685        940,826           (603)      (580,418)
          --              --      (278,931)            --             --             --
          --         542,900            --             --             --             --
 -----------    ------------   -----------     ----------    -----------    -----------
   8,974,113     (31,990,843)   16,914,754        940,826           (603)      (580,418)
   4,364,767      32,556,285    36,967,291      1,693,056     (1,717,888)    (4,063,604)
          --              --        45,574             --             --             --
 -----------    ------------   -----------     ----------    -----------    -----------
   4,364,767      32,556,285    37,012,865      1,693,056     (1,717,888)    (4,063,604)
 -----------    ------------   -----------     ----------    -----------    -----------
  13,338,880         565,442    53,927,619      2,633,882     (1,718,491)    (4,644,022)
 -----------    ------------   -----------     ----------    -----------    -----------
 $13,848,125    $    334,101   $56,447,697     $2,943,165    $   468,793    $   315,882
 ===========    ============   ===========     ==========    ===========    ===========

See Notes to Financial Statements.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    BROWN ADVISORY
                                                                                  GROWTH EQUITY FUND
                                                                               ------------------------
                                                                                YEAR ENDED   YEAR ENDED
                                                                               MAY 31, 2006 MAY 31, 2005
                                                                               ------------ ------------
OPERATIONS
  Net investment income (loss)                                                 $   (66,031) $   181,745
  Net realized gain (loss)                                                       1,152,974    1,105,813
  Net change in unrealized appreciation (depreciation)                           1,402,536     (233,468)
                                                                               -----------  -----------
  Increase (Decrease) in Net Assets from Operations                              2,489,479    1,054,090
                                                                               -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Institutional Shares                                                                --     (182,306)
                                                                               -----------  -----------
Total Distributions to Shareholders                                                     --     (182,306)
                                                                               -----------  -----------
CAPITAL SHARE TRANSACTIONS Sale of shares:
    Institutional Shares                                                        13,279,345    8,644,270
    A Shares                                                                     1,819,210           --
  Reinvestment of distributions:
    Institutional Shares                                                                --       15,694
    A Shares                                                                            --           --
  Redemption of shares:
    Institutional Shares                                                        (7,113,700)  (9,952,902)
    A Shares                                                                            --           --
                                                                               -----------  -----------
Increase (Decrease) from Capital Share Transactions                              7,984,855   (1,292,938)
                                                                               -----------  -----------
Increase (Decrease) in Net Assets                                               10,474,334     (421,154)
NET ASSETS
  Beginning of period                                                           44,288,219   44,709,373
                                                                               -----------  -----------
  End of period*                                                               $54,762,553  $44,288,219
                                                                               ===========  ===========
* Accumulated undistributed (distributions in excess of) net investment income $        --  $        --
                                                                               -----------  -----------

See Notes to Financial Statements.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     BROWN ADVISORY
                                                                                    VALUE EQUITY FUND
                                                                               --------------------------
                                                                                YEAR ENDED    YEAR ENDED
                                                                               MAY 31, 2006  MAY 31, 2005
                                                                               ------------  ------------
OPERATIONS
  Net investment income (loss)                                                 $  2,117,293  $  1,212,170
  Net realized gain (loss)                                                        7,314,539     9,273,100
  Net change in unrealized appreciation (depreciation)                            1,278,157      (109,047)
                                                                               ------------  ------------
  Increase (Decrease) in Net Assets from Operations                              10,709,989    10,376,223
                                                                               ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Institutional Shares                                                         (1,785,856)   (1,048,121)
    A Shares                                                                             --            --
  Net realized gain:
    Institutional Shares                                                         (8,448,097)   (6,851,884)
    A Shares                                                                             --            --
                                                                               ------------  ------------
Total Distributions to Shareholders                                             (10,233,953)   (7,900,005)
                                                                               ------------  ------------
CAPITAL SHARE TRANSACTIONS Sale of shares:
    Institutional Shares                                                         45,836,965    48,665,817
    A Shares                                                                      2,130,637            --
  Reinvestment of distributions:
    Institutional Shares                                                          8,496,462     6,872,144
    A Shares                                                                             --            --
  Redemption of shares:
    Institutional Shares                                                        (29,968,691)  (19,676,627)
    A Shares                                                                             --            --
                                                                               ------------  ------------
Increase (Decrease) from Capital Share Transactions                              26,495,373    35,861,334
                                                                               ------------  ------------
Increase (Decrease) in Net Assets                                                26,971,409    38,337,552
NET ASSETS
  Beginning of period                                                           133,454,404    95,116,852
                                                                               ------------  ------------
  End of period*                                                               $160,425,813  $133,454,404
                                                                               ============  ============
* Accumulated undistributed (distributions in excess of) net investment income $    634,230  $    302,793
                                                                               ------------  ------------

See Notes to Financial Statements.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     BROWN ADVISORY
                                                                                  SMALL-CAP GROWTH FUND
                                                                               --------------------------
                                                                                YEAR ENDED    YEAR ENDED
                                                                               MAY 31, 2006  MAY 31, 2005
                                                                               ------------  ------------
OPERATIONS
  Net investment income (loss)                                                 $ (1,406,876) $ (1,505,367)
  Net realized gain (loss)                                                       27,016,730     4,849,035
  Net change in unrealized appreciation (depreciation)                          (13,369,548)   (1,611,125)
                                                                               ------------  ------------
  Increase (Decrease) in Net Assets from Operations                              12,240,306     1,732,543
                                                                               ------------  ------------
CAPITAL SHARE TRANSACTIONS Sale of shares:
    Institutional Shares                                                         29,791,537    24,112,791
    A Shares                                                                        381,385            --
    D Shares                                                                        235,691       282,588
  Reinvestment of distributions:                                                         --            --
    Institutional shares                                                                 --            --
    D shares                                                                             --            --
  Redemption of shares:
    Institutional Shares                                                        (24,990,380)  (31,636,915)
    A Shares                                                                             --    (4,015,699)
    D Shares                                                                     (3,019,033)           --
  Redemption fees                                                                        --         8,528
                                                                               ------------  ------------
Increase (Decrease) from Capital Share Transactions                               2,399,200   (11,248,707)
                                                                               ------------  ------------
Increase (Decrease) in Net Assets                                                14,639,506    (9,516,164)
NET ASSETS
  Beginning of period                                                           121,923,612   131,439,776
                                                                               ------------  ------------
  End of period*                                                               $136,563,118  $121,923,612
                                                                               ============  ============
* Accumulated undistributed (distributions in excess of) net investment income $         --  $         --
                                                                               ------------  ------------

See Notes to Financial Statements.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     BROWN ADVISORY
                                                                                  SMALL-CAP VALUE FUND
                                                                               -------------------------
                                                                                YEAR ENDED    YEAR ENDED
                                                                               MAY 31, 2006  MAY 31, 2005
                                                                               ------------  ------------
OPERATIONS
  Net investment (income) loss                                                 $    509,245  $   352,456
  Net realized gain (loss)                                                        8,974,113    3,876,286
  Net change in unrealized appreciation (depreciation)                            4,364,767    6,334,341
                                                                               ------------  -----------
  Increase (Decrease) in Net Assets from Operations                              13,848,125   10,563,083
                                                                               ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Institutional Shares                                                           (567,115)    (375,455)
  Net realized gain:
    Institutional Shares                                                         (6,361,400)  (1,469,226)
                                                                               ------------  -----------
Total Distributions to Shareholders                                              (6,928,515)  (1,844,681)
                                                                               ------------  -----------
CAPITAL SHARE TRANSACTIONS Sale of shares:
    Institutional Shares                                                         31,866,352   41,567,426
    A Shares                                                                        184,393           --
  Reinvestment of distributions:
    Institutional Shares                                                          6,369,160    1,492,163
  Redemption of shares:
    Institutional Shares                                                        (16,162,620)  (6,552,504)
  Redemption fees                                                                       359           --
                                                                               ------------  -----------
Increase (Decrease) from Capital Share Transactions                              22,257,644   36,507,085
                                                                               ------------  -----------
Increase (Decrease) in Net Assets                                                29,177,254   45,225,487
NET ASSETS
  Beginning of period                                                            85,004,244   39,778,757
                                                                               ------------  -----------
  End of period*                                                               $114,181,498  $85,004,244
                                                                               ============  ===========
* Accumulated undistributed (distributions in excess of) net investment income $         --  $        --
                                                                               ------------  -----------

See Notes to Financial Statements.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       BROWN ADVISORY
                                                                                      OPPORTUNITY FUND
                                                                               -----------------------------
                                                                                YEAR ENDED      YEAR ENDED
                                                                               MAY 31, 2006  MAY 31, 2005/(A)/
                                                                               ------------  ----------------
OPERATIONS
  Net investment income (loss)                                                 $   (231,341)      (319,997)
  Net realized gain (loss)                                                      (32,533,743)    (1,170,620)
  Net increase from reimbursement by affiliate for brokerage commissions            542,900             --
  Net change in unrealized appreciation (depreciation)                           32,556,285      1,129,610
                                                                               ------------    -----------
  Increase (Decrease) in Net Assets from Operations                                 334,101       (361,007)
                                                                               ------------    -----------
CAPITAL SHARE TRANSACTIONS Sale of shares:
    Institutional Shares                                                          6,302,148        289,248
  Redemption of shares:
    Institutional Shares                                                         (8,428,168)    (9,235,455)
  Redemption fees                                                                     1,090          1,424
                                                                               ------------    -----------
Increase (Decrease) from Capital Share Transactions                              (2,124,930)    (8,944,783)
                                                                               ------------    -----------
Increase (Decrease) in Net Assets                                                (1,790,829)    (9,305,790)
NET ASSETS
    Beginning of period                                                          20,441,216     29,747,006
                                                                               ------------    -----------
    End of period*                                                             $ 18,650,387    $20,441,216
                                                                               ============    ===========
* Accumulated undistributed (distributions in excess of) net investment income $         --           (386)
                                                                               ------------    -----------

---------------------
/(a)/Audited by other auditors.
See Notes to Financial Statements.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     BROWN ADVISORY
                                                                                   INTERNATIONAL FUND
                                                                               --------------------------
                                                                                YEAR ENDED    YEAR ENDED
                                                                               MAY 31, 2006  MAY 31, 2005
                                                                               ------------  ------------
OPERATIONS
  Net investment income (loss)                                                 $  2,520,078  $  2,428,629
  Net realized gain (loss)                                                       16,914,754    11,492,271
  Net change in unrealized appreciation (depreciation)                           37,012,865       528,683
                                                                               ------------  ------------
  Increase (Decrease) in Net Assets from Operations                              56,447,697    14,449,583
                                                                               ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Institutional Shares                                                         (1,976,782)   (1,952,958)
  Net realized gain:
    Institutional Shares                                                        (10,769,635)  (19,389,489)
                                                                               ------------  ------------
Total Distributions to Shareholders                                             (12,746,417)  (21,342,447)
                                                                               ------------  ------------
CAPITAL SHARE TRANSACTIONS Sale of shares:
    Institutional Shares                                                         59,590,163   101,494,113
  Reinvestment of distributions:
    Institutional Shares                                                         10,724,408    19,364,802
  Redemption of shares:
    Institutional Shares                                                        (21,996,616)  (44,071,149)
                                                                               ------------  ------------
Increase (Decrease) from Capital Share Transactions                              48,317,955    76,787,766
                                                                               ------------  ------------
Increase (Decrease) in Net Assets                                                92,019,235    69,894,902
NET ASSETS
  Beginning of period                                                           195,690,440   125,795,538
                                                                               ------------  ------------
  End of period*                                                               $287,709,675  $195,690,440
                                                                               ============  ============
* Accumulated undistributed (distributions in excess of) net investment income $  1,259,374  $    995,009
                                                                               ------------  ------------

See Notes to Financial Statements.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    BROWN ADVISORY
                                                                                   REAL ESTATE FUND
                                                                               ------------------------
                                                                                YEAR ENDED   YEAR ENDED
                                                                               MAY 31, 2006 MAY 31, 2005
                                                                               ------------ ------------
OPERATIONS
  Net investment (income) loss                                                 $   309,283  $   537,502
  Net realized gain (loss)                                                         940,826      116,416
  Net change in unrealized appreciation (depreciation)                           1,693,056    3,015,360
                                                                               -----------  -----------
  Increase (Decrease) in Net Assets from Operations                              2,943,165    3,669,278
                                                                               -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Institutional Shares                                                          (722,997)    (664,740)
  Net realized gain:
    Institutional Shares                                                          (319,067)          --
  Return of Capital                                                                     --     (114,432)
                                                                               -----------  -----------
Total Distributions to Shareholders                                             (1,042,064)    (779,172)
                                                                               -----------  -----------
CAPITAL SHARE TRANSACTIONS Sale of shares:
    Institutional Shares                                                         3,850,268    6,360,003
  Reinvestment of distributions:
    Institutional Shares                                                           352,747       25,186
  Redemption of shares:
    Institutional Shares                                                        (4,987,048)  (2,883,087)
                                                                               -----------  -----------
Increase (Decrease) from Capital Share Transactions                               (784,033)   3,502,102
                                                                               -----------  -----------
Increase (Decrease) in Net Assets                                                1,117,068    6,392,208
NET ASSETS
  Beginning of period                                                           20,252,716   13,860,508
                                                                               -----------  -----------
  End of period*                                                               $21,369,784  $20,252,716
                                                                               ===========  ===========
* Accumulated undistributed (distributions in excess of) net investment income $  (413,714) $        --
                                                                               -----------  -----------

See Notes to Financial Statements.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     BROWN ADVISORY
                                                                                   MARYLAND BOND FUND
                                                                               --------------------------
                                                                                YEAR ENDED    YEAR ENDED
                                                                               MAY 31, 2006  MAY 31, 2005
                                                                               ------------  ------------
OPERATIONS
  Net investment income (loss)                                                 $  2,187,284  $  2,031,971
  Net realized gain (loss) on investments                                              (603)       16,682
  Net change in unrealized appreciation (depreciation) on investments            (1,717,888)      457,900
                                                                               ------------  ------------
  Increase (Decrease) in Net Assets from Operations                                 468,793     2,506,553
                                                                               ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Institutional Shares                                                         (2,187,284)   (2,032,033)
  Net realized gain:
    Institutional Shares                                                            (16,721)      (32,371)
                                                                               ------------  ------------
Total Distributions to Shareholders                                              (2,204,005)   (2,064,404)
                                                                               ------------  ------------
CAPITAL SHARE TRANSACTIONS Sale of shares:
    Institutional Shares                                                         35,018,110    24,902,322
  Reinvestment of distributions:
    Institutional Shares                                                            143,381       175,811
  Redemption of shares:
    Institutional Shares                                                        (25,288,660)  (21,368,707)
                                                                               ------------  ------------
Increase (Decrease) from Capital Share Transactions                               9,872,831     3,709,426
                                                                               ------------  ------------
Increase (Decrease) in Net Assets                                                 8,137,619     4,151,575
NET ASSETS
  Beginning of period                                                            73,980,859    69,829,284
                                                                               ------------  ------------
  End of period*                                                               $ 82,118,478  $ 73,980,859
                                                                               ============  ============
* Accumulated undistributed (distributions in excess of) net investment income $         12  $         26
                                                                               ------------  ------------

See Notes to Financial Statements.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     BROWN ADVISORY
                                                                                INTERMEDIATE INCOME FUND
                                                                               --------------------------
                                                                                YEAR ENDED    YEAR ENDED
                                                                               MAY 31, 2006  MAY 31, 2005
                                                                               ------------  ------------
OPERATIONS
  Net investment income (loss)                                                 $  4,959,904  $  3,695,435
  Net realized gain (loss) on investments                                          (580,418)      122,531
  Net change in unrealized appreciation (depreciation) on investments            (4,063,604)      271,081
                                                                               ------------  ------------
  Increase (Decrease) in Net Assets from Operations                                 315,882     4,089,047
                                                                               ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Institutional Shares                                                         (4,523,220)   (3,171,920)
    A Shares                                                                       (611,028)     (652,989)
                                                                               ------------  ------------
Total Distributions to Shareholders                                              (5,134,248)   (3,824,909)
                                                                               ------------  ------------
CAPITAL SHARE TRANSACTIONS Sale of shares:
    Institutional Shares                                                         55,205,235    46,058,048
    A Shares                                                                      1,787,799       871,311
  Reinvestment of distributions:
    Institutional Shares                                                            316,102       193,287
    A Shares                                                                        433,353       478,121
  Redemption of shares:
    Institutional Shares                                                        (36,245,207)  (19,197,709)
    A Shares                                                                     (2,901,748)   (3,582,519)
  Redemption fees                                                                     5,712            --
                                                                               ------------  ------------
Increase (Decrease) from Capital Share Transactions                              18,601,246    24,820,539
                                                                               ------------  ------------
Increase (Decrease) in Net Assets                                                13,782,880    25,084,677
NET ASSETS
  Beginning of period                                                           113,306,570    88,221,893
                                                                               ------------  ------------
  End of period*                                                               $127,089,450  $113,306,570
                                                                               ============  ============
* Accumulated undistributed (distributions in excess of) net investment income $    237,801  $    174,438
                                                                               ------------  ------------

See Notes to Financial Statements.
                      [THIS PAGE INTENTIONALLY LEFT BLANK]
FINANCIAL HIGHLIGHTS
These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                                   Selected Data For A Single Share
                                --------------------------------------------------------------------------------------------
                                                                                          Distributions
                                                                                --------------------------------
                                Net Asset    Net            Net                                         Total
                                  Value   Investment    Realized and Total from  From Net  From Net Distributions
                                Beginning   Income       Unrealized  Investment Investment Realized      to       Redemption
                                of Period   (Loss)      Gain (Loss)  Operations   Income    Gains   Shareholders   Fees (b)
------------------------------  --------- ----------    ------------ ---------- ---------- -------- ------------- ----------
BROWN ADVISORY GROWTH EQUITY FUND
Year Ended
May 31, 2006
  Institutional Shares           $ 8.50     (0.01)(b)       0.48        0.47         --        --          --         --
  A Shares (f)                     8.94        --(b)(g)     0.04        0.04         --        --          --         --
May 31, 2005
  Institutional Shares             8.33      0.03(b)        0.17        0.20      (0.03)       --       (0.03)        --
May 31, 2004
  Institutional Shares (h)         7.22        --(g)        1.12        1.12      (0.01)       --       (0.01)        --(g)
May 31, 2003
  Institutional Shares (i)         7.58      0.03          (0.35)      (0.32)     (0.04)       --       (0.04)        --
  A Shares (h)                     6.96        --           0.25        0.25         --        --          --         --
May 31, 2002
  Institutional Shares (i)         9.40      0.04          (1.82)      (1.78)     (0.04)       --       (0.04)        --
-----------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
May 31, 2006
  Institutional Shares           $13.66      0.21(b)        0.88        1.09      (0.17)    (0.89)      (1.06)        --
  A Shares (f)                    13.96      0.05(b)       (0.33)      (0.28)        --        --          --         --
May 31, 2005
  Institutional Shares            13.44      0.14(b)        1.00        1.14      (0.12)    (0.80)      (0.92)        --
May 31, 2004 (j)
  Institutional Shares            12.86      0.04           0.56        0.60      (0.02)       --       (0.02)        --(g)
December 31, 2003
  Institutional Shares (f) (k)    10.00      0.07           3.38        3.45      (0.07)    (0.52)      (0.59)        --
-----------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year Ended
May 31, 2006
  Institutional Shares           $10.32     (0.11)(b)       1.17        1.06         --        --          --         --
  A Shares (f) (l)                12.11     (0.02)(b)      (0.72)      (0.74)        --        --          --         --
  D Shares                        19.38     (0.31)(b)       2.21        1.90         --        --          --         --
May 31, 2005
  Institutional Shares            10.11     (0.12)(b)       0.33        0.21         --        --          --         --(g)
  A Shares                        19.09     (0.28)(b)       0.57        0.29         --        --          --         --(g)
May 31, 2004
  Institutional Shares             7.99     (0.14)          2.26        2.12         --        --          --         --(g)
  A Shares (m)                    15.06     (0.30)          4.33        4.03         --        --          --         --
May 31, 2003
  Institutional Shares (n)         8.26     (0.09)         (0.18)      (0.27)        --        --          --         --(g)
  A Shares (f)                    11.18     (0.18)          4.06        3.88         --        --          --         --
  B Shares (m)                    10.56     (0.17)          3.79        3.62         --        --          --         --
May 31, 2002
  Institutional Shares (n)        11.67     (0.10)         (3.31)      (3.41)        --        --          --         --
-----------------------------------------------------------------------------------------------------------------------------

                                ----------
                                Net Asset
                                  Value
                                 End of
                                 Period
------------------------------  ---------
BROWN ADVISORY GROWTH EQUITY FUND
Year Ended
May 31, 2006
  Institutional Shares           $ 8.97
  A Shares (f)                     8.98
May 31, 2005
  Institutional Shares             8.50
May 31, 2004
  Institutional Shares (h)         8.33
May 31, 2003
                          Institutional Shares (i) 7.22
                                A Shares (h) 7.21
May 31, 2002
  Institutional Shares (i)         7.58
-----------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
May 31, 2006
  Institutional Shares           $13.69
  A Shares (f)                    13.68
May 31, 2005
  Institutional Shares            13.66
May 31, 2004 (j)
  Institutional Shares            13.44
December 31, 2003
  Institutional Shares (f) (k)    12.86
-----------------------------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year Ended
May 31, 2006
  Institutional Shares           $11.38
  A Shares (f) (l)                11.37
  D Shares                        21.28
May 31, 2005
  Institutional Shares            10.32
  A Shares                        19.38
May 31, 2004
  Institutional Shares            10.11
  A Shares (m)                    19.09
May 31, 2003
  Institutional Shares (n)         7.99
  A Shares (f)                    15.06
  B Shares (m)                    14.18
May 31, 2002
  Institutional Shares (n)         8.26
-----------------------------------------

See Notes to Financial Statements.
FINANCIAL HIGHLIGHTS

                                      Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
                                            Ratios to Average Net Assets (a)
                                     ---------------------------------------------
                      Net Assets at
                           End
                        of Period    Net Investment                                     Portfolio
Total Return (c) (d) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (e) Turnover Rate (d)
-------------------- --------------- -------------- ------------ ------------------ -----------------
         5.53%          $ 52,938         (0.13)%        1.09%            1.11%             38%
         0.45%             1,825         (0.51)%        1.49%            7.00%             38%
         2.45%            44,288          0.41%         0.98%            1.09%             40%
        15.52%            44,709          0.03%         1.00%            1.21%             32%
        (4.16)%           34,067          0.50%         0.73%            1.29%             42%
         3.59%                10          0.14%         1.25%         1477.65%             42%
       (18.96)%           36,273          0.45%         0.47%            1.22%             50%
-----------------------------------------------------------------------------------------------------
         8.26%          $158,306          1.51%         0.99%            0.99%             75%
        (2.01)%            2,120          4.11%         1.56%            4.84%             75%
         8.67%           133,454          1.04%         0.99%            1.03%             78%
         4.69%            95,117          0.82%         1.00%            1.09%             33%
        34.79%            66,555          1.04%         1.00%            1.49%             71%
-----------------------------------------------------------------------------------------------------
        10.27%          $122,211         (1.01)%        1.25%            1.26%             80%
        (6.11)%              370         (1.55)%        1.80%           11.69%             80%
         9.80%            13,982         (1.44)%        1.68%            1.69%             80%
         2.08%           106,643         (1.19)%        1.23%            1.25%             22%
         1.52%            15,281         (1.49)%        1.53%            1.80%             22%
        26.53%           112,594         (1.21)%        1.23%            1.24%             25%
        26.76%            18,846         (1.49)%        1.50%            1.81%             25%
        (3.27)%          103,357         (1.20)%        1.25%            1.28%             33%
        34.70%            16,625         (1.46)%        1.50%            1.95%             33%
        34.28%             1,409         (1.96)%        2.00%            4.95%             33%
       (29.22)%          126,199         (1.17)%        1.24%            1.24%             21%
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.
FINANCIAL HIGHLIGHTS
These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                                        Selected Data For A Single Share
                                --------------------------------------------------------------------------------------------
                                                                                               Distributions
                                                                                -------------------------------------------
                                Net Asset    Net            Net                                                    Total
                                  Value   Investment    Realized and Total from  from Net  from Net    from    Distributions
                                Beginning   Income       Unrealized  Investment Investment Realized  Return of      to
                                of Period   (Loss)      Gain (Loss)  Operations   Income    Gains     Capital  Shareholders
------------------------------  --------- ----------    ------------ ---------- ---------- --------  --------- -------------
BROWN ADVISORY SMALL-CAP VALUE FUND
Year/Period Ended
May 31, 2006
  Institutional Shares (o)       $13.08      0.07(b)        1.94        2.01      (0.09)    (0.91)        --       (1.00)
  A Shares (f)                    14.94      0.00(b)(g)    (0.86)      (0.86)        --        --         --          --
May 31, 2005                      11.31      0.07(b)        2.07        2.14      (0.06)    (0.31)        --       (0.37)
  Institutional Shares (o)       $13.08      0.07(b)        1.94        2.01      (0.09)    (0.91)        --       (1.00)
May 31, 2004                      10.00     (0.01)          1.32        1.31         --        --(g)      --          --
  Institutional Shares (o)       $13.08      0.07(b)        1.94        2.01      (0.09)    (0.91)        --       (1.00)
-----------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY OPPORTUNITY FUND
Year Ended
May 31, 2006
  Institutional Shares           $12.39     (0.16)(b)       0.32        0.16         --        --         --          --
May 31, 2005 (q)(v)               12.49     (0.16)(b)       0.06(r)    (0.10)        --        --         --          --
May 31, 2004 (q)(v)                9.85     (0.22)          2.86        2.64         --        --         --          --
May 31, 2003 (q)(v)               10.20     (0.11)         (0.24)      (0.35)        --        --         --          --
May 31, 2002 (q)(v)               18.62     (0.32)         (8.10)      (8.42)        --        --         --          --
-----------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
Year/Period Ended
May 31, 2006
  Institutional Shares           $12.92      0.15(b)        3.35        3.50      (0.13)    (0.69)        --       (0.82)
May 31, 2005
  Institutional Shares            13.69      0.21(b)        1.34        1.55      (0.19)    (2.13)        --       (2.32)
May 31, 2004
  Institutional Shares (j)        13.48      0.09           0.13        0.22      (0.01)       --         --       (0.01)
December 31, 2003
  Institutional Shares (f) (s)    10.00      0.15           3.96        4.11      (0.17)    (0.46)        --       (0.63)
-----------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY REAL ESTATE FUND
Year/Period Ended
May 31, 2006
  Institutional Shares           $11.97      0.19(b)        1.66        1.85      (0.46)    (0.21)        --       (0.67)
May 31, 2005
  Institutional Shares            10.10      0.34(b)        2.03        2.37      (0.43)       --      (0.07)      (0.50)
May 31, 2004
  Institutional Shares (f)        10.00      0.21           0.03        0.24      (0.14)       --         --       (0.14)
-----------------------------------------------------------------------------------------------------------------------------

                                ---------------------
                                           Net Asset
                                             Value
                                Redemption End of
                                 Fees (b) Period
------------------------------  ---------- ---------
BROWN ADVISORY SMALL-CAP VALUE FUND
Year/Period Ended
May 31, 2006
  Institutional Shares (o)          --(g)   $14.09
  A Shares (f)                      --(g)    14.08
May 31, 2005                        --       13.08
  Institutional Shares (o)          --(g)   $14.09
May 31, 2004                        --(g)    11.31
  Institutional Shares (o)          --(g)   $14.09
----------------------------------------------------
BROWN ADVISORY OPPORTUNITY FUND
Year Ended
May 31, 2006
  Institutional Shares              --      $12.55
May 31, 2005 (q)(v)                 --(g)    12.39
May 31, 2004 (q)(v)                 --(g)    12.49
May 31, 2003 (q)(v)                 --(g)     9.85
May 31, 2002 (q)(v)                 --(g)    10.20
----------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
Year/Period Ended
May 31, 2006
  Institutional Shares              --      $15.60
May 31, 2005
  Institutional Shares              --       12.92
May 31, 2004
  Institutional Shares (j)          --(g)    13.69
December 31, 2003
  Institutional Shares (f) (s)      --(g)    13.48
----------------------------------------------------
BROWN ADVISORY REAL ESTATE FUND
Year/Period Ended
May 31, 2006
  Institutional Shares              --      $13.15
May 31, 2005
  Institutional Shares              --       11.97
May 31, 2004
  Institutional Shares (f)          --(g)    10.10
----------------------------------------------------

See Notes to Financial Statements.
FINANCIAL HIGHLIGHTS

                                      Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
                                            Ratios to Average Net Assets (a)
                                     ---------------------------------------------
                      Net Assets at
                           End
                        of Period    Net Investment                                     Portfolio
Total Return (c) (d) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (e) Turnover Rate (d)
-------------------- --------------- -------------- ------------ ------------------ -----------------
        15.79%          $113,999          0.50%         1.26%           1.28%              48%
        (5.76)%              182         (0.29)%        1.80%          41.84%              48%
        19.09%            85,004          0.58%         1.23%           1.35%              57%
        15.79%          $113,999          0.50%         1.26%           1.28%              48%
        13.13%            39,779         (0.33)%        1.25%           2.04%              33%
        15.79%          $113,999          0.50%         1.26%           1.28%              48%
-----------------------------------------------------------------------------------------------------
         1.29%(p)       $ 18,650         (1.15)%        1.50%           1.75%              96%
        (0.80)%           20,442         (1.31)%        1.50%           1.50%              16%
        26.80%            29,747         (1.48)%        1.50%           1.50%              61%
        (3.43)%           31,648         (1.43)%        1.50%           1.50%              51%
       (45.22)%           36,632         (1.33)%        1.50%           1.50%              26%
-----------------------------------------------------------------------------------------------------
        27.89%          $287,710          1.06%         1.31%           1.31%              35%
        11.44%           195,690          1.56%         1.33%           1.36%              78%
         1.63%           125,796          1.51%         1.25%           1.30%              39%
        41.77%           119,655          1.35%         1.25%           1.37%              66%
-----------------------------------------------------------------------------------------------------
        15.76%          $ 21,370          1.51%         1.24%           1.34%              45%
        23.88%            20,253          3.05%         0.98%           1.47%              10%
         2.34%            13,861          5.23%         1.00%           4.52%              15%
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.
FINANCIAL HIGHLIGHTS
These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                             Selected Data For A Single Share
                            ---------------------------------------------------------------------------------------------------
                                                                                   Distributions
                                                                         --------------------------------
                            Net Asset    Net     Net Realized                                    Total                Net Asset
                              Value   Investment     and      Total from  from Net  from Net Distributions              Value
                            Beginning   Income    Unrealized  Investment Investment Realized      to       Redemption  End of
                            of Period   (Loss)   Gain (Loss)  Operations   Income    Gains   Shareholders   Fees (b)   Period
--------------------------  --------- ---------- ------------ ---------- ---------- -------- ------------- ---------- ---------
BROWN ADVISORY MARYLAND BOND FUND
Year Ended
May 31, 2006
  Institutional Shares       $10.51      0.29(b)    (0.23)       0.06      (0.29)      --        (0.29)        --      $10.28
May 31, 2005
  Institutional Shares        10.44      0.30(b)     0.07        0.37      (0.30)      --(g)     (0.30)        --       10.51
May 31, 2004
  Institutional Shares (t)    10.85      0.29       (0.41)      (0.12)     (0.29)      --        (0.29)        --       10.44
May 31, 2003
  Institutional Shares (u)    10.29      0.34        0.56        0.90      (0.34)      --        (0.34)        --       10.85
  A Shares (t)                10.64      0.03        0.21        0.24      (0.03)      --        (0.03)        --       10.85
May 31, 2002
  Institutional Shares (u)    10.12      0.40        0.17        0.57      (0.40)      --        (0.40)        --       10.29
-------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERMEDIATE INCOME FUND
Year/Period Ended
May 31, 2006
  Institutional Shares       $10.76      0.43(b)    (0.39)       0.04      (0.44)      --        (0.44)        --(g)   $10.36
  A Shares                    10.59      0.39(b)    (0.38)       0.01      (0.41)      --        (0.41)        --       10.19
May 31, 2005
  Institutional Shares        10.71      0.41(b)     0.06        0.47      (0.42)      --        (0.42)        --       10.76
  A Shares                    10.55      0.37(b)     0.06        0.43      (0.39)      --        (0.39)        --       10.59
May 31, 2004 (j)
  Institutional Shares        10.92      0.18       (0.19)      (0.01)     (0.20)      --        (0.20)        --(g)    10.71
  A Shares                    10.76      0.16       (0.18)      (0.02)     (0.19)      --        (0.19)        --       10.55
December 31, 2003
  Institutional Shares        10.92      0.41        0.01        0.42      (0.42)      --        (0.42)        --       10.92
  A Shares                    10.76      0.40       (0.02)       0.38      (0.38)      --        (0.38)        --       10.76
December 31, 2002
  Institutional Shares        10.65      0.52(b)     0.25(b)     0.77      (0.50)      --        (0.50)        --       10.92
  A Shares                    10.49      0.49(b)     0.25(b)     0.74      (0.47)      --        (0.47)        --       10.76
December 31, 2001
  Institutional Shares        10.42      0.60        0.25        0.85      (0.62)      --        (0.62)        --       10.65
  A Shares                    10.28      0.56        0.25        0.81      (0.60)      --        (0.60)        --       10.49
-------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.
FINANCIAL HIGHLIGHTS

                                      Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
                                            Ratios to Average Net Assets (a)
                                     ---------------------------------------------
                      Net Assets at
                           End
                        of Period    Net Investment                                     Portfolio
Total Return (c) (d) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (e) Turnover Rate (d)
-------------------- --------------- -------------- ------------ ------------------ -----------------
        0.65%           $ 82,118          2.83%         0.80%           0.80%               8%
        3.58%             73,981          2.80%         0.75%           0.81%               5%
       (1.10)%            69,829          2.73%         0.75%           0.84%               6%
        8.93%             66,672          3.23%         0.48%           0.84%               5%
        2.23%                102          2.22%         1.00%          24.97%               5%
        5.70%             36,402          3.87%         0.25%           0.97%               7%
-----------------------------------------------------------------------------------------------------
        0.42%           $111,564          4.09%         0.60%           0.61%              33%
        0.06%             15,525          3.71%         0.97%           0.97%              33%
        4.31%             96,484          3.77%         0.60%           0.64%              39%
        4.09%             16,823          3.48%         0.88%           1.07%              39%
       (0.01)%            69,251          3.90%         0.60%           0.64%              14%
       (0.20)%            18,971          3.64%         0.85%           1.08%              14%
        3.91%             66,533          3.77%         0.48%           0.61%              69%
        3.59%             20,309          3.52%         0.73%           1.03%              69%
        7.43%             78,309          4.84%         0.45%           0.61%              40%
        7.24%             30,565          4.59%         0.70%           0.91%              40%
        8.36%             50,160          5.60%         0.45%           0.65%              47%
        8.03%             38,290          5.36%         0.70%           0.90%              47%
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.
FINANCIAL HIGHLIGHTS
(a)Annualized for periods less than one year.
(b)Calculated based on average shares outstanding during the period. (c)Total return does not include the effects of sales charges for A Shares. (d)Not annualized for periods less than one year.
(e)Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)See Note 1 for dates of commencement of operations. (g)Less than $0.01 per share.
(h)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 13.73%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 10.13% and 1.24%, respectively.
(i)Shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.
(j)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(k)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period February 17, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return for A Shares was 40.69%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 10.83% and 1.25%, respectively.
(l)Shares issued and outstanding as of April 25, 2006 were reclassified as D Shares.
(m)Effective December 31, 2003, B Shares were reclassified as A Shares. For the period June 1, 2003 through December 31, 2003, total return for B Shares was 24.33%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 3.91% and 1.99%, respectively.
(n)Shares issued and outstanding as of July 17, 2002 were reclassified as Institutional Shares.
(o)Shares issued and outstanding as of April 25, 2006 were reclassified as Institutional Shares.
(p)The Fund's total return calculation includes a reimbursement by an affiliate (see Note 8). Excluding the effect of this payment from the Fund's ending net asset value per share, total return for the year ended May 31, 2006 would have been -1.67%.
(q)Period audited by other auditors.
(r)The amount shown for the year ended May 31, 2005 for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
(s)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period January 28, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return for A Shares was 41.38%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 14.26% and 1.50%, respectively.
(t)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 0.03%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 8.31% and 0.99%, respectively.
(u)Shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.
(v)Financial information is that of Predecessor Fund.
See Notes to Financial Statements.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006
NOTE 1. ORGANIZATION
This report relates to Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund (formerly The Nevis Fund, Inc.), Brown Advisory International Fund, Brown Advisory Real Estate Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund (individually, a "Fund," and collectively, the "Funds"). Growth Equity Fund, Value Equity Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Opportunity Fund, International Fund and Intermediate Income Fund are each diversified series of Forum Funds (the "Trust"). Real Estate Fund and Maryland Bond Fund are each a non-diversified series of the Trust. The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-seven series.
On December 30, 2005, Opportunity Fund acquired all of the net assets of The Nevis Fund, Inc., another mutual fund (the "Predecessor Fund"), in a tax-free reorganization. The Predecessor Fund maintained substantially similar investment objectives and policies as that of the Opportunity Fund. The Opportunity Fund is a continuation of the Predecessor Fund and, therefore, the Opportunity Fund's financial information for the period prior to December 30, 2005 is that of the Predecessor Fund.
The Funds commenced operations as follows:

                                      COMMENCEMENT OF OPERATIONS
                               ------------------------------------
                               INSTITUTIONAL      A             D
                                  SHARES        SHARES        SHARES
                               ------------- --------      --------
        Growth Equity Fund       06/28/99     4/25/06            --
        Value Equity Fund        01/28/03     4/25/06            --
        Small-Cap Growth Fund    06/28/99     4/25/06/(1)/ 09/20/02/(1)/
        Small-Cap Value Fund     10/31/03     4/25/06            --
        Opportunity Fund         06/29/98          --/(2)/       --
        International Fund       01/28/03          --            --
        Real Estate Fund         12/10/03          --            --
        Maryland Bond Fund       12/21/00          --            --
        Intermediate Bond Fund   11/02/95    05/13/91            --

---------------------
/(1)/On April 25, 2006, all issued and outstanding A Shares were renamed as D
    Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares. A Shares of Small-Cap Growth Fund is a newly created Fund class.
/(2)/Not currently available for purchase.
A Shares generally provide for a front-end sales charge.
The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Value Equity Fund is to achieve capital appreciation. The investment objective of Small-Cap Value Fund and Opportunity Fund is to achieve long-term capital appreciation. International Fund's investment objective is to seek maximum long-term total return consistent
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006
with reasonable risk to principal. Real Estate Fund seeks to produce a high level of current income as its primary investment objective and achieve capital appreciation as its secondary investment objective. Maryland Bond Fund's investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund's investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the
Funds:
SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued at the last sale or official closing price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Certain debt securities may also be valued at prices supplied by a Fund's pricing agents based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other investment companies are valued at net asset value.
Each Fund values its investments at fair value pursuant to procedures adopted by the Board of Trustees (the "Board") if (1) market quotations are not readily available; or (2) the Advisor or a Sub-Advisor believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.
SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded as earned. All premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes. The Funds estimate components of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.
FOREIGN CURRENCY TRANSLATIONS - Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the reporting period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006
the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments. FOREIGN CURRENCY TRANSACTIONS - International Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency to hedge the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized currency gain or loss; realized currency gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. RESTRICTED SECURITIES - Each Fund, except the International Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Funds is included in the Schedules of Investments.
SECURITIES LENDING - The International Fund lends portfolio securities from time to time in order to earn additional income. The International Fund receives collateral in the form of securities, letters of credit and/or cash against the loaned securities and maintains such collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at year end are disclosed on the International Fund's Statement of Assets & Liabilities. Income earned from securities lending activity is separately reported on the Statement of Operations.
OPTIONS - Each Fund, except Small-Cap Value Fund and Real Estate Fund may purchase options. When a Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security or currency, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income, if any, are declared and paid quarterly for Growth Equity Fund, Value Equity Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Opportunity Fund, International Fund and Real Estate Fund. For Maryland Bond Fund and Intermediate Income Fund distributions are declared daily and paid monthly. Net capital gains, if any, are declared and paid to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006
America. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund. FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required. EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series or classes. Expenses that are directly attributable to more than one series or class are allocated among the respective series or class in proportion to each series' or class' average daily net assets.
Each share of each class of each Fund represents an undivided, proportionate interest in the Fund. Each Fund's class specific expenses include distribution fees, transfer agent fees, registration fees and certain expenses as determined by the Board.
Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.
REDEMPTION FEES - A shareholder of a Fund's Institutional Shares who redeems or exchanges shares within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limited exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the applicable Fund to help offset transaction costs. To calculate redemption fees, each Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account.
Each Fund reserves the right to modify the terms of or terminate the redemption fee at any time. The following chart summarizes the redemption fees collected by each Fund during the year ended May 31, 2006:

                   FUND                 REDEMPTION FEE AMOUNT
                   ----                 ---------------------
                   Small-Cap Value Fund        $  359
                   Intermediate Income          5,712

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006
NOTE 3. CAPITAL SHARE TRANSACTIONS
Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Capital share transactions for each Fund were as follows:

                                                            GROWTH                  VALUE
                                                         EQUITY FUND             EQUITY FUND
                                                    ---------------------  ----------------------
                                                    YEAR ENDED YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                     MAY 31,    MAY 31,     MAY 31,     MAY 31,
                                                       2006       2005        2006        2005
                                                    ---------- ----------  ----------  ----------
Sale of shares:
 Institutional Shares                               1,475,283   1,049,211   3,323,330   3,638,410
 A Shares                                             203,223          --     155,010          --
Reinvestment of distributions:
 Institutional Shares                                   2,787       1,839     637,240     514,740
 A Shares                                                  --          --          --          --
Redemption of shares:
 Institutional Shares                                (790,991) (1,204,649) (2,169,097) (1,457,975)
 A Shares                                                  --          --          --          --
                                                    ---------  ----------  ----------  ----------
Increase (Decrease) from Capital Share Transactions   890,302    (153,599)  1,946,483   2,695,175
                                                    =========  ==========  ==========  ==========

                                                           SMALL-CAP              SMALL-CAP
                                                          GROWTH FUND             VALUE FUND
                                                    ----------------------  ---------------------
                                                    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                     MAY 31,     MAY 31,     MAY 31,     MAY 31,
                                                       2006        2005        2006        2005
                                                    ----------  ----------  ----------  ----------
Sale of shares:
 Institutional Shares                                2,646,403   2,417,425   2,273,549  3,380,129
 A Shares                                               32,584          --      12,970         --
 D Shares                                               11,297      15,209          --         --
Reinvestment of distributions:
 Institutional Shares                                       --          --     475,668    119,405
Redemption of shares:
 Institutional Shares                               (2,240,164) (3,218,460) (1,154,875)  (519,264)
 A Shares                                                   --          --          --         --
 D Shares                                             (142,705)   (213,969)         --         --
                                                    ----------  ----------  ----------  ---------
Increase (Decrease) from Capital Share Transactions    307,415    (999,795)  1,607,312  2,980,270
                                                    ==========  ==========  ==========  =========

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006

                                                      OPPORTUNITY FUND      INTERNATIONAL FUND
                                                    --------------------  ----------------------
                                                    YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED
                                                     MAY 31,    MAY 31,    MAY 31,     MAY 31,
                                                       2006       2005       2006        2005
                                                    ---------- ---------- ----------  ----------
Sale of shares:
 Institutional Shares                                 480,159     23,256   4,052,625   7,638,085
Reinvestment of distributions:
 Institutional Shares                                      --         --     770,992   1,496,313
Redemption of shares:
 Institutional Shares                                (643,792)  (755,264) (1,536,489) (3,169,540)
                                                     --------   --------  ----------  ----------
Increase (Decrease) from Capital Share Transactions  (163,633)  (732,008)  3,287,128   5,964,858
                                                     ========   ========  ==========  ==========

                                                      REAL ESTATE FUND      MARYLAND BOND FUND
                                                    --------------------  ----------------------
                                                    YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED
                                                     MAY 31,    MAY 31,    MAY 31,     MAY 31,
                                                       2006       2005       2006        2005
                                                    ---------- ---------- ----------  ----------
Sale of shares:
 Institutional Shares                                 296,912    575,500   3,373,106   2,359,647
Reinvestment of distributions:
 Institutional Shares                                  28,385      2,262      13,818      16,648
Redemption of shares:
 Institutional Shares                                (391,673)  (257,681) (2,436,867) (2,028,379)
                                                     --------   --------  ----------  ----------
Increase (Decrease) from Capital Share Transactions   (66,376)   320,081     950,057     347,916
                                                     ========   ========  ==========  ==========

                                                      INTERMEDIATE INCOME FUND
                                                      ----------------------
                                                      YEAR ENDED   YEAR ENDED
                                                       MAY 31,      MAY 31,
                                                         2006         2005
                                                      ----------   ----------
  Sale of shares:
   Institutional Shares                                5,226,571    4,262,934
   A Shares                                              171,961       81,882
  Reinvestment of distributions:
   Institutional Shares                                   30,017       17,943
   A Shares                                               41,723       45,052
  Redemption of shares:
   Institutional Shares                               (3,447,303)  (1,779,819)
   A Shares                                             (277,385)    (336,685)
                                                      ----------   ----------
  Increase (Decrease) from Capital Share Transactions  1,745,584    2,291,307
                                                      ==========   ==========

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006
NOTE 4. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS INVESTMENT ADVISOR/SUB-ADVISOR - Brown Investment Advisory Incorporated (the "Advisor" or "Brown"), a wholly owned subsidiary of Brown Investment Advisory & Trust Company ("BIAT"), is the investment advisor of each Fund. The Advisor does business under the name of Brown Advisory, Inc. The Advisor receives an advisory fee from each Fund at an annual rate of the Fund's average annual daily net assets as follows:

                                             ANNUAL ADVISORY
                    FUND                           FEE
                    ----                     ---------------
                    Growth Equity Fund            0.75%
                    Value Equity Fund             0.75%
                    Small-Cap Growth Fund         1.00%
                    Small-Cap Value Fund          1.00%
                    Opportunity Fund              1.00%/(1)/
                    International Fund            1.05%/(2)/
                    Real Estate Fund              0.75%
                    Maryland Bond Fund            0.50%
                    Intermediate Income Fund      0.35%

/(1)/Prior to October 1, 2005, Nevis Capital Management LLC ("Nevis") was the investment advisor to the predecessor of the Opportunity Fund and received an annual fee equal to 1.50% of the Funds average daily net assets. Effective October 1, 2005, Brown was appointed the investment advisor. The Advisor has contractually agreed to waive its fee and/or reimburse Fund expenses of the Opportunity Fund to the extent that the total annual operating expenses exceed 1.50% of average daily net assets through October 1, 2006.
/(2)/This fee includes a maximum annual fee of 0.05% of the average daily net assets of the Fund as reimbursement for consulting service costs incurred with respect to the Fund. The Advisor has retained an independent consultant to facilitate the selections of additional sub-advisors for the Fund, help monitor the performance of the Fund's sub-advisors and to make asset allocation recommendations amongst the sub-advisors. For the year ended May 31, 2006, $108,674 of the Investment advisor fees on the Statement of Operations related to consulting service costs.
Subject to the general control of the Board and the Advisor, the following sub-advisors make the investment decisions for the following Funds:

          FUND                               SUB-ADVISOR
          ----                 ---------------------------------------
          Small-Cap Value Fund Cardinal Capital Management, L.L.C.
          International Fund   Philadelphia International Advisors, LP
                               Walter Scott & Partners Limited

The Advisor pays the sub-advisory fee for advisory services rendered to each of the above referenced Fund. ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup") provides administration, portfolio accounting and transfer agency services to each Fund.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006
DISTRIBUTION - Foreside Fund Services, LLC is the Trust's distributor (the "Distributor"). The Distributor receives and may reallow to certain institutions the sales charge paid on purchases of a Fund's A Shares. Prior to the cessation of the public offering of D Shares of Small-Cap Growth Fund, the Distributor received and reallowed the sales charge paid on purchases of D Shares to certain institutions. The Distributor is not affiliated with the Advisor, Citigroup or its affiliated companies.
The Trust has adopted a Rule 12b-1 plan under which each Fund is authorized to pay to the Distributor or such other entities as approved by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.50% of the average daily net assets of A Shares of each Fund (0.25% for A Shares of Intermediate Income Fund) and 0.25% of the average daily net assets of D Shares. With respect to A Shares, up to 0.25% of average daily net assets can be used to pay for shareholder services. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution or service activity.
For the year ended May 31, 2006, the Distributor retained $948 of the front-end sales charges assessed on the sale of D Shares of Small-Cap Growth Fund. For the year ended May 31, 2006, the Distributor retained $114 of the contingent deferred sales charge assessed on redemptions of A Shares of Intermediate Income Fund.
Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer, Principal Financial Officer and Anti-Money Laundering Officer to the Trust as well as certain additional compliance support functions. The certifying officers of the Trust are also principals of the Distributor. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.
TRUSTEES AND OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor. CUSTODY - BIAT, the parent company of the Advisor, is the custodian (the "Custodian") for each Fund except International Fund and Intermediate Income Fund and safeguards and controls each Fund's cash and securities, and determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of each Fund's domestic and foreign assets.
For its services, BIAT receives a fee of 0.01% of each Fund's first $1 billion in assets; 0.0075% on Fund assets of $1-2 billion; 0.0050% on Fund assets of $2-6 billion; and 0.0025% on Fund assets greater than $6 billion. Each Fund also pays an annual maintenance fee of $3,600, plus certain other transaction fees. Citibank, N.A. provides custody services to the International Fund and Intermediate Income Fund.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006
NOTE 5. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES
BIAT voluntarily waived all or a portion of its custody fee. The Distributor and other service providers have voluntarily agreed to waive a portion of their fees. Voluntary waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended May 31, 2006, fees waived and expenses reimbursed were as follows:

                              INVESTMENT COMPLIANCE  BIAT  OTHER
                               ADVISOR    SERVICES  WAIVED WAIVED   TOTAL
                              ---------- ---------- ------ ------- -------
     Growth Equity Fund        $ 2,363     $3,107   $4,118 $   992 $10,580
     Value Equity Fund           2,460        552    5,876   2,852  11,740
     Small-Cap Growth Fund       2,136        683    8,891   2,692  14,402
     Small-Cap Value Fund        2,052      3,905    7,629   3,097  16,683
     Opportunity Fund           39,080        652       --  10,268  50,000
     International Fund             --      1,633       --  10,630  12,263
     Real Estate Fund           14,148      2,000    2,512     803  19,463
     Maryland Bond Fund             --      2,076    1,494   1,619   5,189
     Intermediate Income Fund       --        847       --   5,258   6,105

NOTE 6. SECURITY TRANSACTIONS
As of May 31, 2006, the cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments were as follows:

                             NON US GOVERNMENT          US GOVERNMENT
                                OBLIGATIONS              OBLIGATIONS
                         ------------------------- -----------------------
                          PURCHASES      SALES      PURCHASES     SALES
                         ------------ ------------ ----------- -----------
     Growth Equity       $ 24,092,316 $ 17,833,808 $        -- $        --
     Value Equity         119,181,214  101,681,301          --          --
     Small-Cap Growth     104,172,337  101,908,583          --          --
     Small-Cap Value       60,782,130   47,615,380          --          --
     Opportunity           18,537,514   21,019,891          --          --
     International        110,490,773   78,984,722          --          --
     Real Estate            8,836,147    9,353,604          --          --
     Maryland Bond         10,764,023    6,156,699   1,900,000          --
     Intermediate Income   13,825,254   18,530,440  41,860,409  17,428,536

NOTE 7. CONCENTRATION OF RISK
International Fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006
Real Estate Fund and Maryland Bond Fund are non-diversified and may focus their investments in the securities of a limited number of issuers. Concentration of Real Estate Fund and Maryland Bond Fund in securities of a limited amount of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issues. Maryland Bond Fund invests a substantial amount of its assets in issuers located in Maryland and therefore, it is more susceptible to economical, environmental and political factors adversely affecting issuers of Maryland municipal securities than would be a comparable tax-exempt mutual funds that invest nationally. These factors may have an adverse effect on the issuers ability to meet their continued obligations to pay interest and principal to investors and therefore impact the value of the Fund's investments and NAV.
NOTE 8. REIMBURSEMENT BY AFFILIATE
On September 22, 2005, Nevis Capital Management, LLC ("Nevis") made a payment of $542,900 to the Predecessor Fund to resolve a matter with the Securities and Exchange Commission ("SEC") regarding the interpretation of certain provisions in the investment advisory contract between Nevis and the Predecessor Fund. The amount has been accounted for as a reimbursement by affiliate in the Statement of Operations for the year ended May 31, 2006.
NOTE 9. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS
As of May 31, 2006, distributable earnings (accumulated losses) on a tax basis were as follows:

                    UNDISTRIBUTED UNDISTRIBUTED UNDISTRIBUTED                  UNREALIZED
                     TAX EXEMPT     ORDINARY      LONG-TERM    CAPITAL AND    APPRECIATION
                       INCOME        INCOME         GAIN       OTHER LOSSES  (DEPRECIATION)     TOTAL
                    ------------- ------------- ------------- -------------  -------------- -------------
Growth Equity Fund    $     --     $       --    $       --   $  (6,977,986)  $ 6,104,885   $    (873,101)
Value Equity Fund           --      2,817,738     4,020,794              --     8,633,124      15,471,656
Small-Cap Growth
  Fund                      --             --            --     (22,504,158)   27,312,693       4,808,535
Small-Cap Value
  Fund                      --        761,699     5,226,657              --    12,018,004      18,006,360
Opportunity Fund            --             --            --    (128,740,302)      881,571    (127,858,731)
International Fund          --      8,307,406     2,894,437        (173,621)   54,396,490      65,424,712
Real Estate Fund            --             --       194,512              --     4,504,602       4,699,114
Maryland Bond Fund     184,255             --            --            (632)     (408,815)       (225,192)
Intermediate Income
  Fund                      --        637,563            --      (1,858,548)   (3,178,705)     (4,399,690)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales. For the Intermediate Income Fund the differences are primarily the result of paydown transactions on securities acquired at a premium.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006
The capital loss carryovers available to offset future capital gains, as of May 31, 2006, were as follows:

                    EXPIRING  EXPIRING    EXPIRING    EXPIRING    EXPIRING   EXPIRING  EXPIRING
                      2008      2009        2010        2011        2012       2013      2014
                    -------- ----------- ----------- ----------- ----------- -------- -----------
Growth Equity Fund  $     -- $        -- $   837,981 $ 3,455,581 $ 2,684,424 $     -- $        --
Small-Cap Growth
  Fund                    --          --          --          --  22,504,158       --          --
Opportunity Fund          --  15,923,019  20,954,523  35,701,503  22,992,793  458,257  32,106,135
Intermediate Income
  Fund               764,387          --          --          --          --       --     489,245

As a result of the reorganization of Emerging Growth Fund, Inc., another mutual fund, with and into Small-Cap Growth Fund in 2002, the Fund has an annual capital loss carry forward limitation of $1,164,344.
The tax character of distributions paid during 2006 and 2005 were as follows:

                                                                  LONG-TERM CAPITAL       RETURN
                      TAX EXEMPT INCOME      ORDINARY INCOME             GAIN           OF CAPITAL
                    --------------------- --------------------- ---------------------- -------------
                       2006       2005       2006       2005       2006       2005     2006   2005
                    ---------- ---------- ---------- ---------- ---------- ----------- ---- --------
Growth Equity Fund  $       -- $       -- $       -- $  182,306 $       -- $        -- $ -- $     --
Value Equity Fund           --         --  7,568,156  5,186,968  2,665,797   2,713,037   --       --
Small-Cap Growth
  Fund                      --         --         --         --         --          --   --       --
Small-Cap Value
  Fund                      --         --  4,639,544  1,602,177  2,288,971     242,504   --       --
Opportunity Fund            --         --         --         --         --          --   --       --
International Fund          --         --  5,229,132  9,603,438  7,517,285  11,739,009   --       --
Real Estate Fund            --         --    722,997    664,740    319,067          --   --  114,432
Maryland Bond Fund   2,158,719  2,017,756     28,565     14,277     16,721      32,371   --       --
Intermediate Income
  Fund                      --         --  5,134,248  3,824,909         --          --   --       --

For tax purposes, the following funds have a current year deferred post-October loss. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

                                          SHORT-TERM
                                         AND LONG-TERM CURRENCY
                                            LOSSES      LOSSES
                                         ------------- --------
                Opportunity Fund           $604,072    $     --
                International Fund               --     173,621
                Maryland Bond Fund              632          --
                Intermediate Income Fund    604,916          --

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006
On the Statement of Assets and Liabilities, as a result of net operating loss incurred and a small return of capital, certain amounts for the year ended May 31, 2006 have been reclassified from what was previously reported. The reclassification has no impact on the net assets of the Funds.

                                 ACCUMULATED   UNDISTRIBUTED
                                NET INVESTMENT NET REALIZED    PAID-IN
                                INCOME (LOSS)   GAIN (LOSS)    CAPITAL
                                -------------- ------------- -----------
       Growth Equity Fund         $   66,031     $      --   $   (66,031)
       Small-Cap Growth Fund       1,406,876            --    (1,406,876)
       Small-Cap Value Fund           57,870       (57,870)           --
       Opportunity Fund              231,341            --      (231,341)
       International Fund           (278,931)      278,931            --
       Maryland Bond Fund                (14)           14            --
       Intermediate Income Fund      237,707      (237,707)           --

NOTE 10. CHANGE IN AUDITOR
At its October 7, 2005 meeting, the Trust's Board of Trustees (the "Board") and the Trust's Audit Committee approved Deloitte & Touche LLP ("D&T") as the Fund's Independent Registered Public Accounting Firm. The Predecessor Fund's Independent Registered Public Accounting Firm was Briggs, Bunting & Dougherty, LLP ("BBD"). The decision to appoint D&T as the Fund's Independent Registered Public Accounting Firm was motivated by the fact that D&T already serves as the Independent Registered Public Accounting Firm for a majority of the Trust's other series.
For the period from May 19, 2005 through December 31, 2005, BBD served as the Predecessor Fund's Independent Registered Public Accounting Firm. During that period, the Predecessor Fund had no disagreements with BBD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Predecessor Fund's financial statements. BBD's audit report for the Predecessor Fund's financial statements for the fiscal year ended May 31, 2005 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. At no time from May 19, 2005 through December 31, 2005 did any of the events enumerated in paragraphs (1)(v)(A) through (D) of Item 304(a) of Regulation S-K occur.
NOTE 11. OTHER INFORMATION
On May 31, 2006, one shareholder held approximately 90% of the outstanding shares of Growth Equity Fund's Institutional Shares. On the same date, one shareholder held approximately 92% of the outstanding shares of Growth Equity Fund's A Shares. This shareholder is an omnibus account, which is held on behalf of several individual shareholders. On the same date, one shareholder held approximately 89% of the outstanding shares of Value Equity Fund's Institutional Shares. On the same date, one shareholder held approximately 78% of the outstanding shares of Value Equity Fund's A Shares. This shareholder is an omnibus account, which is held on behalf of several individual shareholders. On the same date, one shareholder held approximately 90% of the outstanding shares of Small-Cap Growth Fund's Institutional Shares. On the same date, one shareholder held approximately 45% of the NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006
outstanding shares of Small-Cap Growth Fund's A Shares. This shareholder is an omnibus account, which is held on behalf of several individual shareholders. On the same date, one shareholder held approximately 82% of the outstanding shares of Small-Cap Value Fund's Institutional Shares. On the same date, one shareholder held approximately 90% of the outstanding shares of Small-Cap Value Fund's A Shares. This shareholder is an omnibus account, which is held on behalf of several individual shareholders. On the same date, two shareholders held approximately 59% of the outstanding shares of Opportunity Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders. On the same date, one shareholder held approximately 91% of the outstanding shares of Real Estate Fund. This shareholder is an omnibus account, which is held on behalf of several individual shareholders. On the same date, one shareholder held approximately 95% of the outstanding shares of International Fund. This shareholder is an omnibus account, which is held on behalf of several individual shareholders. On the same date, one shareholder held approximately 93% of the outstanding shares of Maryland Bond Fund. This shareholder is an omnibus account, which is held on behalf of several individual shareholders. On the same date, one shareholder held approximately 86% of the outstanding shares of Intermediate Income Fund's Institutional Shares. This shareholder is an omnibus account, which is held on behalf of several individual shareholders.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM To the Board of Trustees of Forum Funds and Shareholders of:
   Brown Advisory Growth Equity Fund
   Brown Advisory Value Equity Fund
   Brown Advisory Small-Cap Growth Fund
   Brown Advisory Small-Cap Value Fund
   Brown Advisory Opportunity Fund (formerly, the Nevis Fund, Inc.)
   Brown Advisory International Fund
   Brown Advisory Real Estate Fund
   Brown Advisory Maryland Bond Fund and
   Brown Advisory Intermediate Income Fund
   (individually, the "Fund" and collectively, the "Funds")
We have audited the accompanying statements of assets and liabilities of the above referenced Funds, each a series of Forum Funds, including the schedules of investments, as of May 31, 2006, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and financial highlights for the periods presented, except for the Brown Advisory Opportunity Fund for which we have audited the statement changes in net assets and financial highlights for the year ended May 31, 2006. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended May 31, 2005, and the financial highlights for each of the four years in the period ended May 31, 2005 for the Brown Advisory Opportunity Fund were audited by other auditors, whose report, dated June 20, 2005, expressed an unqualified opinion on those statements and financial highlights.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor have we been engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2006, the results of their operations for the year then ended, changes in net assets for each of the two years in the period then ended, and financial highlights for the periods presented (except for Brown Advisory Opportunity Fund, the changes in net assets and financial highlights for the year ended May 31, 2006), in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 31, 2006
ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2006
PROXY VOTING INFORMATION
A description of the policies and procedures each Fund uses to determine how to vote proxies relating to securities held in a Fund's portfolio is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website at www.sec.gov. Each Fund's proxy voting record for the twelve-month period ended June 30, is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available, without charge, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.
SHAREHOLDER EXPENSES EXAMPLE
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution/service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2005 through May 31, 2006.
ACTUAL EXPENSES - Each "Actual Return" row in the table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - Each "Hypothetical Return" row in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2006
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, each "Hypothetical Return" row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   BEGINNING        ENDING      EXPENSES   ANNUALIZED
                                                 ACCOUNT VALUE   ACCOUNT VALUE PAID DURING  EXPENSE
                                                DECEMBER 1, 2005 MAY 31, 2006    PERIOD*     RATIO*
                                                ---------------- ------------- ----------- ----------
GROWTH EQUITY FUND
INSTITUTIONAL SHARES
Actual Return                                      $1,000.00       $1,019.31      $5.69       1.13%
Hypothetical Return (5% return before expenses)     1,000.00        1,019.30       5.69       1.13
GROWTH EQUITY FUND
A SHARES
Actual Return                                       1,000.00        1,004.48       0.57       1.60
Hypothetical Return (5% return before expenses)     1,000.00        1,001.21       0.57       1.60
VALUE EQUITY FUND
INSTITUTIONAL SHARES
Actual Return                                       1,000.00        1,042.84       5.19       1.02
Hypothetical Return (5% return before expenses)     1,000.00        1,019.85       5.14       1.02
VALUE EQUITY FUND
A SHARES
Actual Return                                       1,000.00          979.94       1.56       1.60
Hypothetical Return (5% return before expenses)     1,000.00        1,003.35       1.58       1.60
SMALL-CAP GROWTH FUND INSTITUTIONAL SHARES
Actual Return                                       1,000.00        1,015.16       6.43       1.28
Hypothetical Return (5% return before expenses)     1,000.00        1,018.55       6.44       1.28
SMALL-CAP GROWTH FUND A SHARES
Actual Return                                       1,000.00          938.89       1.77       1.85
Hypothetical Return (5% return before expenses)     1,000.00        1,003.11       1.83       1.85
SMALL-CAP GROWTH FUND D SHARES
Actual Return                                       1,000.00        1,012.84       8.33       1.66
Hypothetical Return (5% return before expenses)     1,000.00        1,016.65       8.35       1.66
SMALL-CAP VALUE FUND
Actual Return                                       1,000.00        1,068.74       6.65       1.29
Hypothetical Return (5% return before expenses)     1,000.00        1,018.50       6.49       1.29
SMALL-CAP VALUE FUND A SHARES
Actual Return                                       1,000.00          942.43       1.48       1.85
Hypothetical Return (5% return before expenses)     1,000.00        1,002.59       1.52       1.85

ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2006

                                                   BEGINNING        ENDING      EXPENSES   ANNUALIZED
                                                 ACCOUNT VALUE   ACCOUNT VALUE PAID DURING  EXPENSE
                                                DECEMBER 1, 2005 MAY 31, 2006    PERIOD*     RATIO*
                                                ---------------- ------------- ----------- ----------
OPPORTUNITY FUND
INSTITUTIONAL SHARES
Actual Return                                      $1,000.00       $  966.12      $7.35       1.50%
Hypothetical Return (5% return before expenses)     1,000.00        1,017.45       7.54       1.50
INTERNATIONAL FUND
INSTITUTIONAL SHARES
Actual Return                                       1,000.00        1,152.87       7.25       1.35
Hypothetical Return (5% return before expenses)     1,000.00        1,018.20       6.79       1.35
REAL ESTATE FUND
INSTITUTIONAL SHARES
Actual Return                                       1,000.00        1,079.54       7.26       1.40
Hypothetical Return (5% return before expenses)     1,000.00        1,017.95       7.04       1.40
INTERMEDIATE INCOME FUND
INSTITUTIONAL SHARES
Actual Return                                       1,000.00        1,004.24       3.15       0.63
Hypothetical Return (5% return before expenses)     1,000.00        1,021.79       3.18       0.63
INTERMEDIATE INCOME FUND
A SHARES
Actual Return                                       1,000.00        1,002.60       4.84       0.97
Hypothetical Return (5% return before expenses)     1,000.00        1,020.09       4.89       0.97
MARYLAND BOND FUND
INSTITUTIONAL SHARES
Actual Return                                       1,000.00        1,006.75       4.15       0.83
Hypothetical Return (5% return before expenses)     1,000.00        1,020.79       4.18       0.83

* Expenses are equal to a Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the half-year period).
ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2006
FEDERAL TAX STATUS OF DISTRIBUTIONS DECLARED DURING THE TAX YEAR For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The percentage of ordinary income distributions designated as qualifying for the corporate dividends received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualifying interest income exempt from U.S. tax for foreign shareholders ("QII") and the qualifying short-term capital gain dividends exempt from U.S. tax for foreign shareholders ("QSTCG") is presented below.

                                       % OF TAX-
                         LONG-TERM      EXEMPT
                       CAPITAL GAIN     INCOME
                       DISTRIBUTIONS DISTRIBUTIONS  DRD    QDI    QII   QSTCG
                       ------------- ------------- -----  -----  -----  -----
  Value Equity Fund     $2,665,797          --     39.85% 41.53%    --   4.81%
  Small-Cap Value Fund   2,288,971          --     34.83  35.25     --  34.16
  International Fund     7,517,285          --        --  45.69   1.19% 32.21
  Real Estate Fund         319,067          --        --     --     --     --
  Maryland Bond Fund        16,721       97.73%       --     --   6.71     --
  Intermediate Income           --          --        --     --  80.55     --

SPECIAL 2006 TAX INFORMATION
The International Fund intends to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended May 31, 2006. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of May 31, 2006) is as follows:

                      COUNTRY        DIVIDEND FOREIGN TAX
                      -------        -------- -----------
                      Australia      0.01439    0.00310
                      Canada         0.00166    0.00027
                      China          0.00267    0.00000
                      Finland        0.00211    0.00036
                      France         0.03249    0.00573
                      Germany        0.00734    0.00135
                      Greece         0.00255    0.00000
                      Hong Kong      0.02145    0.00000
                      India          0.00066    0.00000
                      Ireland        0.01061    0.00000
                      Japan          0.04098    0.00375
                      Korea          0.00012    0.00002
                      Netherlands    0.02323    0.00438
                      Spain          0.00542    0.00096
                      Sweden         0.00456    0.00085
                      Switzerland    0.00347    0.00080
                      Taiwan         0.00422    0.00142
                      Thailand       0.00370    0.00019
                      United Kingdom 0.07703    0.00000
                      United States  0.02480    0.00000

ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2006
TRUSTEES AND OFFICERS OF THE TRUST
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Messrs. Collier and Bright who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust advisor and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. John Y. Keffer is an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 540-6807.
ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2006

                                                                                         PRINCIPAL
          NAME            POSITION WITH THE         LENGTH                             OCCUPATION(S)
     AND BIRTH DATE             TRUST           OF TIME SERVED                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish        Chairman of the      Trustee since 1989 Retired; Partner, Wolf, Block, Schorr and Solis-Cohen,
Born: November 9, 1943   Board;               (Chairman          LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest
                         Trustee; Chairman, since 2004) LLP (law firm)
1995-2002.
                         Compliance
                         Committee,
                         Nominating
                         Committee and
                         Qualified Legal
                         Compliance
                         Committee
--------------------------------------------------------------------------------------------------------------------------
Costas Azariadis         Trustee;             Trustee            Professor of Economics, Washington University
Born: February 15, 1943  Chairman,            since 1989         (effective 2006); Professor of Economics, University of
                         Valuation                               California-Los Angeles 1992-2006.
                         Committee
--------------------------------------------------------------------------------------------------------------------------
James C. Cheng           Trustee;             Trustee            President, Technology Marketing Associates (marketing
Born: July 26, 1942      Chairman, Audit      since 1989         company for small- and medium-sized businesses in New
                         Committee                               England).
--------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer           Trustee;             Trustee            President, Forum Foundation (a charitable organization)
Born: July 15, 1942      Chairman,            since 1989         since 2005; President, Forum Trust, LLC (a non-depository
                         Contracts                               trust company) since 1997; President, Citigroup Fund
                         Committee                               Services, LLC ("Citigroup") 2003-2005; President, Forum
                                                                 Financial Group, LLC ("Forum") (a fund services company
                                                                 acquired by Citibank, N.A. in 2003).
--------------------------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier         President; Principal Since 2005         Managing Partner, Foreside Financial Group, LLC since
Born: October 22, 1961   Executive Officer                       April 2005; Chief Operating Officer and Managing
                                                                 Director, Global Fund Services, Citigroup 2003-2005;
                                                                 Managing Director, Global Securities Services for
                                                                 Investors, Citibank, N.A. 1999-2003.
--------------------------------------------------------------------------------------------------------------------------
Carl A. Bright           Principal Financial  Since 2005         President, Foreside Fund Services, LLC, the Trust's
Born: December 20, 1957  Officer                                 Distributor since 2004; Consultant, Foreside Solutions,
                                                                 LLC 2000-2003
(a mutual fund development company).
--------------------------------------------------------------------------------------------------------------------------
Beth P. Hanson           Vice President/      Since 2003         Relationship Manager, Citigroup since 2003; Relationship
Born: July 15, 1966      Assistant Secretary                     Manager, Forum 1999-2003.
--------------------------------------------------------------------------------------------------------------------------
Sara M. Morris           Vice President       Since 2004         Director and Relationship Manager, Citigroup since 2004;
Born: September 18, 1963                                         Chief Financial Officer, The VIA Group, LLC (a strategic
                                                                 marketing company) 2000-2003.
--------------------------------------------------------------------------------------------------------------------------
Trudance L. Bakke        Treasurer            Since 2005         Product Manager, Citigroup since 2003; Senior Manager of
Born: August 11, 1971                                            Corporate Finance, Forum 1999-2003.
--------------------------------------------------------------------------------------------------------------------------
David M. Whitaker        Secretary            Since 2004         Product Manager, Citigroup since 2004; Assistant Counsel,
Born: September 6, 1971                                          PFPC, Inc. (a fund services company) 2000-2004.
--------------------------------------------------------------------------------------------------------------------------

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
[THIS PAGE INTENTIONALLY LEFT BLANK]

[LOGO]
      B
BROWN ADVISORY FUNDS
                               INVESTMENT ADVISOR
                    Brown Investment Advisory, Incorporated
                              901 South Bond Street
                                    Suite 400
                            Baltimore, Maryland 21231
                              www.brownadvisory.com
                                 TRANSFER AGENT
                          Citigroup Fund Services, LLC
                               Two Portland Square
                              Portland, Maine 04101
                                 (800) 540-6807
                                   DISTRIBUTOR
                           Foreside Fund Services, LLC
                        Two Portland Square, 1/st/ Floor
                              Portland, Maine 04101
                                www.foresides.com
  This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

[LOGO]
MAY 31, 2006
MASTRAPASQUA GROWTH FUND
ANNUAL REPORT
                                    [GRAPHIC]
[LOGO]

                                TABLE OF CONTENTS

          A Message to Our Shareholders..........................  1
          Performance Chart and Analysis.........................  4
          Schedule of Investments................................  5
          Statement of Assets and Liabilities....................  7
          Statement of Operations................................  8
          Statements of Changes in Net Assets....................  9
          Financial Highlights................................... 10
          Notes to Financial Statements.......................... 11
          Report of Independent Registered Public Accounting Firm 14
          Additional Information................................. 15

(THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

MASTRAPASQUA GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2006
--------------------------------------------------------------------------------
Dear Fellow Shareholder,
The Mastrapasqua Growth Fund's (the "Fund") total return was 6.30% for the twelve-month period ended May 31, 2006. The total return for the Russell 1000 Growth Index was 6.14% and the S&P 500 Index was 8.63% for the same period. During the period, the Fund's performance benefited from holdings in a few sectors particularly Energy's Halliburton (up 75%), Schlumberger (up 93.6%) and Burlington Resources which was sold in early 2006. Industrial Products' Sector Caterpillar (up 57.6%), Emerson Electric (up 24.9%) and Chemicals' Praxair (up 14.3%) also contributed positively. Overall the Fund's Healthcare sector holdings were disappointing, with Amgen (up 7.8%) and Genentech (up 4.7%) more than offset by Invitrogen (down 19.7%) and Charles River Labs (down 9%), Fisher Scientific (down 5.9%) and Genzyme (down 6.7%), which were sold with several other holdings in this sector. The Fund's Technology sector holdings posted mixed results, as Texas Instruments (up 13.1%) and Agilent Technologies (up 45.3%) were offset by EMC (down 8.8%), Analog Devices (down 7.9%) and Intel and Oracle, which were sold.
Despite the fizzled Santa Claus rally of December 2005, the fourth quarter 2005 ended with another gain in nearly all major equity indices and concluded the calendar year with positive results as reported in the media. In many ways it appeared the market contended with the same anxieties affecting it during the third quarter of 2005, such as high energy prices, the hurricane aftermath, Iraq, increasing short-term interest rates and confusion over future Federal Reserve Board (the "Fed") policy.
Since mid-May 2006 the equity market has fallen sharply and volatility has increased markedly. The volatility indices reached highs that had not been seen in over two years. Just as it appeared that stock prices had established a positive trajectory, a correction ensued. We believe, many explanations have been offered from the media - inflation is back, the Fed's rising interest rate policy is far from complete, and the weak dollar has caused many foreigners to sell U.S. financial assets. In our view, the new Fed Chairman's strategy is difficult to understand which is discussed by Mauro Mastrapasqua in his June 6, 2006 Commentary which can be found on the Fund adviser's website at www.mastrapasqua.com. We have even reached the point where references are being made to a similar environment that preceded the 1987 crash. How quickly sentiment changes.
The most recent rise in energy prices has sparked the "Washington Scurry" with the blame game hitting center stage. The finger pointing once again does little to deal with the underlying problem of supply & demand. Many pundits, forecasters, and media representatives have raised the specter of a potential adverse impact on economic growth as a result of the energy cost burden. The equity market periodically has reacted negatively to the rise in crude oil prices, which have approached new historic highs.
More importantly, these prices are driving the demand for more energy efficient capital equipment, stimulating oil and gas exploration, and creating opportunities among alternative sources of energy. Furthermore, worldwide economic growth stimulated by tax and interest rate policies is not only increasing the demand for energy, but also generating strong corporate cash flow, positively impacting capital spending. We believe corporate under-investment in equipment and software has characterized the last five years, and enhanced cash flows should lead to energized capital spending over the next several years.
MASTRAPASQUA GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2006
--------------------------------------------------------------------------------
The issues plaguing the market are not new. They have been present for some time and are likely to persist well into the future. What has changed in recent days is the market's apparent desire to focus upon these uncertainties. Such a bearish phenomenon is not new, occurs often, and should be viewed within the context of its repetitive nature.
The equity market was particularly resilient, improving amidst the conflicting forces of the rising short-term interest rates of Fed policy, geopolitical issues and continuing Gross Domestic Product (GDP) growth coupled with solid corporate earnings. Despite the crosscurrents, the broad market indices hit new highs since the end of the bear market in October 2002 as reported in the media until May 2006. Focusing upon the major economic and financial trends may provide a framework for navigating the current investment environment.
    . First, economic growth in the U.S. appears on track to achieve a 3%-3.5%
      growth rate as the industrialized nations are now in a recovery mode. Germany's growth rate has accelerated and France's unemployment rate has dropped below 10%.
    . Second, corporate balance sheets overall are in excellent shape with significant cash holdings as reported in the past several quarters. Corporate profits and cash flow are at record levels and have achieved new highs relative to GDP. In fact, corporate profits with inventory valuation and capital consumption adjustments (which adjust for inflation and depreciation respectively) and net cash flow as a percent of GDP were 12.2% and 11.3%, respectively. Furthermore, spending on equipment and software as a percent of corporate profits/cash flow is at the lowest level in 40 years. These factors are an impetus to supporting capital spending, with high energy prices providing additional incentive. One thing seems clear to us: such an environment is not suggestive of economic distress.
    . Third, in our opinion, although the weak dollar reduces the incentive to invest in the U.S. because of currency risk, multinational earnings are enhanced. Furthermore, the stronger the foreign currency, the cheaper U.S. assets potentially become. Consequently, we believe merger and acquisition activity by foreign enterprises becomes a real possibility. The low multiples on U.S. equities become the catalyst for a multitude of options
      - leveraged buyouts (Kinder Morgan for example), stock buybacks, accretive acquisitions, etc.
In our view, the shrinking supply of equities may accelerate the process and increase the imbalance between supply and demand - a compelling case for owning equities. 2005 yielded $350 billion in stock buybacks with announcements to date during 2006 expected to yield more.
These developments most certainly enter into the equation of the Federal Open Market Committee (FOMC) when setting policy. In recent months, some members have highlighted the notion that the Federal Funds rate may well be in or near the neutral range and given the May 10th increase in the Federal Funds rate to 5%, the neutral range may be at hand. Given the lagged effect of monetary policy which was highlighted in the FOMC's statement, a pause could be near. Unless the data-dependent Fed sees economic indicators behavior abnormally, the upcoming June 29th meeting could pass without any action. In part, it is the prospect of no rate change in the US and rising rates abroad that has weakened the dollar sharply this past week. The negative impact that this speculation has produced has adversely affected the equity market, fostering a change in psychology at the very least.
MASTRAPASQUA GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2006
--------------------------------------------------------------------------------
Once the negative psychology runs its course, valuation parameters are likely to re-emerge: Price/Earning (P/E) multiples, supply/demand conditions and world economic growth.
We continued making adjustments to the portfolio during the year seeking to take advantage of increased corporate capital spending, including that due to the implications of higher energy costs. In our opinion, stocks remain attractive relative to bonds, especially those of large and mid capitalization growth companies.
For more detailed analysis of companies in this portfolio and current perspectives on the capital markets, please visit us at www.mastrapasqua.com. Sincerely, /s/ Frank Mastrapasqua Frank Mastrapasqua, Ph.D.
Chairman, Chief Executive Officer
Mastrapasqua Asset Management
THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF MAY 31, 2006 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. PRICE/EARNINGS MULTIPLES (P/E) IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS. THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS. ONE CANNOT INVEST DIRECTLY IN AN INDEX. FOR A DESCRIPTION OF THE RUSSELL 1000 GROWTH INDEX REFER TO PAGE 4.
MASTRAPASQUA GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2006
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Mastrapasqua Growth Fund (the "Fund"), compared with a broad-based securities market index, since the Fund's inception. The Russell 1000(R) Growth Index (the "Index") measures the performance of the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Fund's total return includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. For the period reported, some of the Fund's fees were waived or expenses reimbursed, otherwise total return would have been lower. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL (800) 448-0982. THE PERFORMANCE INFORMATION PRESENTED IN THE GRAPH AND TABLE BELOW DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
                          MASTRAPASQUA GROWTH FUND VS.
                            RUSSELL 1000 GROWTH INDEX

Average Annual Total Return on 5/31/06 1 Year 5 Year  Since Inception on 7/5/00
-------------------------------------- ------ ------- -------------------------
      Mastrapasqua Growth Fund:        6.30%  (2.80)%          (9.44)%
      Russell 1000 Growth Index:       6.14%  (1.15)%          (7.47)%

                       Investment Value on 5/31/06
                       ---------------------------
                        Mastrapasqua Growth Fund: $5,570
                        Russell 1000 Growth Index: $6,323

                                     [CHART]
                      Mastrapasqua Growth Fund    Russell 1000 Growth Index
                      ------------------------    -------------------------
   7/5/2000                  $10,000                      $10,000
  7/31/2000                    9,940                        9,825
  8/31/2000                   11,260                       10,715
  9/30/2000                   10,470                        9,701
 10/31/2000                    9,700                        9,242
 11/30/2000                    7,990                        7,880
 12/31/2000                    8,040                        7,631
  1/31/2001                    8,150                        8,158
  2/28/2001                    6,750                        6,773
  3/31/2001                    5,730                        6,036
  4/30/2001                    6,460                        6,799
  5/31/2001                    6,420                        6,699
  6/30/2001                    6,280                        6,544
  7/31/2001                    5,930                        6,380
  8/31/2001                    5,340                        5,859
  9/30/2001                    4,580                        5,274
 10/31/2001                    4,950                        5,550
 11/30/2001                    5,570                        6,084
 12/31/2001                    5,520                        6,072
  1/31/2002                    5,330                        5,965
  2/28/2002                    4,940                        5,717
  3/31/2002                    5,190                        5,915
  4/30/2002                    4,690                        5,432
  5/31/2002                    4,360                        5,301
  6/30/2002                    3,970                        4,811
  7/31/2002                    3,740                        4,546
  8/31/2002                    3,650                        4,560
  9/30/2002                    3,330                        4,087
 10/31/2002                    3,670                        4,462
 11/30/2002                    3,820                        4,704
 12/31/2002                    3,540                        4,379
  1/31/2003                    3,540                        4,273
  2/28/2003                    3,570                        4,253
  3/31/2003                    3,630                        4,332
  4/30/2003                    3,860                        4,653
  5/31/2003                    4,260                        4,885
  6/30/2003                    4,280                        4,952
  7/31/2003                    4,450                        5,075
  8/31/2003                    4,650                        5,202
  9/30/2003                    4,430                        5,146
 10/31/2003                    4,800                        5,435
 11/30/2003                    4,860                        5,492
 12/31/2003                    4,940                        5,682
  1/31/2004                    5,100                        5,798
  2/29/2004                    5,210                        5,835
  3/31/2004                    5,140                        5,726
  4/30/2004                    4,910                        5,660
  5/31/2004                    5,020                        5,765
  6/30/2004                    5,080                        5,837
  7/31/2004                    4,700                        5,507
  8/31/2004                    4,550                        5,480
  9/30/2004                    4,740                        5,532
 10/31/2004                    4,960                        5,619
 11/30/2004                    5,130                        5,812
 12/31/2004                    5,360                        6,040
  1/31/2005                    5,120                        5,838
  2/28/2005                    5,120                        5,900
  3/31/2005                    5,060                        5,793
  4/30/2005                    4,930                        5,683
  5/31/2005                    5,240                        5,958
  6/30/2005                    5,240                        5,936
  7/31/2005                    5,670                        6,226
  8/31/2005                    5,620                        6,146
  9/30/2005                    5,580                        6,174
 10/31/2005                    5,480                        6,114
 11/30/2005                    5,770                        6,378
 12/31/2005                    5,720                        6,358
  1/31/2006                    5,940                        6,469
  2/28/2006                    5,880                        6,459
  3/31/2006                    6,030                        6,554
  4/30/2006                    6,000                        6,545
  5/31/2006                    5,570                        6,323
MASTRAPASQUA GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006
--------------------------------------------------------------------------------

                                    SECURITY
              SHARES             DESCRIPTION               VALUE
              ------  --------------------------------- -----------
              COMMON STOCK (99.8%)
              AEROSPACE AND DEFENSE (5.7%)
               7,800  Rockwell Collins, Inc.            $   425,880
               7,800  United Technologies Corp.             487,656
                                                        -----------
                                                                         913,536
                                                        -----------
              AMUSEMENT AND RECREATION SERVICES (2.4%)
               5,100  Harrah's Entertainment, Inc.          387,804
                                                        -----------
              AUTOMATION (2.6%)
               6,000  Rockwell Automation, Inc.             409,680
                                                        -----------
              BUSINESS SERVICES (11.2%)
              19,000  Akamai Technologies, Inc.+            594,510
              10,000  Autodesk, Inc.+                       363,900
               6,500  Monster Worldwide, Inc.+              317,655
               6,020  3M Co.                                503,633
                                                        -----------
                                                          1,779,698
                                                        -----------
              CHEMICALS & ALLIED PRODUCTS (10.5%)
               7,500  Amgen, Inc.+                          506,925
               5,500  Genentech, Inc.+                      456,280
               5,900  Invitrogen Corp.+                     376,066
               6,500  Praxair, Inc.                         342,550
                                                        -----------
                                                          1,681,821
                                                        -----------
              EATING AND DRINKING PLACES (3.0%)
              13,400  Starbucks Corp.+                      477,710
                                                        -----------
              ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
              EXCEPT COMPUTER EQUIPMENT (13.4%)
               9,300  Analog Devices, Inc.                  313,689
              15,000  Broadcom Corp., Class A+              507,150
               3,000  Emerson Electric Co.                  247,560
              25,000  Motorola, Inc.                        527,250
                 500  SunPower Corp., Class A+               15,195
              17,000  Texas Instruments, Inc.               530,910
                                                        -----------
                                                          2,141,754
                                                        -----------
              ENGINEERING (3.0%)
               6,200  Jacobs Engineering Group, Inc.+       483,786
                                                        -----------
              FINANCIALS (2.1%)
              20,000  Charles Schwab Corp.                  333,200
                                                        -----------
              INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
              EQUIPMENT (10.1%)
               5,100  Apple Computer, Inc.+                 304,827
               7,200  Caterpillar, Inc.                     525,240
              35,000  EMC Corp.+                            448,000
               4,600  L-3 Communications Holdings, Inc.     335,616
                                                        -----------
                                                          1,613,683
                                                        -----------

                                SECURITY
               SHARES          DESCRIPTION              VALUE
               ------ ------------------------------ -----------
               MANUFACTURING (4.2%)
               10,000 Honeywell International, Inc.  $   411,800
                3,300 Parker Hannifin Corp.              257,466
                                                     -----------
                                                         669,266
                                                     -----------
               MEASURING, ANALYZING & CONTROLLING INSTRUMENTS;
               PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (3.7%)
               16,900 Agilent Technologies, Inc.+        589,641
                                                     -----------
               MEDICAL INFORMATION (1.4%)
                6,000 Cerner Corp.+                      227,880
                                                     -----------
               MEDICAL PRODUCTS (1.3%)
                2,300 CR Bard, Inc.                      170,223
                1,000 Hologic, Inc.+                      39,490
                                                     -----------
                                                         209,713
                                                     -----------
               OIL & GAS EXTRACTION (15.3%)
                1,000 BJ Services Co.                     36,650
                1,000 Basic Energy Services, Inc.+        32,860
                1,000 Cameron International Corp.+        46,900
                2,000 ENSCO International, Inc.           99,980
                7,000 Global Santa Fe Corp.              420,910
                6,000 Halliburton Co.                    447,540
                5,100 National Oilwell Varco, Inc.+      336,906
                6,400 Newfield Exploration Co.+          273,472
               11,400 Schlumberger, Ltd.                 747,498
                                                     -----------
                                                       2,442,716
                                                     -----------
               PHARMACEUTICALS (2.9%)
                2,000 Barr Pharmaceuticals, Inc.+        105,400
               10,000 Teva Pharmaceutical Industries
                      Ltd. - ADR                         364,100
                                                     -----------
                                                         469,500
                                                     -----------
               SOFTWARE (4.4%)
               11,300 Abobe Systems, Inc.+               323,519
               10,000 Cognos, Inc.+                      306,600
                5,000 Quest Software, Inc.+               69,400
                                                     -----------
                                                         699,519
                                                     -----------
               TRANSPORTATION (2.6%)
                9,200 CH Robinson Worldwide, Inc.        405,168
                                                     -----------
               Total Common Stock (Cost $14,829,497)  15,936,075
                                                     -----------

See Notes to Financial Statements.
MASTRAPASQUA GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2006
--------------------------------------------------------------------------------

                                    SECURITY
              PRINCIPAL            DESCRIPTION               VALUE
              ---------    -----------------------------  -----------
              SHORT-TERM INVESTMENTS (0.4%)
              MONEY MARKET DEPOSIT ACCOUNT (0.4%)
              $58,172     Citibank Money Market Deposit
                          Account, 4.68% (Cost $58,172)   $    58,172
                                                          -----------
              Total Short-Term Investments (Cost $58,172)      58,172
                                                          -----------
              Total Investments in Securities - 100.2%
                          (Cost $14,887,669)*              15,994,247
              Other Assets and Liabilities, Net - (0.2)%      (23,235)
                                                          -----------
              NET ASSETS - 100.0%                         $15,971,012
                                                          ===========

             PORTFOLIO HOLDINGS
             % OF TOTAL INVESTMENTS
             Oil & Gas Extraction                             15.3%
             Electronic & Other Electrical Equipment &
              Components, Except Computer Equipment           13.4%
             Business Services                                11.1%
             Chemicals & Allied Products                      10.5%
             Industrial & Commercial Machinery &
              Computer Equipment                              10.1%
             Aerospace and Defense                             5.7%
             Software                                          4.4%
             Manufacturing                                     4.2%
             Measuring, Analyzing & Controlling Instruments;
              Photographic, Medical & Optical Goods            3.7%
             Eating and Drinking Places                        3.0%
             Engineering                                       3.0%
             Pharmaceuticals                                   2.9%
             Automation                                        2.6%
             Transportation                                    2.5%
             Amusement and Recreation Services                 2.4%
             Financials                                        2.1%
             Medical Information                               1.4%
             Medical Products                                  1.3%
             Short-Term Investments                            0.4%
                                                             ------
                                                                          100.0%
                                                             ======

------------------
ADRAmerican Depositary Receipt.
+Non-income producing security.
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consist of:

            Gross Unrealized Appreciation              $ 2,627,189
            Gross Unrealized Depreciation               (1,520,611)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $ 1,106,578
                                                       ===========

See Notes to Financial Statements.
MASTRAPASQUA GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2006
--------------------------------------------------------------------------------

ASSETS
    Total investments, at value (Cost $14,887,669)                     $ 15,994,247
    Receivables:
       Fund shares sold                                                       4,980
       Dividends and interest                                                16,004
       Expense reimbursement from adviser                                     9,581
    Prepaid expenses                                                          1,610
                                                                       ------------
Total Assets                                                             16,026,422
                                                                       ------------
LIABILITIES
    Payables:
       Payable for fund shares redeemed 7,782 Accrued Liabilities:
       Compliance services fees                                               1,748
       Other expenses                                                        45,880
                                                                       ------------
Total Liabilities                                                            55,410
                                                                       ------------
NET ASSETS                                                             $ 15,971,012
                                                                       ============
COMPONENTS OF NET ASSETS
    Paid-in capital                                                    $ 25,102,234
    Accumulated net realized gain (loss)                                (10,237,800)
    Unrealized appreciation (depreciation) of investments                 1,106,578
                                                                       ------------
NET ASSETS                                                             $ 15,971,012
                                                                       ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Based on net assets of
   $15,971,012 and 2,868,173 shares outstanding (unlimited shares authorized) $
   5.57
                                                                       ============

See Notes to Financial Statements.
MASTRAPASQUA GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividend income (Net of foreign withholding tax of $227)             $   89,123
    Interest income                                                           2,288
                                                                         ----------
                                                                             91,411
                                                                         ----------
EXPENSES
    Investment adviser fees                                                 159,587
    Administrator fees                                                       25,231
    Transfer agent fees                                                      21,824
    Shareholder servicing fees                                               39,897
    Custodian fees                                                            8,760
    Accountant fees                                                          35,906
    Audit fees                                                               25,121
    Legal fees                                                               20,011
    Registration fees                                                        16,122
    Trustees' fees and expenses                                               1,073
    Reporting expenses                                                       14,241
    Compliance services fees                                                 26,033
    Miscellaneous expenses                                                    7,992
                                                                         ----------
Total Expenses                                                              401,798
    Fees waived and expenses reimbursed                                    (187,292)
                                                                         ----------
Net Expenses                                                                214,506
                                                                         ----------
NET INVESTMENT INCOME (LOSS)                                               (123,095)
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    Net realized gain (loss) on investments                                (209,228)
    Net change in unrealized appreciation (depreciation) on investments   1,194,159
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                     984,931
                                                                         ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        $  861,836
                                                                         ==========

See Notes to Financial Statements.
MASTRAPASQUA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               YEAR ENDED   YEAR ENDED
                                                              MAY 31, 2006 MAY 31, 2005
                                                              ------------ ------------
OPERATIONS
    Net investment income (loss)                              $  (123,095) $  (164,900)
    Net realized gain (loss) on investments                      (209,228)  (1,091,496)
    Net change in unrealized appreciation (depreciation)        1,194,159    1,908,950
                                                              -----------  -----------
Increase (Decrease) in Net Assets from Operations                 861,836      652,554
                                                              -----------  -----------
CAPITAL SHARE TRANSACTIONS
    Sale of shares                                              2,815,147      722,171
    Redemption of shares                                       (2,085,294)  (2,818,781)
                                                              -----------  -----------
Increase (Decrease) from Capital Share Transactions               729,853   (2,096,610)
                                                              -----------  -----------
Increase (Decrease) in Net Assets                               1,591,689   (1,444,056)
NET ASSETS
    Beginning of year                                          14,379,323   15,823,379
                                                              -----------  -----------
    End of year (a)                                           $15,971,012  $14,379,323
                                                              ===========  ===========
SHARE TRANSACTIONS
    Sale of shares                                                493,175      143,977
    Redemption of shares                                         (366,897)    (551,565)
                                                              -----------  -----------
Increase (Decrease) in Shares                                     126,278     (407,588)
                                                              ===========  ===========
------------------
(a)Accumulated undistributed (distributions in excess of) net
   investment income                                          $         -  $         -
                                                              -----------  -----------

See Notes to Financial Statements.
MASTRAPASQUA GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                        YEAR ENDED MAY 31,
                                                       ---------------------------------------------------
                                                          2006        2005       2004      2003      2002
                                                       -------     -------     -------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                     $  5.24     $  5.02     $  4.26   $  4.36   $  6.42
                                                       -------     -------     -------   -------   -------
INVESTMENT OPERATIONS
Net investment income (loss)                             (0.04)(a)   (0.06)(a)   (0.06)    (0.04)    (0.06)
Net realized and unrealized gain (loss) on investments    0.37        0.28        0.82     (0.06)    (2.00)
                                                       -------     -------     -------   -------   -------
Total from Investment Operations                          0.33        0.22        0.76     (0.10)    (2.06)
                                                       -------     -------     -------   -------   -------
NET ASSET VALUE, END OF YEAR                           $  5.57     $  5.24     $  5.02   $  4.26   $  4.36
                                                       =======     =======     =======   =======   =======
TOTAL RETURN                                              6.30%       4.38%      17.84%    (2.29)%  (32.09)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)            $15,971     $14,379     $15,823   $13,620   $12,769
Ratios to Average Net Assets
   Net Expenses                                           1.34%       1.65%       1.65%     1.65%     1.65%
   Gross Expenses (b)                                     2.51%       2.36%       2.28%     2.32%     2.04%
   Net investment income (loss)                          (0.77)%     (1.12)%     (1.29)%   (1.23)%   (1.23)%
PORTFOLIO TURNOVER RATE                                     99%         42%         45%       34%       57%

------------------
(a)Calculated based upon average shares outstanding during the period. (b)The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or reimbursements.
See Notes to Financial Statements.
MASTRAPASQUA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION
This report relates to Mastrapasqua Growth Fund (the "Fund"). The Fund is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-seven active investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund seeks long-term capital appreciation by investing primarily in common stock of domestic medium to large market capitalization companies. Medium and large capitalization companies have market capitalizations such as those included in the Russell 1000 Growth Index at the time of their purchase. The Fund may, at times, invest more than 25% of its assets in one sector. Concentration of a significant portion of the Fund's assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were diversified among various sectors.
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the
Fund:
SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued at the last sale or official closing price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in investment companies are valued at net asset value. Money Market instruments that mature in sixty days or less are valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available; or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.
SECURITIES TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded as earned. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions of net capital gains, if any, are declared and paid at least annually.
MASTRAPASQUA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006
--------------------------------------------------------------------------------
FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required. EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.
NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES INVESTMENT ADVISER - Mastrapasqua Asset Management, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.
ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting and transfer agency services to the Fund.
DISTRIBUTOR - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Advisor, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.
Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer, Principal Financial Officer and Anti-Money Laundering Officer to the Trust as well as certain additional compliance support functions. The certifying officers of the Trust are also principals of the Distributor. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.
TRUSTEES AND OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.
NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES
For the period June 1, 2005 through August 31, 2005, the Adviser contractually agreed to waive its fees and reimburse Fund expenses to limit the Fund's net expenses to 1.65% of the Fund's average net assets. On September 1, 2005, the Adviser has voluntarily agreed to waive its fees and reimburse Fund expenses to further limit the Fund's net expense ratio to 1.25% of the Fund's average daily net assets. The Distributor and other service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers and expense reimbursements may be reduced or eliminated at any time. For the year ended May 31, 2006, fees waived and reimbursed were as follows:

                      EXPENSES                             TOTAL FEES
      INVESTMENT   REIMBURSED BY    COMPLIANCE  OTHER  WAIVED AND EXPENSE
       ADVISER   INVESTMENT ADVISER  SERVICES  WAIVERS   REIMBURSEMENTS
      ---------- ------------------ ---------- ------- ------------------
       $140,395       $11,569         $6,425   $28,903      $187,292

MASTRAPASQUA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006
--------------------------------------------------------------------------------
NOTE 5. SECURITY TRANSACTIONS
The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, were $16,319,000 and $15,660,433, respectively, for the year ended May 31, 2006.
NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS
As of May 31, 2006, distributable earnings (accumulated losses) on a tax basis were as follows:

              Capital and Other Losses               $(10,237,800)
              Unrealized Appreciation (Depreciation)    1,106,578
                                                     ------------
              Total                                  $ (9,131,222)
                                                     ============

The difference between components of distributable earnings on a tax basis and the amount reflected in the Statement of Assets and Liabilities are primarily due to wash sales.
As of May 31, 2006, the Fund's capital loss carryovers to offset future capital gains are as follows:

                                AMOUNT EXPIRATION
                               ------   ----------
                             $  161,595    2009
                                 3,735,976 2010
                                 2,652,123 2011
                                 2,245,270 2012
                                   44,282 2013
                                 1,021,286 2014

For tax purposes, the current year post-October loss was $377,268. This loss will be recognized for tax purposes on the first business day of the Fund's next year.
On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended May 31, 2006. The following reclassification was primarily due to the Fund having a net operating loss, and has no impact on the net assets of the Fund.

                  Accumulated Net Investment Income $ 123,095
                  Paid-In-Capital                    (123,095)

NOTE 7. OTHER INFORMATION
On May 31, 2006, two shareholders held approximately 83% of the outstanding shares of the Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.
MASTRAPASQUA GROWTH FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MAY 31, 2006
--------------------------------------------------------------------------------
To the Board of Trustees of Forum Funds and Shareholders of Mastrapasqua Growth
Fund: We have audited the accompanying statement of assets and liabilities of Mastrapasqua Growth Fund (the "Fund"), a series of Forum Funds, including the schedule of investments, as of May 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor have we been engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mastrapasqua Growth Fund as of May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 31, 2006
MASTRAPASQUA GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2006
--------------------------------------------------------------------------------
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 448-0982 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, 2006 is available, without charge and upon request, by calling (800) 448-0982 and on the SEC's website at www.sec.gov. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available, without charge, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
SHAREHOLDER EXPENSES
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The following example is based on $1,000 invested at the beginning of the period and held for the entire period from December 1, 2005 through May 31, 2006.
ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period. HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
MASTRAPASQUA GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2006
--------------------------------------------------------------------------------
Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Total costs of funds include transactional costs, such as sales charges and redemption fees, of which the Fund has none.

                              BEGINNING        ENDING
                            ACCOUNT VALUE   ACCOUNT VALUE EXPENSES PAID
                           DECEMBER 1, 2005 MAY 31, 2006  DURING PERIOD*
                           ---------------- ------------- --------------
       Actual Return          $1,000.00       $  965.34       $6.12
       Hypothetical Return    $1,000.00       $1,018.70       $6.29

------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the one-half year period).
FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR There were no ordinary income dividends paid by the Fund for the tax year ended May 31, 2006. There were no long-term capital gain dividends paid by the Fund for the tax year ended May 31, 2006.
MASTRAPASQUA GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2006
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Messrs. Collier and Bright who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust advisor and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. John Y. Keffer is an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 448-0982.

                          POSITION       LENGTH                        PRINCIPAL
         NAME             WITH THE       OF TIME                     OCCUPATION(S)
    AND BIRTH DATE         TRUST         SERVED                   DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish Chairman of Trustee since Retired; Partner, Wolf, Block,
Schorr and Born: November 9, 1943 the Board; 1989 Solis-Cohen, LLP (law firm)
2002-2003; Partner,
                        Trustee;      (Chairman     Thelen Reid & Priest LLP (law firm) 1995-2002.
                        Chairman,     since 2004)
                        Compliance
                        Committee,
                        Nominating
                        Committee
                        and Qualified
                        Legal
                        Compliance
                        Committee
---------------------------------------------------------------------------------------------------
Costas Azariadis        Trustee;      Trustee since Professor of Economics, Washington University
Born: February 15, 1943 Chairman,     1989          (effective 2006); Professor of Economics,
                        Valuation                   University of California-Los Angeles 1992-2006.
                        Committee
---------------------------------------------------------------------------------------------------
James C. Cheng          Trustee;      Trustee since President, Technology Marketing Associates
Born: July 26, 1942     Chairman,     1989          (marketing company for small- and medium-
                        Audit                       sized businesses in New England).
                        Committee

MASTRAPASQUA GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2006
--------------------------------------------------------------------------------

                            POSITION       LENGTH                          PRINCIPAL
          NAME              WITH THE       OF TIME                       OCCUPATION(S)
     AND BIRTH DATE          TRUST         SERVED                     DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer           Trustee;       Trustee since President, Forum Foundation (a charitable
Born: July 15, 1942      Chairman,      1989          organization) since 2005; President, Forum Trust,
                         Contracts                    LLC (a non-depository trust company) since
                         Committee                    1997; President, Citigroup Fund Services, LLC
                                                      (Citigroup) 2003-2005;
                                                      President, Forum Financial
                                                      Group, LLC ("Forum") (a
                                                      fund services company
                                                      acquired by Citibank, N.A.
                                                      1999-2003).
---------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier         President;     Since 2005    Managing Partner, Foreside Financial Group,
Born: October 22, 1961   Principal                    LLC since April 2005; Chief Operating Officer
                         Executive                    and Managing Director, Global Fund Services,
                         Officer                      Citigroup 2003-2005; Managing Director,
                                                      Global Securities Services for Investors, Citibank,
                                                      N.A. 1999-2003.
---------------------------------------------------------------------------------------------------------
Carl A. Bright           Principal      Since 2005    President, Foreside Fund Services, LLC, the
Born: December 20, 1957  Financial                    Trust's Distributor since 2004; Consultant,
                         Officer                      Foreside Solutions, LLC
                                                      2000-2003 (a mutual fund
                                                      development company).
---------------------------------------------------------------------------------------------------------
Beth P. Hanson           Vice           Since 2003    Relationship Manager, Citigroup since 2003;
Born: July 15, 1966      President/                   Relationship Manager, Forum 1999-2003.
                         Assistant
                         Secretary
---------------------------------------------------------------------------------------------------------
Sara M. Morris           Vice President Since 2004    Director and Relationship Manager, Citigroup
Born: September 18, 1963                              since 2004; Chief Financial Officer, The VIA
                                                      Group, LLC (a strategic
                                                      marketing company)
                                                      2000-2003.
---------------------------------------------------------------------------------------------------------
Trudance L. Bakke        Treasurer      Since 2005    Product Manager, Citigroup since 2003; Senior
Born: August 11, 1971                                 Manager of Corporate Finance, Forum 1999-
                                                      2003.
---------------------------------------------------------------------------------------------------------
David M. Whitaker        Secretary      Since 2004    Product Manager, Citigroup since 2004;
Born: September 6, 1971                               Assistant Counsel, PFPC, Inc. (a fund services
                                                      company) 2000-2004.

[LOGO]
                                  MASTRAPASQUA
                                   GROWTH FUND
                                 P.O. BOX 446
                               PORTLAND, ME 04112
                                  800-448-0982
                              FOR MORE INFORMATION
                               INVESTMENT ADVISER
                          Mastrapasqua Asset Management
                          814 Church Street, Suite 600
                               Nashville, TN 37203
                              www.mastrapasqua.com
                                 TRANSFER AGENT
                          Citigroup Fund Services, LLC
                                 P.O. Box 446
                               Portland, ME 04112
                                   DISTRIBUTOR
                           Foreside Fund Services, LLC
                        Two Portland Square, 1/st/ Floor
                               Portland, ME 04101
                                www.foresides.com
This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, Forum Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, which applies to its Principal Executive Officer and Principal Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $207,500 in 2006 and $172,350 in 2005.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2006 and $0 in 2005.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $33,075 in 2006 and $31,500 in 2005. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $34,034 in 2006 and $36,350 in 2005. These services consisted of security count fees and overrun billing.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser of a Series or an affiliate of the investment adviser, by the Series' independent auditor if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or affiliate thereof to the Series' independent auditor for audit and permissible non-audit services are consistent with the independent auditor's independence.

(e) (2) 0%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant for the Reporting Periods were $31,500 in 2005 and $33,075 in 2006. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) If the Registrant's investment adviser engages the registrant's auditor for non-audit services and the engagement relates directly to the operations and financial reporting of the registrant, the Audit Committee considers such engagement in evaluating the independence of the registrant's auditor.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Included as part of report to stockholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        Forum Funds

By       /s/ Simon D. Collier
         ---------------------------
         Simon D. Collier, President & Principal Executive Officer

Date     08/08/2006
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ Simon D. Collier
         -----------------------------------
         Simon D. Collier, President & Principal Executive Officer

Date     08/08/06
         -----------------------------------


By       /s/ Carl A. Bright
         -----------------------------------
         Carl A. Bright, Principal Financial Officer

Date     08/08/2006
         -----------------------------------